As filed via EDGAR with the Securities and Exchange Commission on February 28, 1996
                                                               File No. 811-5151
                                                       Registration No. 33-14196
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    ---------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                          Pre-Effective Amendment No.                        [ ]

                        Post-Effective Amendment No. 33                      [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                        Post-Effective Amendment No.  72                     [X]

               ---------------------------------------------------

                                MUTUAL FUND GROUP
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

                              125 West 55th Street
                            New York, New York  10019
               --------------------------------------------------
               (Address of Principal Executive Office)  (Zip Code)

       Registrant's Telephone Number, including Area Code:  (212) 492-1600

                                             Copy to:
George Martinez, Esq.                        Carl Frischling, Esq.
BISYS Fund Services, Inc.                    Kramer, Levin, et. al.
3435 Stelzer Road                            919 Third Avenue
Columbus, Ohio  43219                        New York, New York 10022

---------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

   [X]    immediately upon filing pursuant   [ ]   on (           ) pursuant to
          to paragraph (b)                         paragraph (b)
   [ ]    60 days after filing pursuant to   [ ]   on (            ) pursuant to
          paragraph (a)(1)                         paragraph (a)(1)
   [ ]    75 days after filing pursuant to   [ ]   on (      ) pursuant to
          paragraph (a)(2)                         paragraph (a)(2) rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                 ---------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice was filed on November 27, 1995.

The Trustees of the Hub Portfolios have also executed this registration statement.

                              CROSS-REFERENCE SHEET


          (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                       VISTA(SM) U.S. GOVERNMENT INCOME FUND
                              VISTA(SM) BALANCED FUND
                            VISTA(SM) EQUITY INCOME FUND
                          VISTA(SM) GROWTH AND INCOME FUND
                           VISTA(SM) CAPITAL GROWTH FUND
                               VISTA(SM) EQUITY FUND
                                VISTA(SM) BOND FUND
                           VISTA(SM) SHORT-TERM BOND FUND
                               IEEE BALANCED FUND
                         VISTA(SM) GLOBAL FIXED INCOME FUND
                        VISTA(SM) INTERNATIONAL EQUITY FUND
                          VISTA(SM) SMALL CAP EQUITY FUND


    Item Number
    Form N-1A,                                    Statement of Additional
      Part A       Prospectus Caption                Information Caption
    ----------     ------------------              ----------------------

       1           Front Cover Page                          *

       2(a)        Expense Summary                           *
        (b)        Not Applicable                            *

       3(a)        Financial Highlights                      *
        (b)        Not Applicable                            *

        (c)        Yield and Performance                     *
                   Information


       4(a)(b)     Other Information                         *
                   Concerning Shares of the
                   Fund; Investment Objectives,
                   Policies and Risk Factors;
                   Additional Information on
                   Investment Policies and
                   Techniques
        (c)        Investment Objectives,                    *
                   Policies and Risk Factors

        (d)        Not Applicable                            *

       5(a)        Management                                *
        (b)        Management - The Adviser;                 *
                   Back Cover Page

    Item Number
    Form N-1A,                                    Statement of Additional
      Part A       Prospectus Caption                Information Caption
    ----------     ------------------              ----------------------

        (c)(d)     Management  - The                         *
                   Administrator; Shareholder
                   Servicing Agents, Transfer
                   Agent and Custodian

         (e)       Shareholder Servicing Agents,             *
                   Transfer Agent and Custodian
                   - Transfer Agent and
                   Custodian; Back Cover Page
         (f)       Other Information Concerning              *
                   Shares of the Fund - Expenses

         (g)       Not Applicable                            *

        5A         Not Applicable                            *
       6(a)        Other Information Concerning              *
                   Shares of the Fund -
                   Description of Shares, Voting
                   Rights and Liabilities

        (b)        Not Applicable                            *

        (c)        Not Applicable                            *
        (d)        Not Applicable                            *

      (e)(f)       Shareholder Servicing Agents,             *
                   Transfer Agent and
                   Custodian - Shareholder
                   Servicing Agents
        (f)        Other Information Concerning              *
                   Shares of the Fund - Net
                   Income - Dividends and
                   Capital Gains Distributions

        (g)        Tax Matters                          Tax  Matters

       7(a)        Purchases and Redemptions of              *
                   Shares - Purchases; Back
                   Cover Page
        (b)        Purchases and Redemptions of              *
                   Shares - Purchases; Other
                   Information Concerning Shares
                   of the Fund - Net Asset
                   Value; Shareholder Servicing
                   Agents, Transfer Agent and
                   Custodian - Shareholder
                   Servicing Agents

        (c)        Not Applicable                            *
        (d)        Shareholder Servicing Agents,             *
                   Transfer Agent and
                   Custodian - Shareholder of
                   Servicing Agents

    Item Number
    Form N-1A,                                    Statement of Additional
      Part A       Prospectus Caption                Information Caption
    ----------     ------------------              ----------------------

        (e)        Purchases and Redemptions of              *
                   Shares; Other Information
                   concerning Shares of the Fund
                   - Distribution Plans and
                   Distribution and Sub-
                   Administration Agreement

       8(a)        Purchases and Redemptions of              *
                   Shares - Redemptions
        (b)        Purchases and Redemptions of              *
                   Shares - Redemptions

        (c)        Not Applicable                            *
        (d)        Not Applicable                            *

         9         Not Applicable                            *

                       VISTA(SM) U.S. GOVERNMENT INCOME FUND
                              VISTA(SM) BALANCED FUND
                            VISTA(SM) EQUITY INCOME FUND
                          VISTA(SM) GROWTH AND INCOME FUND
                           VISTA(SM) CAPITAL GROWTH FUND
                               VISTA(SM) EQUITY FUND
                                VISTA(SM) BOND FUND
                           VISTA(SM) SHORT-TERM BOND FUND
                               IEEE BALANCED FUND
                         VISTA(SM) GLOBAL FIXED INCOME FUND
                        VISTA(SM) INTERNATIONAL EQUITY FUND
                          VISTA(SM) SMALL CAP EQUITY FUND


Item Number
Form N-1A,                                        Statement of Additional
  Part B            Prospectus Caption              Information Caption
----------          ------------------            -----------------------

10                  *                             Front Cover Page

11                  *                             Front Cover Page

12                  *                             Not Applicable

13                  Investment Objective and      Investment Objective, Policies
                    Policies                      and Restrictions

14                       *                        Management of the Fund -
                                                  Trustees and Officers

15(a)                    *                        Not Applicable

  (b)                    *                        Not Applicable

  (c)                    *                        Management of the Fund

16(a)               Management -- The Adviser     Management of the Fund-Adviser

  (b)               Management -- The Adviser     Management of the Fund-Adviser

  (c)               Other Information             Management of the Fund-
                    Concerning Shares of the      Administrator
                    Fund - Expenses

  (d)               Management -- The             Management of the Fund -
                    Administrator                 Administrator

  (e)                    *                        Not Applicable

Item Number
Form N-1A,                                         Statement of Additional
  Part B         Prospectus Caption                  Information Caption
----------       ------------------                -----------------------

  (f)            Purchases and Redemptions of      Management of the Fund
                 Shares; Other Information         - Distribution
                 concerning Shares
                 of the Fund -Distribution
                 Plan and Distribution and
                 Sub-Administration Agreement

  (g)                 *                            Not Applicable

  (h)                 *                            Management of the Fund -
                                                   Shareholder Servicing Agents,
                                                   Transfer Agent and Custodian;
                                                   Independent Accountants; Back
                                                   Cover Page

  (i)                 *                            Not Applicable

17               Investment Objective and          Investment Objectives,
                 Policies                          Policies and Restrictions -
                                                   Portfolio Transactions

18               Other Information                 General Information -
                 Concerning Shares of the          Description of Shares,
                 Fund-Description of Shares        Voting Rights and Liabilities
                 Voting Rights and Liabilities

19(a)            Purchases and Redemptions of           *
                 Shares

  (b)            Other Information Concerning      Determination of Net Asset
                 Shares of the Fund -              Value
                 Net Asset Value;
                 Purchases and Redemptions of
                 Shares

  (c)                 *                            Not Applicable

20               Tax Matters                       Tax Matters

21(a)                 *                            Management of the Fund -
                                                   Distributor

  (b)                 *                            Management of the Fund -
                                                   Distributor

  (c)                 *                            Not Applicable

22                    *                            Performance Information -
                                                   Yield Quotations

23                    *                            Not Applicable

Part C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
                      VISTASM U.S. GOVERNMENT INCOME FUND

                                                                   March 1, 1996


    VISTA U.S. GOVERNMENT INCOME FUND (the "Fund") seeks to provide its shareholders with monthly dividends as well as to protect the value of its shareholders' investment (i.e., to preserve principal) by investing in debt obligations that are backed by the "full faith and credit" of the U.S. Government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Fund. The Fund is a non-diversified series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.



    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 11. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INVOLVING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of Class B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor, or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary........................................................     3
Financial Highlights...................................................     4
Investment Objective and Policies......................................     5
Additional Information on Investment Policies and Techniques...........     6
Variable Distribution Method...........................................    10
Management of the Fund.................................................    11
Purchases and Redemptions of Shares....................................    14
Tax Matters............................................................    25
Other Information Concerning Shares of the Fund........................    26
Shareholder Servicing Agents, Transfer Agent and Custodian.............    30
Yield and Performance Information......................................    32

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                                    CLASS A    CLASS B
---------------------------------------------------------------------------------   -------    -------
Maximum Initial Sales Charge Imposed on Purchases (as a percentage of offering
  price)*........................................................................    4.50%       None
Maximum Sales Charge Imposed on Reinvested Dividends.............................     None       None
  Exchange Fee...................................................................     None       None
Maximum Contingent Deferred Sales Charge (as a percentage of redemption
  proceeds)+.....................................................................     None      5.00%


                                                                                          (AS A
                                                                                        PERCENTAGE
ANNUAL FUND OPERATING EXPENSES                                                        OF NET ASSETS)
---------------------------------------------------------------------------------   ------------------
Investment Advisory Fee (After waiver of fees)**.................................     .17%       .17%
Rule 12b-1 Distribution Plan Fee (After waiver of fees)++**......................     .20%       .75%
Administration Fee...............................................................     .05%       .05%
Other Expenses (After waiver of fees)**
--Sub-administration Fee.........................................................     .05%       .05%
--Shareholder Servicing Fee......................................................     .05%       .25%
--Other Operating Expenses+++....................................................     .38%       .38%
                                                                                    -------    -------
Total Fund Operating Expenses....................................................     .90%      1.65%


EXAMPLE:
You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual rate of return:

                                                                          ONE     THREE    FIVE      TEN
                                                                          YEAR    YEARS    YEARS    YEARS
                                                                          ----    -----    -----    -----
  Class A Shares(1)....................................................   $54      $72     $  93    $ 151
  Class B Shares
  Assuming complete redemption at end of period(2)(3)..................    68       85       113      166
  Assuming no redemption(3)............................................    17       52        90      166

------------
  * The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.

 ** Fees waived on a month-to-month basis.

  + The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
 ++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++ A shareholder may incur a $10.00 charge for certain wire redemptions.
 (1) Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge, as applicable.
 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing fee and other operating expenses expected to be incurred by the Fund during the fiscal year after waiver of fees. Absent such waivers, the annual investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, and shareholder servicing agent fee would be 0.30%, 0.25% (0.75% for Class B shares), 0.10%, 0.05% and 0.25%, respectively, of the Fund's average net assets. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein.

    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for one Class A share and one Class B share for each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, (which are incorporated by reference into the statement of additional information). The financial statements and notes, as well as the financial information set forth in the table below with respect to each of the last five years ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the annual report to shareholders. Shareholders can obtain a copy of this annual report by contacting the Fund or its Shareholder Servicing Agent.


                             U.S. GOVERNMENT INCOME

                                                                                                          9/8/87*     YEAR
                                                                                                             TO      ENDED
                                                         YEAR ENDED OCTOBER 31,                           10/31/87  10/31/95
                                 -----------------------------------------------------------------------  CLASS A   CLASS B
                                           1994     1993     1992     1991      1990     1989     1988
                                  1995
                                                             CLASS A SHARES                                SHARES    SHARES
                                 -----------------------------------------------------------------------  --------  --------
NET ASSET VALUE, BEGINNING OF
PERIOD.......................... $10.60   $ 12.10   $11.68   $11.53   $10.93    $11.21   $10.90   $10.69    $10.00     $10.59
 INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income........   0.699     0.646    0.666    0.786    0.883     0.882    0.885    0.842     0.052      0.621
   Net Gains or Losses in
     Securities (both realized
     and unrealized)............   0.798    (1.297)   0.699    0.267    0.597    (0.284)   0.319    0.258     0.638      0.797
                                 -------   -------  -------  -------  -------  --------  -------  -------  --------  --------
       Total from Investment
Operations......................   1.497    (0.651)   1.365    1.053    1.480     0.598    1.204    1.100     0.690      1.418
 LESS DISTRIBUTIONS
   Dividends from net investment
     income.....................   0.697     0.646    0.667    0.786    0.882     0.882    0.888    0.890     0.000      0.638
   Distributions from capital
     gains......................  --         0.203    0.287    0.111    0.000     0.000    0.004    0.000     0.000       --
                                 -------   -------  -------  -------  -------  --------  -------  -------  --------   --------
       Total Distributions......   0.697     0.849    0.954    0.897    0.882     0.882    0.892    0.890     0.000      0.638
                                 -------   -------  -------  -------  -------  --------  -------  -------  --------   --------
Net Asset Value, End of
  Period........................  $11.40   $ 10.60   $12.10   $11.68   $11.53    $10.93   $11.21   $10.90    $10.69     $11.37
                                 -------   -------  -------  -------  -------  --------  -------  -------  --------   --------
                                 -------   -------  -------  -------  -------  --------  -------  -------  --------   --------
Total Return(1).................   14.59%    (5.58%)  12.35%    9.40%   14.07%     5.70%   11.64%   10.70%    46.64%     13.80%
RATIOS/SUPPLEMENTAL DATA*
 Net Assets, End of Period (000
   omitted)..................... $99,109   $99,524  $93,039  $59,391  $15,131    $6,359   $3,725   $1,742      $107    $10,652
 Ratio of Expenses to Average
Net Assets......................    0.87%     0.76%    0.75%    0.38%    0.02%     0.08%    0.00%    0.00%     0.00%#     1.62%
 Ratio of Net Investment Income
   to Average Net Assets........    6.37%     5.74%    5.61%    6.52%    7.81%     8.08%    8.12%    8.11%     6.29%#     5.53%
 Ratio of expenses without
   waivers and assumption of
   expenses to Average Net
   Assets.......................... 1.40%     1.28%    1.14%    1.34%    2.89%     2.50%    2.50%    2.00%     2.00%#     1.89%
Ratio of net investment income
 without waivers and assumption
 of expenses to Average Net
 Assets..........................   5.84%     5.22%    5.22%    5.56%    4.94%     5.66%    5.62%    6.11%     4.29%#     5.26%
Portfolio Turnover Rate.........     164%      163%     296%     514%     103%       15%      34%       3%        0%       164%

                                  11/4/93**
                                  THROUGH
                                  10/31/94
                                  CLASS B

                                   SHARES
                                  --------
NET ASSET VALUE, BEGINNING OF
PERIOD..........................   $11.98
 INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income........     0.592
   Net Gains or Losses in
     Securities (both realized
     and unrealized)............    (1.187)
                                  --------
       Total from Investment
Operations......................    (0.595)
 LESS DISTRIBUTIONS
   Dividends from net investment
   income.......................     0.592
   Distributions from capital
   gains........................     0.203
                                  --------
       Total Distributions......     0.795
                                  --------
Net Asset Value, End of
Period..........................   $10.59
                                  --------
                                  --------
Total Return(1).................    (5.18%)
RATIOS/SUPPLEMENTAL DATA*
 Net Assets, End of Period (000
   omitted).....................   $5,184
 Ratio of Expenses to Average
Net Assets......................     1.50%#
 Ratio of Net Investment Income
   to Average Net Assets........     5.28%#
 Ratio of expenses without
   waivers and assumption of
   expenses to Average Net
   Assets.......................     1.78%#
Ratio of net investment income
 without waivers and assumption
 of expenses to Average Net
 Assets.........................     5.00%#
Portfolio Turnover Rate.........      163%


------------
 # Short periods have been annualized.

 * Commencement of operations.

 ** Commencement of offering of shares.

(1) Total return figures are calculated before taking into account sales load on Class A shares or any contingent deferred sales charges on Class B shares.

INVESTMENT OBJECTIVE AND POLICIES

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with monthly dividends as well as to protect the value of its shareholders' investment (i.e., to preserve principal).

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing in debt obligations that are backed by the "full faith and credit" of the U.S. Government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Fund.


    The debt obligations in which the Fund's assets will be invested include:
(1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"). For a description of such obligations, see "Additional Information on Investment Policies and Techniques" on page 6.


    Although there is no credit risk involved in the purchase of debt obligations that are backed by the "full faith and credit" of the U.S. Government, shares of the Fund are neither insured nor guaranteed by the U.S. Government or its agencies or instrumentalities. MOREOVER, THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO DECLINE.

    The Fund may invest in repurchase agreements, "when-issued" securities and futures contracts. For a description of these types of investments, and further information regarding the investment policies and techniques of the Fund, see "Additional Information on Investment Policies and Techniques", on page 7. In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Fund. Although the Fund will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Shareholder approval is not required to change the Fund's investment objective or any of the investment policies discussed above or in "Additional Information on Investment Policies and Techniques". The Fund has, however, adopted a policy which is fundamental and which provides that all of its assets will be invested in obligations that are backed by the "full faith and credit" of the U.S. Government or in repurchase agreements fully collateralized by U.S. Government obligations, except that up to 5% of the Fund's assets may be invested in futures contracts and options thereon based on U.S. Government obligations, including any index of government obligations that may be available for trading.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    The following are summaries of obligations in which the Fund may be invested. All such obligations are backed by the full faith and credit of the U.S. Government.

    D.C. ARMORY BOARD BONDS are bonds issued by the District of Columbia Armory Board.

    EXPORT-IMPORT BANK CERTIFICATES are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

    FHA DEBENTURES are debentures issued by the Federal Housing Authority of the U.S. Government.

    FHA INSURED NOTES are bonds issued by the Farmers Home Administration of the U.S. Government.

    GNMA CERTIFICATES are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

    The Fund will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

    The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

    As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year, mortgage-backed securities which prepay fully in the twelfth year.

    As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

    The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

    Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

    GNMA FHLMC BONDS are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and guaranteed by GNMA.

    GNMA FNMA BONDS are mortgage-backed bonds issued by the Federal National Mortgage Association and guaranteed by GNMA.

    GSA PARTICIPATION CERTIFICATES are participation certificates issued by the General Services Administration of the U.S. Government.

    NEW COMMUNITIES DEBENTURES are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

    PUBLIC HOUSING BONDS are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES are certificates issued by Penn Central Transportation and guaranteed by the Secretary of Transportation of the U.S. Government.

    SBA DEBENTURES are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS are bonds issued by the Washington Metropolitan Area Transit Authority and guaranteed by the Secretary of Transportation of the U.S. Government.

The list of securities set forth above does not purport to be an exhaustive compilation of all debt obligations which are backed by the full faith and credit of the U.S. Government. The Fund reserves the right to invest its assets in debt obligations backed by the full faith and credit of the U.S. Government other than those listed above.

    If GNMA securities are purchased by the Fund at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss to the Fund of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objective, Policies and Restrictions--Investment
Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of the Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolio of the Fund, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies; Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.


    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in the prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        . purchase, write and exercise call and put options on securities (including using options in combination with securities, other options or derivative instruments):



        . enter into futures contracts and options on futures contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS


    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.

        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.



        . In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.



    For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Additional Policies Regarding Futures and Options Transactions, Risk Factors Associated with Futures and Options Transactions, and Restrictions on the Use of Futures and Options Contracts" in the Statement of Additional Information.


VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                  CONTINGENT         DISTRIBUTION
               INITIAL             DEFERRED              AND                OTHER
             SALES CHARGE        SALES CHARGE        SERVICE FEES        INFORMATION
          ------------------  ------------------  ------------------  ------------------
Class A   Maximum of 4.50%    None                Distribution Fee    Initial Sales
            of public                               of 0.25%;           Charge reduced
            offering price                          Service Fee of      in certain
                                                    0.25%               circumstances.
Class B   None                Maximum contingent  Distribution Fee    Shares convert to
                                deferred sales      of 0.75%;           Class A shares,
                                charge of 5% of     Service Fee of      and thus pay
                                redemption          0.25%               lower
                                proceeds                                distribution
                                declines to 0%                          fees, in the
                                after 6 years                           eighth year
                                                                        after issuance

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gain distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT OF THE FUND

                                  THE ADVISER


    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated August 19, 1987. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Alex Powers, Vice President of the Adviser, is responsible for the day-to-day management of the Vista U.S. Government Income Fund and the fixed-income trading for the Vista Balanced Fund. He also manages various individual and institutional accounts. Mr. Powers is part of a team responsible for fixed-income strategy, research and trading within Chase. Prior to joining Chase in 1988, he spent six years as Vice President and Portfolio Manager at Liberty Capital, an institutional fixed-income advisory firm. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989, as amended September 30, 1993 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision and other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the applicable offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

 ACCOUNT TYPE                                     MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------

 Individual....................................             $2,500(1)

 Individual Retirement Account (IRA)...........             $1,000(2)

 Spousal IRA...................................             $  250

 SEP-IRA.......................................             $1,000(2)

 Purchase Accumulation Plan....................             $  250(3)

 Payroll Deduction Program (401K, 403B,
 Keogh). ......................................             $  100(4)


------------

(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment

Plan at any time by sending a signal letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES --CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    -----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED       PRICE
------------------------------------------   --------    --------    -----------
Less than $100,000........................     4.50        4.71          4.00
$100,000 to $249,999......................     3.75        3.90          3.25
$250,000 to $499,999......................     2.50        2.56          2.25
$500,000 to $999,999......................     2.00        2.04          1.75
$1,000,000 to $2,499,999..................     --          --            0.75
$2,500,000 to $9,999,999..................     --          --            0.50
$10,000,000 to $49,999,999................     --          --            0.25
$50,000,000 and over......................     --          --            0.15



    The initial sales charge on Class A shares varies with the size of the purchase of Class A share as shown above. The reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from it own resources and/or the Distribution Plan.


    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares, 4.00%, and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

    a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

    b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

    c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

    a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

    b) Any qualified retirement plan with 250 or more participants

    c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS



    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in action 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.



    Investors may incur a fee if they effect transaction through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    The Fund reserves the right to cease offering Class A shares for sale at any time or to reject any order for the purchase of Class A shares and to cease offering any services provided by a Shareholder Servicing Agent.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by "any person" at a reduced sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total
(i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and (b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.


    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if a fund has only one class, shares of such fund), including shares of any Vista money market fund acquired by exchange, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See

"Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF NET
REDEMPTION DURING                               ASSET VALUE AT REDEMPTION
-------------------------------------------   ------------------------------
1st Year Since Purchase....................                 5%
2nd Year Since Purchase....................                 4%
3rd Year Since Purchase....................                 3%
4th Year Since Purchase....................                 3%
5th Year Since Purchase....................                 2%
6th Year Since Purchase....................                 1%
7th Year Since Purchase....................                 0%


    Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.

    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA,

Keogh or custodial account under section 403(b) of the Internal Revenue Code;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 22; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and
(vi) a redemption of an account balance under $500, as described on page 22.

    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Servicing Agent.

    For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charge for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing it to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS AT LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds which has a similar class of shares, respectively in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such money market funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of the Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be treated as a redemption and will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distributor and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemption of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund.

Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Ordinary income dividends and capital gain dividends from the Fund are subject to federal income tax as discussed above, and may also may be subject to state and local taxes. The laws of some states and localities, however, exempt from some taxes dividends such as those paid on shares of the Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities. The Fund intends to advise its shareholders of the portion of their ordinary income dividends which are attributable to such interest.

    The State of New York, for example, exempts from its personal income tax dividends such as those paid on shares of the Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, provided that at least 50% of the Fund's portfolio consists of such obligations and the Fund complies with certain notice requirements. The New York State Department of Taxation and Finance (like most other states) currently takes the position, however, that certain obligations backed by the full faith and credit of the U.S. Treasury, such as GNMA Certificates, and repurchase agreements backed by any U.S. Government obligation, do not constitute exempt obligations of the U.S. Government. Under present market conditions, it is expected that less than 50% of the Fund's portfolio will consist of obligations which the New York State Department of Taxation and Finance views as exempt. Accordingly, no portion of dividends paid on shares of the Fund will be exempt from New York State personal income tax.

    Shareholders are urged to consult their tax advisers regarding the possible exclusion from state and local income tax of a portion of the dividends paid on shares of the Fund which is attributable to interest from obligations of the U.S. Government and its agencies and instrumentalities.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE


    The net asset value of a class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.) on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.


    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares.


              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Income dividends are declared daily and paid monthly. The net investment income consists of the interest income earned on the assets of the Fund, less expenses. The Fund will distribute its net realized short-term or long-term capital gains, if any, to its shareholders at least annually. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses, and certain other expenses, borne by the Class B shares.


    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.20% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A Shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 2, 1990, as amended June 1, 1990 and September 30, 1993 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The expenses each of the Funds of the Trust include the compensation of its Trustees; registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net investment asset value of, and the net income on, the shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more of the assets of the Fund may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Class B, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or Class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS


    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.


    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Vista Service Center for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares the average annual total rate of return will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of classes of shares the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor have all voluntarily agreed to waive a portion of its fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund classes of shares during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for the classes of shares of the Fund.

    The Fund generally will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION

    The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in the Fund's net asset values, such changes will not affect the income received by the Fund from such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund.

                                   PROSPECTUS
                             VISTA(SM) BALANCED FUND

                                                                   March 1, 1996


    VISTA BALANCED FUND (the "Fund") seeks to provide its shareholders with maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35%-70% of the Fund's total assets will be invested in common stocks and other equity investments and at least 25% of the Fund's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and preferred stock, and government obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal monetary policies. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds").


    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective, Policies and Risk Consideration" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 10. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of Class B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor, or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary...............................................     3
Financial Highlights..........................................     4

Investment Objective, Policies and Risk Consideration.........     5
Additional Information on Investment Policies and Techniques..     6
Variable Distribution Method..................................     9
Management of the Fund........................................    10
Purchases and Redemptions of Shares...........................    12
Tax Matters...................................................    23
Other Information Concerning Shares of the Fund...............    24
Shareholder Servicing Agents, Transfer Agent and Custodian....    28
Yield and Performance Information.............................    29
Appendix A--Description of Ratings............................   A-1

EXPENSE SUMMARY

                                                                             CLASS A     CLASS B
                                                                             -------     -------
Shareholder Transaction Expenses
--------------------------------
Maximum Initial Sales Charge Imposed on Purchases (as a percentage of
 offering price)*.........................................................     4.50%       None
Maximum Sales Charge Imposed on Reinvested Dividends......................     None        None
Exchange Fee..............................................................     None        None
Maximum Contingent Deferred Sales Charge (as a percentage of
 redemption proceeds)+....................................................     None        5.00%

                                                                             AS A PERCENTAGE OF
ANNUAL FUND OPERATING EXPENSES                                                   NET ASSETS
                                                                             -------------------
Investment Advisory Fee (After waivers of fees)...........................      .12%        .12%
Rule 12b-1 Distribution Plan Fee (After waivers of fees)++................      .20%        .75%
Administration Fee (After waiver of fees).................................      .03%        .03%
Other Expenses (After waiver of fees and reimbursement of expenses)
 --Sub-administration Fee.................................................      .05%        .05%
 --Shareholder Servicing Fee..............................................      .05%        .25%
 --Other Operating Expenses+++............................................      .80%        .80%
Total Fund Operating Expenses.............................................     1.25%       2.00%



EXAMPLE:
 You would pay the following expenses on a $1,000 invested in the Fund, assuming a 5% annual rate of return:


                                                                      ONE     THREE    FIVE      TEN
                                                                      YEAR    YEARS    YEARS    YEARS
                                                                      ----    -----    -----    -----
   Class A Shares(1)...............................................   $57      $83     $111     $189
   Class B Shares:
   Assuming complete redemption at end of period(2)(3).............    72       96      131      204
   Assuming no redemption(3).......................................    20       63      108      204


------------
 * The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
 + The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
 ++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++ A shareholder may incur a $10.00 charge for certain wire redemptions.
 (1) Assumes deduction at the time of purchase of the maximum 4.50% intitial sales charge, as applicable.
 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.


    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing fee and other operating expenses expected to be incurred by the Fund after waiver of fees. Fees are waived on a month-to-month basis. Absent such waivers, the annual investment advisory fee, distribution plans fee, administrative fee, sub-administrative fee and shareholder servicing fee for the Fund would be 0.50%, 0.25% (0.75% for Class B shares), 0.10%, 0.05% and 0.25%. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein.


    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.



                                        YEAR           YEAR         11/4/92*         YEAR       11/4/93**
                                        ENDED          ENDED          THRU          ENDED        THROUGH
                                      10/31/95       10/31/94       10/31/93       10/31/95      10/31/94
                                                  CLASS A SHARES                       CLASS B SHARES
                                     -----------------------------------------    ------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD............................   $    11.09     $     11.38    $    10.00     $   11.03     $    11.22

 INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income..........         0.382           0.356         0.410         0.309          0.345
   Net Gains or Losses in
   Securities (both realized and
unrealized).......................         1.517          (0.187)        1.344         1.502         (0.117)
                                     -----------     -----------   -----------    ----------    ----------
   Total from Investment
Operations........................         1.899           0.169         1.754         1.811          0.228

 LESS DISTRIBUTIONS
   Dividends from net investment
income............................         0.408           0.359         0.375         0.131          0.318
   Distributions from capital
gains.............................         0.131           0.100         0.000         0.350          0.100
                                     -----------     -----------   -----------    ----------    ----------
   Total Distributions............         0.539           0.459         0.375         0.481          0.418
                                     -----------     -----------   -----------    ----------    ----------
Net Asset Value, End of Period....   $    12.45     $     11.09    $    11.38     $   12.36     $    11.03
                                     -----------     -----------   -----------    ----------    ----------
Total Return(1)...................        17.70%           1.56%        17.74%        16.93%          2.17%

 RATIOS/SUPPLEMENTAL DATA*
   Net Assets, End of Period (000
omitted)..........................   $33,733        $ 21,705       $13,920        $6,336        $ 3,543
   Ratio of Expenses to Average
   Net Assets#....................         1.06%           0.58%         0.00%         1.82%          1.50%
   Ratio of Net Income to Average
   Net Assets#....................         3.48%           3.21%         3.87%         2.68%          2.46%
   Ratio of expenses without
   waivers and assumption of
expenses#.........................         2.20%           2.20%         3.07%         2.72%          2.69%
   Ratio of net investment income
   without waivers and assumption
of expenses#......................         2.34%           1.59%         0.80%         1.78%          1.24%
   Portfolio Turnover Rate........        68%             77%           65%           68%            77%


------------

 # Short periods have been annualized.

 * Commencement of operations.
 ** Commencement of offering of shares.
(1) Total return figures do not include the effect of any sales load on Class A shares or any contingent deferred sale charges on Class B shares.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATION

    INVESTMENT OBJECTIVES -- The primary investment objective of the Fund is to maximize total return through a combination of long-term growth of capital and current income.


    INVESTMENT POLICIES -- The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income senior securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal monetary policies.

    Under normal market conditions, between 35%-70% of the Fund's total assets will be invested in common stocks and other equity investments (which consists of preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). The majority of the Fund's common stocks and other equity investments will be invested in well-known and established companies with a market capitalization of at least $200 million and be traded on established securities markets or over-the-counter.


    In addition, at least 25% of the Fund's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and preferred stock, and government obligations. The average maturity of these investments will vary from time to time depending on the Adviser's assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed income securities in the Fund's portfolio will be between two and fifteen years under normal market conditions. Non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by the Adviser under criteria approved by the Board of Trustees. Bonds rated BBB by S&P or Baa by Moody's may possess speculative characteristics and may be sensitive to changes in the economy and the financial condition of issuers.

    The Fund may also purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and may invest in high quality short-term debt securities such as commercial paper rated A-1 by S&P or P-1 by Moody's.

    THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN ITS PORTFOLIO.

    The Fund normally will be substantially fully invested. However, the Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government for temporary defensive purposes during periods that the Adviser considers to be unsuitable for the Fund's normal investment strategies.


    The Fund may write covered call options on its equity securities for the purpose of hedging its portfolio. "Additional Information on Investment Policies and Techniques" contains a more complete description of option contracts, as well as further information concerning the investment policies and techniques of the Fund. In addition, the Statement of Additional Information includes a further discussion of option contracts to be entered into by the Fund. Although the Fund will enter into option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Shareholder approval is required to change the Fund's investment objectives which are considered to be fundamental. However, shareholder approval is not required to change any of the investment policies described above or in "Additional Information on Investment Policies and Techniques".

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Fund are not invested in common stocks, they will consist of or be invested in cash, cash equivalents, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government, as described under "Investment Objective, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objective, Policies and Restrictions" in the Statement of Additional Information.

    The Fund may invest up to 20% of its assets in sponsored American Depositary Receipts, which are U.S. exchange listed interests in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers when the Adviser believes that such investments provide good opportunities for achieving income and capital gains without undue risk. These securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objectives of the Fund will be achieved.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 15% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. The purchase by the Fund of securities subject to legal or contractual restrictions on resale may involve additional risks and costs otherwise not incurred in connection with purchases of securities without such restrictions. This limitation may be subject to additional restrictions imposed by jurisdictions in which the Fund's shares are offered for sale. See "Investment Restrictions" in the Statement of Additional Information.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is not intended that the assets of the Fund will be invested in securities for the purpose of short-term profits. However, the Fund will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. It is anticipated that the annual portfolio turnover rate for both the equity and fixed-income portions of the Fund's portfolio will be approximately 100%. For a complete discussion of portfolio transactions and brokerage allocation, including the Fund's overall portfolio turnover rate, the turnover rate for the portion of the Fund's portfolio consisting of common stock and the turnover rate for the portion of the Fund's portfolio consisting of non-equity investments, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.


    FUTURES AND OPTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in the prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        - purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments);

        - enter into futures contracts and options on futures contracts;



        - purchase and sell mortgage-backed and asset-backed securities; and



        - purchase and sell structured products.



RISK FACTORS


    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        - There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        - The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.



        - Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        - Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        - There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        - Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.



        - In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.


    For additional information concerning the use and risks involved in the acquisition, ownership or sale of options contracts, including certain percentage limitations on the use of such instruments, see "Investment Objective, Policies and Restrictions--Investment Policies: Additional Policies Regarding Options Transactions, Risk Factors Associated with Options Transactions, and Restrictions on the Use of Options Contracts" in the Statement of Additional Information.

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                     INITIAL       CONTINGENT DEFERRED    DISTRIBUTION AND
                   SALES CHARGE        SALES CHARGE         SERVICE FEES       OTHER INFORMATION
                   ------------    --------------------   ----------------    --------------------
Class A.........   Maximum of      None                   Distribution Fee    Initial Sales Charge
                   4.50% of                                of 0.25%;          reduced in certain
                   public                                  Service Fee of     circumstances
                   offering                                0.25%
                   price

Class B.........   None            Maximum contingent     Distribution Fee    Shares convert to
                                   deferred sales          of 0.75%;          Class A shares, and
                                   charge of 5% of         Service Fee of     thus pay lower
                                   redemption proceeds     0.25%              distribution fees,
                                   declines to 0% after                       in the eighth year
                                   6 years                                    after issuance

FACTORS TO CONSIDER
    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES -- Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES -- As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES -- Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION
    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT OF THE FUND


                                  THE ADVISER

    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated August 4, 1992. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Alex Powers and Greg Adams, Vice Presidents of the Adviser, are responsible for the day-to-day management of the Fund's portfolio. Mr. Powers is responsible for the fixed-income trading for the Fund. He also manages the Vista U.S. Government Income Fund as well as various individual and institutional accounts. Mr. Powers is part of a team responsible for fixed-income strategy, research and trading with Chase. Mr. Adams joined Chase in 1987 and oversees the equity trading of the Fund, as well as a number of Chase's pooled equity Funds. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.50% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.


    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, the Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The Board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers'). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.

    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989, as amended September 30, 1993 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to it, serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES
    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net assset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for

15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.


    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

 ACCOUNT TYPE                                    MINIMUM INITIAL INVESTMENT
-------------                                    --------------------------
Individual....................................             $2,500(1)
Individual Retirement Account (IRA)...........             $1,000(2)
Spousal IRA...................................             $  250
SEP-IRA.......................................             $1,000(2)
Purchase Accumulation Plan....................             $  250(3)
Payroll Deduction Program.....................             $  100(4)
    (401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

The minimum additional investment is $100 for all types of accounts

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Sstematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                                 ------------          ---------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
-------------------                          --------    --------    ----------
Less than $100,000........................     4.50        4.71         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................       --          --         0.75
$2,500,000 to $9,999,999..................       --          --         0.50
$10,000,000 to $49,999,999................       --          --         0.25
$50,000,000 and over......................       --          --         0.15



    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from it own resources and/or the Distribution Plan.


    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts. In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

        a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

        b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

        c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

        a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

        b) Any qualified retirement plan with 250 or more participants.

        c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS


    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.



    Investors may incur a fee if they effect transactions through a broker or agent.

PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    The Fund reserves the right to cease offering Class A shares for sale at any time or to reject any order for the purchase of Class A shares and to cease offering any services provided by a Shareholder Servicing Agent.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and (b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Vista Fund (or if a fund has only one class, shares of such fund), including shares of any Vista money market Fund acquired by exchange from a Fund which charge an initial sales charge, during a 13-month period. The sales charge is based on the total amount invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                  CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF NET
REDEMPTION DURING                               ASSET VALUE AT REDEMPTION
-----------------                               -------------------------------
1st Year Since Purchase......................                 5%
2nd Year Since Purchase......................                 4%
3rd Year Since Purchase......................                 3%
4th Year Since Purchase......................                 3%
5th Year Since Purchase......................                 2%
6th Year Since Purchase......................                 1%
7th Year Since Purchase......................                 0%

    Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.
                                    ............
    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.


    SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code, (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as discussed on page 20; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 20.


    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his Shareholder Servicing Agent.

    The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charge for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his Fund shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing it to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS AT LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds which has a similar class of shares, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, shares of the Fund also may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such money market funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contigent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephonic transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of qualifying dividends received by the Fund from domestic corporations during the year) may qualify for the 70% dividends-received deductions for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to the Fund's shareholders promptly after the end of each year.

     Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

     Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

     No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

                OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                 NET ASSET VALUE


     The net asset value of a class of shares of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.) on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.


     The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares.


                    NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


     Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders quarterly (in the months of March, June, September and December) as a dividend. The net investment income consists of the dividends and interest income earned, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders annually after the close of its fiscal year. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses, and certain other expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    The Fund will also make additional distributions to the extent necessary to-avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its averge annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.20% annualized of the average net asset value of Class A shares, or 0.25% of the annualized average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. The distribution fees are not directly tied to expenses; therefore, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. As of the date of this Prospectus, no such expenses have been incurred and no amounts have been paid by the Fund pursuant to this provision. However, if such expenses are incurred in the future, the maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 2, 1990, as amended June 1, 1990 and September 30, 1993 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The expenses of each of the Funds of the Trust include the compensation of its Trustees; registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, the shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class, including Class A and Class B, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans but vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A and Class B would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS


    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.


    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Vista Service Center for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment. For Class A shares the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten- year periods will be shown, unless the class has been in existence for a shorter period.

    The Fund may provide annualized "yield" quotations in addition to total rate of return quotations. The annualized "yield" quotations of the Fund will be based on net investment income and refer to the income generated by an investment in the Fund over a stated period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a 52-week period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of classes of shares of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund classes of shares during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The

Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for the classes of shares of the Fund.

    The Fund generally will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION


    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements of the Fund are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A


                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

          DESCRIPTION OF MOODY'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   PROSPECTUS

                           VISTASM EQUITY INCOME FUND              March 1, 1996



    VISTA EQUITY INCOME FUND'S (the "Fund") investment objective is to obtain income by investing at least 65% of the net assets of the Fund in income-producing equity securities. The Fund may also invest in securities convertible into such equity securities. However, in choosing these securities the Fund will also consider the potential for capital appreciation. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds").



    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies, Techniques and Risk Factors" on page 6.



    The Chase Manhattan Bank, N.A. is the Fund's investment adviser (the "Adviser"), custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 9. Vista Broker-Dealer, Inc. ("VBDS") is the Fund's distributor (the "Distributor"), and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS at the net asset value per share next determined plus a varying sales charge depending on the amount of the purchase, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents"), and selected securities brokers or financial institutions (collectively, "Dealers") which have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur distribution expenses, as described herein, at an annual rate, not to exceed 0.25% of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Fund shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary..........................................................     3
Financial Highlights.....................................................     4
Investment Objective and Policies........................................     5
Additional Information on Investment Policies, Techniques and Risk
Factors..................................................................     6
Management of the Fund...................................................     9
Purchases and Redemptions of Shares......................................    11
Tax Matters..............................................................    19
Other Information Concerning Shares of the Fund..........................    20
Shareholder Servicing Agents, Transfer Agent and Custodian...............    23
Yield and Performance Information........................................    25

EXPENSE SUMMARY

Shareholder Transaction Expenses
-------------------------------------------------------------------------------------
Maximum Sales Charge imposed on Purchase (as a percentage of offering price)*........   4.50%
Maximum Sales Charge imposed on Reinvested Dividends (as a percentage of offering
price)...............................................................................   None
Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable)...........................................................   None
Redemption Fees (as a percentage of amount redeemed, if applicable)**................   None
Exchange Fee.........................................................................   None


                                                                                       AS A
                                                                                    PERCENTAGE
ANNUAL FUND OPERATING EXPENSES                                                     OF NET ASSETS
--------------------------------------------------------------------------------   -------------
Investment Advisory Fee.........................................................         .00%
Rule 12b-1 Distribution Plan Fee+...............................................         .00%
Administration Fee..............................................................         .00%
Other Expenses
--Sub-Administration Fee........................................................         .05%
--Shareholder Servicing Agent Fee++.............................................         .00%
--Other Operating Expenses......................................................        1.45%
                                                                                       -----
Total Fund Operating Expenses...................................................        1.50%
                                                                                       -----
                                                                                       -----
EXAMPLE:
  You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
    1 year......................................................................       $  60
    3 years.....................................................................          90
    5 years.....................................................................         123
    10 years....................................................................         216


------------
* The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.

**  A shareholder may incur a $10.00 charge for certain wire redemptions.

+ As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

++ Shareholder Servicing Agents may provide various services to their customers and charge fees for these services.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administration fee, sub-administration fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund during the fiscal year. Absent certain waivers, the investment advisory fee, distribution plan fee, administration fee, sub-administration fee, shareholder servicing fee would be 0.40%, 0.25%, 0.10%, 0.05% and 0.25%, respectively. A more complete description of the Fund's expenses is set forth herein.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by and should be read in conjunction with the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.



                                                                       YEAR ENDED         7/15/93*
                                                                  --------------------    THROUGH
                                                                  10/31/95    10/31/94    10/31/93
                                                                  --------    --------    --------
EQUITY INCOME FUND
Net Asset Value, Beginning of Period...........................   $ 12.12     $ 13.84     $ 13.14
                                                                  --------    --------    --------
  Income From Investment Operations
    Net Investment Income......................................     0.347       0.290       0.078
    Net Gains or Losses in Securities (both realized and
    unrealized)................................................     1.698      (0.477 )     0.700
                                                                  --------    --------
                                                                    2.045      (0.187 )     0.778
  Less Distributions:
    Dividends from net investment income.......................     0.776       0.258       0.078
    Distributions from capital gains...........................     --          1.275       0.000
                                                                  --------    --------    --------
    Total distributions........................................     0.776       1.533       0.078
                                                                  --------    --------    --------
Net Asset Value, End of Period.................................   $ 13.39     $ 12.12     $ 13.84
                                                                  --------    --------    --------
                                                                  --------    --------    --------
Total Return (1)...............................................    17.97%      (1.35% )     5.91%
Ratios/Supplemental Data#
  Net Assets, End of Period (000 omitted)......................   $11,737     $11,409     $15,321
  Ratio of Expenses to Average Net Assets#.....................     1.50%       1.50%       1.50%
  Ratio of Net Investment Income to Average Net Assets#........     2.81%       2.31%       1.72%
  Ratio of expenses without waivers and assumption of
    expenses#..................................................     2.19%       2.02%       2.40%
  Ratio of net investment income without waivers and assumption
    of expenses#...............................................     2.12%       1.79%       0.82%
  Portfolio Turnover Rate......................................       91%         75%         54%


------------


 # Short periods have been annualized.


(1) Total return figures do not include the effect of any front-end sales load.

 * Commencement of offering of shares.

INVESTMENT OBJECTIVE AND POLICIES

    INVESTMENT OBJECTIVES -- The investment objective of the Fund is to obtain income by investing at least 65% of Fund's net assets in a diversified portfolio of income producing equity securities. The Fund may also invest in securities convertible into equity securities. In choosing these securities however, the Fund will also consider the potential for capital appreciation. The Fund seeks to obtain a yield which exceeds the composite yield on the securities compromising the Standard and Poor's 500 Stock Price Index. Investors in the Fund will receive at least 30 days written notice prior to a change in the investment objective.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objectives by investing principally in income-producing common stocks, preferred stocks and convertible preferred stocks. The remainder of the portfolio will usually be invested in corporate bonds which are convertible into common stock. In most cases, the major portion of the Fund will be invested in common stocks traded on a national securities exchange or NASDAQ. A significant portion of the Fund (e.g., 20 to 30 percent) may be invested in convertible bonds or convertible preferred stock. Such securities may be of varying quality and may, under certain circumstances, be considered of relatively higher risk, but will not be securities of companies without proven earnings or credit. Under certain circumstances, the Fund may invest more than 5% of its total assets in issuers that have not been in existence for less than three years or in securities that are not readily marketable. The Fund may also make temporary investments in securities such as investment-grade bonds and short-term notes, for defensive purposes when the Adviser believes market conditions warrant. There is no limitation on the percentage of the Fund's portfolio that may be invested in common and preferred stocks and bonds, and the Adviser contemplates that the portfolio mix will vary from time to time depending on market conditions, interest rates and other factors.


    The Fund may invest in foreign securities, including American Depositary Receipts ("ADRs"), at any time in an amount up to 20% of the value of its net assets. ADRs are securities issued by U.S. banks in place of foreign securities held in trust by those banks. Investments in foreign securities are subject to certain risks to which investments in domestic securities are not subject, including political or economic instability of the issuer or the country of issue and the possibility of the imposition of exchange controls. See "Additional Information on Investment Policies and Techniques and Risk Factors-- Foreign Securities" on page 6.


    EQUITY SECURITIES GENERALLY ARE SUBJECT TO GREATER VOLATILITY AND RISK THAN DEBT OR FIXED-INCOME INSTRUMENTS. LIKEWISE, TO THE EXTENT SUCH SECURITIES ARE ACTIVELY TRADED THE FUND MAY INCUR GREATER COSTS AND RELATIVELY HIGHER RISKS. THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN ITS PORTFOLIO.

    Shareholder approval is not required to change the investment objectives or any of the investment policies described above or in "Additional Information on Investment Policies, Techniques and Risk Factor". For additional information on the Fund's investment objectives and policies, see "Additional Information on Investment Policies, Techniques and Risk Factors."

ADDITIONAL INFORMATION ON INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

    In addition to its investment objective, the Fund has adopted certain other investment restrictions which, unless otherwise noted as being matters of operating policy, may not be changed without approval by majority vote of the Fund's shareholders as defined in the Investment Company Act of 1940 (the "1940 Act"). The most important of these other restrictions are set forth below. Additional restrictions are discussed in the Statement of Additional Information.

    The Fund may not with respect to at least 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities), including issuers of repurchase agreements, or purchase more than 10% of the outstanding voting securities of any one issuer.

    Except as described below, the Fund may not engage in borrowing of any kind. However, the Fund is authorized to borrow money up to 10% of the value of its total assets from banks on a temporary basis for extraordinary or emergency purposes, provided that no purchases of securities are made by the Fund while any such borrowings exceed 5% of the value of the Fund's total assets. To secure authorized borrowings, the Fund is authorized to pledge securities limited to pledges of securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

    The Fund may not, as a matter of operating policy, purchase a restricted security or a security which is not readily marketable, if as a result of such purchase more than 10% of the Fund's net assets would be invested in such securities.

    The Fund may not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    FOREIGN SECURITIES. Investments in foreign securities, including American Depository Receipts ("ADRs"), may be made at any time up to 20% of the value of the Fund's net assets. Such securities may be subject to foreign government taxes which would reduce the income on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the U.S. Government. In addition there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting auditing and financial reporting standards comparable to those applicable to domestic companies. Generally, there is less government regulation of stock exchanges, broker, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation of confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any foreign debt obligation, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S.

Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    PORTFOLIO MANAGEMENT AND TURNOVER. The Fund may purchase or sell securities without regard to the length of time a security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year depending on market conditions. The rate of portfolio turnover is not a limiting factor when the Adviser deems it desirable to purchase or sell securities. The annual rate of portfolio turnover is generally not anticipated to exceed 200% for the Fund. High portfolio turnover of 100% or more involves correspondingly greater brokerage commissions and other transactions costs than would otherwise be the case. These costs are borne directly by the Fund, and may increase short-term capital gains, which are taxable as ordinary income to shareholders. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.


    FUTURES AND OPTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

    The value of some derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in the prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        . purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.



        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.

        . In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.


MANAGEMENT OF THE FUND

                                  THE ADVISER


    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated May 13, 1993. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Anthony Gleason, Vice President of the Adviser is responsible for the day-to-day management of the Fund. Mr. Gleason also co-manages the Vista Capital Growth Fund and is responsible for several other equity portfolios. In all, Mr. Gleason manages $1.7 billion in equity assets at Chase Manhattan. Prior to joining Chase in 1995, Mr. Gleason was Vice President and Portfolio Manager with Prudential Equity Management. In his nine years at Prudential, he was chiefly responsible for managing $3 billion in equity portfolios for variable annuities. Before his time with Prudential, he was with Chubb Insurance, where he focused on equity analysis and modeling. Mr. Gleason holds an MBA from Fairleigh Dickenson University. He also holds a BS in organic chemistry from Stockton College, NJ, and is the author of two patents. Mr. Gleason is a Chartered Financial Analyst and a member of the New York Security Analysts Society. He has also provided commentary on the U.S. equity markets for Cable News Network.



    For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.


    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. The Adviser has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision, and other decisions of federal banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Shares of the Fund may be purchased through selected financial service firms such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc. at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and share certificates will be issued only on request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent. The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge.


                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program
  (401K, 403B, Keogh)..........................             $  100(4)

------------
(1) Employees of the Advisor and its affiliates, and Qualified Persons as defined in "Purchases of Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                 SALES CHARGES


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
------------------------------------------   --------    --------    ----------
Less than $100,000........................     4.50        4.71         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           0.75
$2,500,000 to $9,999,999..................     --          --           0.50
$10,000,000 to $49,999,999................     --          --           0.25
$50,000,000 and over......................     --          --           0.15



    The sales charge varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person", which term includes an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from it own resources and/or the Distribution Plan.



    Upon notice to Dealers with whom it has sales agreements, Vista Broker-Dealer Services, Inc. may reallow up to the full applicable sales charge and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods.


    For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista Funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load and that portion paid to certain selling group member broker-dealers.

    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable sales charges on the sales generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.


                     PURCHASES OF SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on shares purchased by the following "Eligible Persons:"

    a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

    b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

    c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of shares of the Fund by:

    a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

    b) Any qualified retirement plan with 250 or more participants

    c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS


    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A

Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.



    Investors may incur a fee if they effect transactions through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    The Fund reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent.

                             REDUCED SALES CHARGES

    CUMULATIVE QUANTITY DISCOUNT. Shares of the Fund may be purchased by any person at a reduced sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and (b) applying the sales charge applicable to such aggregate. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Fund shares and now were investing $15,000, the sales charge would be 3.75%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    STATEMENT OF INTENTION. Investors may also qualify for reduced sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of the Fund with purchases of shares of any other Fund in the Trust, including shares of any Vista money market fund acquired by exchange, during a 13-month period. The sales charge is based on the total amount invested during the 13-month period. All shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

    REINSTATEMENT PRIVILEGE. Shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholders address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

    AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset vaue of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, shares of the Fund for shares of the other Vista Mutual Funds, in accordance with the terms of the then current prospectus of the Fund being acquired. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into another Vista Fund if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephonic transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of qualifying dividends received by the Fund from domestic corporations during the year) may qualify for the 70% dividends-received deductions for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.) on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders quarterly (in the months of March, June, September and December) as a dividend. The Fund's net investment income consists of the dividends and interest income earned on its portfolio, less expenses. The Fund will distribute its net capital gains, if any, to its shareholders at least annually.

    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

    The Distribution Plan provides that the Fund shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of its average daily net assets for distribution services. Some payments under the Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.20% annualized, of the assets maintained in the Fund by such broker-dealers' customers. Since the Basic Distribution Fee is not directly tied to expenses, the amount of Basic Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). However, the Fund is not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

    Under the Distribution Plan, the Fund is also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Fund under the Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 2, 1990 and amended June 1, 1990 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The Fund intends to pay its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan (see "Purchases and Redemptions of Shares-- Distribution Plan and Agreement"); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, shareholder servicing agent and dividend disbursing agent; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund; expenses of shareholder meetings; and the advisory fee payable to the Adviser under the Investment Advisory Agreement, the administrative fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve investment advisory agreements, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each series or class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under
Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request Shareholder Servicing Agents may be required to register pursuant to state securities law.



    For performing these services, each Shareholder Servicing Agent receives certain fees which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.


    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser and Custodian and the Administrator as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Vista Service Center for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitors the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment. The annual total rate of return and yield figures will assume payment of the maximum sales load.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in the value of securities.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. In addition, the Adviser, the Shareholder Servicing Agent, the Administrator and the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yield or total rate of return of the Fund to yields and total rates of return published for other investment companies and other investment vehicles. The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the Fund's yield or total rate of return quotations.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund.

                                   PROSPECTUS
                         VISTASM GROWTH AND INCOME FUND

                                                                   March 1, 1996



    VISTA GROWTH AND INCOME FUND (the "Fund") seeks to provide its shareholders with long-term capital appreciation and to provide dividend income primarily through a broad portfolio (i.e., at least 80% of its assets under normal circumstances) of common stocks. The Growth and Income Fund will invest its assets in a portfolio of stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Adviser will pursue a "contrary opinion" investment approach, selecting common stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Adviser believes are not fully reflected in the current market price. The Adviser believes that the risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Growth and Income Fund. The Fund is a series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer, which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.


    THE FUND, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN GROWTH AND INCOME PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY THE CHASE MANHATTAN BANK, N.A. WITH INVESTMENT OBJECTIVES THAT ARE IDENTICAL TO THOSE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE INVESTMENT STRUCTURE, SEE "UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND INVESTMENT STRUCTURE" ON PAGE 9.


    Of course, there can be no assurance that the Fund or Portfolio will achieve their investment objectives. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the Portfolio's investment adviser and the Fund's and Portfolio's, custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 12. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of Class B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund and Portfolio, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor, or the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund, simply call the Vista Service Center at 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary.....................................................     3
Financial Highlights................................................     4
Investment Objectives and Policies..................................     5
Additional Information on Investment Policies and Techniques........     6
Variable Distribution Method........................................    11
Management..........................................................    12
Purchases and Redemptions of Shares.................................    15
Tax Matters.........................................................    25
Other Information Concerning Shares of the Fund.....................    27
Shareholder Servicing Agents, Transfer Agent and Custodian..........    31
Yield and Performance Information...................................    33

EXPENSE SUMMARY

    The following table provides (i) a summary of estimated expenses relating to purchases and sales of Class A and Class B shares of the Fund, and the estimated aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Class A or Class B shares of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of the investment adviser and the assets of the Fund were invested directly in the type of securities to be held by the Portfolio.

                                                                                CLASS A    CLASS B
                                                                                -------    -------
SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------------------

Maximum Initial Sales Charge imposed on Purchases (as a percentage of
  offering price)*...........................................................      4.75%      None
Maximum Sales Charge imposed on Reinvested Dividends.........................      None       None
  Exchange Fee...............................................................      None       None
Maximum Contingent Deferred Sales Charge (as a percentage of redemption
  proceeds)+.................................................................      None       5.00%


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF NET ASSETS)
------------------------------------------------------------------------------
Investment Advisory Fee.......................................................     .40%     .40%
Rule 12b-1 Distribution Plan Fee++............................................     .25%     .75%
Administration Fee............................................................     .10%     .10%
Other Expenses
--Sub-administration Fee......................................................     .05%     .05%
--Shareholder Servicing Fee...................................................     .25%     .25%
--Other Operating Expenses+++.................................................     .30%     .30%
                                                                                 -----    -----
Total Fund Operating Expenses.................................................    1.35%    1.85%
                                                                                 -----    -----
                                                                                 -----    -----

EXAMPLE:

 You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual rate of return:



                                                                      ONE     THREE    FIVE      TEN
                                                                      YEAR    YEARS    YEARS    YEARS
                                                                      ----    -----    -----    -----
   Class A Shares(1)...............................................   $61      $88     $ 118    $ 202
   Class B Shares:
     Assuming complete redemption at end of period(2)(3)...........    70       91       123      198
     Assuming no redemptions(3)....................................    19       58       100      198


------------
* The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
+ The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++  A shareholder may incur a $10.00 charge for certain wire redemptions.
 (1) Assumes deduction at the time of purchase of the maximum 4.75% initial sales charge, as applicable.
 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.


    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administration fee, sub-administrations fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund and/or Portfolio during the fiscal year. A more complete description of the Fund's and Portfolio's expenses, including any potential fee waivers, is set forth herein on pages 12-13, 27-29 and 31-33.


    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ESTIMATED ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout each of the periods shown. This information is supplemented by and should be read in conjunction with financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to shareholders.


                             GROWTH AND INCOME FUND

                                                      YEAR ENDED OCTOBER 31,                                  9/8/87*     YEAR
                       ------------------------------------------------------------------------------------     TO        ENDED
                          1995         1994        1993      1992      1991      1990      1989      1988    10/31/87   10/31/95
PER SHARE OPERATING      CLASS A      CLASS A    CLASS A   CLASS A   CLASS A   CLASS A   CLASS A   CLASS A    CLASS A    CLASS B
PERFORMANCE              SHARES       SHARES      SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES     SHARES
---------------------- -----------  -----------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value,
Beginning of Period...    $30.26      $30.99     $26.60    $25.49    $16.49    $18.12    $14.08    $10.00     $0.00      $30.12
 INCOME FROM
  INVESTMENT
  OPERATIONS
  Net Investment
    Income............     0.614       0.466      0.341     0.313     0.388     0.707     0.633     0.225     0.000       0.463
  Net Gains or Losses
   in Securities (both
   realized and
   unrealized)........     4.710      (0.429)     5.007     2.702     9.521    (0.573)    5.033     4.050     0.000       4.700
                       -----------  -----------  --------  --------  --------  --------  --------  --------  ---------  ---------
     Total from
      Investment
  Operations.........      5.324       0.037      5.348     3.015     9.909     0.134     5.666     4.275     0.000       5.163
 LESS DISTRIBUTIONS:
  Dividends from net
   investment
   income............      0.621       0.422      0.338     0.313     0.339     0.698     0.611     0.195     0.000       0.470
  Distributions from
  capital gains......     --           0.345      0.620     1.587     0.574     1.063     1.015     0.000     0.000      --
                       -----------  -----------  --------  --------  --------  --------  --------  --------  ---------  ---------
     Total
Distributions.........     0.621       0.767      0.958     1.900     0.913     1.761     1.626     0.195     0.000       0.470
Net Asset Value, End
of Period.............    $34.96      $30.26     $30.99    $26.60    $25.49    $16.49    $18.12    $14.08    $10.00      $34.81
                       -----------  -----------  --------  --------  --------  --------  --------  --------  ---------  ---------
                       -----------  -----------  --------  --------  --------  --------  --------  --------  ---------  ---------
Total Return(1).......     17.79%       0.15%     20.47%    12.34%    62.60%     0.05%    44.40%    42.87%     0.00%      17.21%
RATIOS/SUPPLEMENTAL
 DATA+
 Net Assets, End of
  Period (000
  omitted)............$1,521,489   $1,413,899   $949,465  $149,506  $43,261   $17,994    $8,097    $1,197    $   13    $273,685
 Ratio of Expenses to
  Average Net
  Assets..............      1.43%        1.40%      1.39%     1.43%    1.25%     1.09%     0.00%     0.00%     0.00%#      1.93%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.93%       1.60%      1.07%     1.19%     1.24%     3.65%     4.56%     2.64%     0.00%#      1.38%
 Ratio of expenses
  without waivers and
  assumption of
  expenses to Average
  Net Assets..........      1.45%       1.40%      1.39%     1.46%     1.76%     2.06%     2.50%     2.00%     2.00%#      1.94%
Ratio of net
 investment income
 without waivers and
 assumption of
 expenses to Average
Net Assets............      1.91%       1.60%      1.07%     1.16%     0.73%     2.68%     2.06%     0.64%    (2.00%)#     1.36%
Portfolio Turnover
Rate..................     --          --            41%       56%      103%      160%      319%      109%        0%          --

                        11/4/93**
                         THROUGH
                         10/31/94
PER SHARE OPERATING      CLASS B
PERFORMANCE               SHARES
----------------------  ----------
Net Asset Value,
Beginning of Period...    $30.39
 INCOME FROM
  INVESTMENT
  OPERATIONS
  Net Investment
Income................      0.336
  Net Gains or Losses
   in Securities (both
realized and
unrealized)...........      0.109
                        ----------
     Total from
      Investment
Operations............      0.445
 LESS DISTRIBUTIONS:
  Dividends from net
   investment
income................      0.370
  Distributions from
capital gains.........      0.345
                        ----------
     Total
Distributions.........      0.715
Net Asset Value, End
of Period.............    $30.12
                        ----------
                        ----------
Total Return(1).......      1.55%
RATIOS/SUPPLEMENTAL
 DATA+
 Net Assets, End of
  Period (000
omitted)..............  $160,375
 Ratio of Expenses to
  Average Net
Assets................      1.89%
 Ratio of Net
  Investment Income to
Average Net Assets....      1.21%
 Ratio of expenses
  without waivers and
  assumption of
  expenses to Average
Net Assets............      1.89%
Ratio of net
 investment income
 without waivers and
 assumption of
 expenses to Average
Net Assets............      1.21%
Portfolio Turnover
Rate..................     --


------------
 * Commencement of operations.
 ** Commencement of offering of shares.
(1) Total return figures are calculated before taking into account sales load of 4.75% for class A shares, or any contingent deferred sale charges on class B shares.
 # Annualized.

 + Ratios include the Fund's share of Portfolio income and expenses, as appropriate.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

    The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Portfolio. The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

    INVESTMENT OBJECTIVES -- The primary investment objective of the Fund is long-term capital appreciation. The Fund's secondary investment objective is to provide dividend income.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objectives by investing in the Portfolio which invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks. In addition, the Portfolio may invest up to 20% of its net assets in convertible securities. The Portfolio will invest its assets in stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Adviser will pursue a "contrary opinion" investment approach, selecting common stocks for the Portfolio that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Adviser believes are not fully reflected in the current market price. The Adviser believes that the market risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Portfolio.

    THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE PORTFOLIO.


    The Portfolio normally will be substantially fully invested and, in normal circumstances, invest at least 80% of its assets in common stocks. The Portfolio may invest up to 20% of its net assets in stocks of foreign issuers. Investments in foreign securities are subject to certain risks to which investments in domestic securities are not subject, including political or economic instability of the issuer or country of issue and the possibility of the imposition of exchange controls. However, the Portfolio reserves the right to invest more than 20% of its assets in cash, cash equivalents and debt securities for temporary defensive purposes during periods that the Adviser considers to be particularly risky for investment in common stocks. See "Additional Information on Investment Policies and Techniques--Non-U.S. Securities" on page 6.


    The Portfolio may enter into transactions in stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities, for the purpose of hedging its portfolio. "Additional Information on Investment Policies and Techniques" and Appendix A contain a more complete description of the hedging instruments to be traded, as well as further information concerning the investment policies and techniques of the Portfolio. In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Portfolio. Although the Portfolio will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Shareholder approval is not required to change the investment objectives or any of the investment policies described above or in "Additional Information on Investment Policies and Techniques". However, in the event of a change in the Fund's or Portfolio's investment objectives, shareholders will be given at least 30 days' prior written notice.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Portfolio are not invested in common stocks, they will consist of or be invested in cash, cash equivalents and short-term debt securities, such as U.S. Government securities, bank obligations and commercial paper, as described under "Investment Objective, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objective, Policies and Restrictions" in the Statement of Additional Information.

    Among the common stocks in which the Portfolio may invest are stocks of foreign issuers, although at present the Portfolio does not intend to invest more than 20% of its assets in such securities. These securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and market conditions, there can be no assurance that the investment objectives of the Fund and Portfolio will be achieved.

    REPURCHASE AGREEMENTS. The Portfolio may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Portfolio is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Portfolio, but the Portfolio might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Portfolio, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Portfolio to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. No more than 10% of the total assets of the Portfolio will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is not intended that the assets of the Portfolio will be invested in securities for the purpose of short-term profits. However, the Portfolio will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Portfolio would not intend to engage in such activity in the ordinary course of business, the Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

NON-U.S. SECURITIES

    Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    The Portfolio may invest in securities denonimated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Portfolio's Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated securities.

    The Portfolio may invest in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    The Portfolio may invest its assets in securities of foreign issuers in the form of sponsored ADRs, EDRs, or other similar securities representing securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement.


    FUTURES AND OPTIONS TRANSACTIONS. The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that, to avoid leveraging the Portfolio, the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivative or similar instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Portfolio--the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. THE PORTFOLIO MIGHT NOT EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.



    To the extent permitted by the investment objectives and policies of the Portfolio, and as described more fully in the Fund's Statement of Additional Information, the Portfolio may:



        . purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . employ forward currency and interest-rate contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE PORTFOLIO ASSETS BEING HEDGED. Incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.



        . HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.

        . STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO THE FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN THE PORTFOLIO SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.



        . IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS, FORWARD CONTRACTS, FOREIGN EXCHANGES OR FOREIGN BOARDS OF TRADE, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, the Fund may experience a loss.



        . IN TRANSACTIONS INVOLVING CURRENCIES, THE VALUE OF THE CURRENCY UNDERLYING AN INSTRUMENT MAY FLUCTUATE DUE TO MANY FACTORS, INCLUDING ECONOMIC CONDITIONS, INTEREST RATES, GOVERNMENTAL POLICIES AND MARKET FORCES.



    For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objective, Policies and Restrictions--Investment Policies:
Additional Policies Regarding Futures and Options Transactions, Risk Factors Associated with Futures and Options Transactions, and Restrictions on the Use of Futures and Options Contracts" in the Statement of Additional Information.


UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE

    Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering prices as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio.

    State securities regulations generally do not permit the same individuals who are disinterested Trustees of the Fund to be Trustees of the Portfolio absent the adoption of written procedures by a majority of the Disinterested Trustees of the Fund reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Trustees of the Fund, including a majority of the Disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    There are several domestic investment companies that invest all of their assets in the Portfolio, as does the Fund, and that are sold primarily to foreign investors. The Fund perceives no adverse effect to the Fund or its shareholders as a result of such companies' investment in the Portfolio because such companies are regulated by U.S. securities law, their investment in the Portfolio is small as compared to the aggregate investment in the Portfolio, and their shareholder base is diverse.

    Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other Funds by writing the Vista Service Center.

    For more information, see "Management," "Other Information Concerning Shares of the Fund," "Shareholder Servicing Agents, Transfer Agent and Custodian" and "Additional Information on Investment Policies and Techniques."

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                INITIAL
                                 SALES      CONTINGENT DEFERRED    DISTRIBUTION AND         OTHER
                                CHARGE         SALES CHARGE          SERVICE FEES        INFORMATION
                              -----------   -------------------    ----------------    ---------------
Class A....................   Maximum of    None                   Distribution Fee    Initial Sales
                              4.75% of                              of 0.25%;          Charge reduced
                              public                                Service Fee of     in certain
                              offering                              0.25%              circumstances.
                              price
Class B....................   None          Maximum contingent     Distribution Fee    Shares convert
                                               deferred sales       of 0.75%;          to Class A
                                               charge of 5% of      Service Fee of     shares, and
                                               redemption           0.25%              thus pay lower
                                               proceeds                                distribution
                                               declines to 0%                          fees, in the
                                               after 6 years                           eighth year
                                                                                       after issuance.

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.75% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES. As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES. Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT

    The Fund does not have an investment adviser because the Trust seeks to achieve the investment objectives of the Fund by investing all of the investable assets of the Fund in the Portfolio. The Portfolio's investment adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong. The Chase Manhattan Trust Corporation Limited serves as administrator to the Portfolio.

                                  THE ADVISER


    The Adviser manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated November 15, 1993 and subject to such policies as the Board of Trustees of the Portfolio may determine, the Adviser will make investment decisions for the Portfolio. Dave Klassen and Greg Adams, Vice Presidents of the Advisor, co-manage the Growth and Income Portfolio. Mr. Klassen, Head of U.S. Equity Funds Management and Research for Chase, is also primarily responsible for the day-to-day management of the Capital Growth Portfolio, as well as several pooled equity funds. Mr. Klassen joined Chase in March of 1992. Prior to that he spent 11 years at Dean Witter Reynolds as Vice President and Portfolio Manager, responsible for a number of mutual funds and individual accounts. Mr. Adams, Director of U.S. Equity Research for Chase, is also responsible for managing the Vista Equity Fund, the Vista Equity Income Fund, and co-managing the Vista Balanced Fund, as well as managing a number of Chase's pooled equity funds. Mr. Adams joined Chase in 1987 and has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.


    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.



    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Portfolio's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Portfolio. The Adviser has informed the Portfolio that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Portfolio as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR


    Pursuant to an Administration Agreement, dated as of January 1, 1989, as amended September 30, 1993 (the "Administration Agreement"), Chase serves as administrator of the Fund and the Portfolio.



    Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreements.


    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund and/or Portfolio, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and Custodian to the Portfolio and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund and/or the Portfolio.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund and/or Portfolio. If that occurred, the Fund's or the Portfolio's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary.

Although no assurances can be given, the Fund and Portfolio believe that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to their operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with VBDS, at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.


    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
(401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
------------------------------------------   --------    --------    ----------
Less than $100,000........................     4.75        4.99         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           1.00
$2,500,000 to $9,999,999..................     --          --           0.75
$10,000,000 to $49,999,999................     --          --           0.50
$50,000,000 and over......................     --          --           0.20



    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.


    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum applicable contingent Deferred Sales Charge of Class B Shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

        a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

        b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

        c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

        a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

        b) Any qualified retirement plan with 250 or more participants.

        c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS


    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Intenal Revenue Code or rabbi trusts.

    Investors may incur a fee if they effect transactions through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    The Fund reserves the right to cease offering Class A shares for sale at any time or to reject any order for the purchase of Class A shares and to cease offering any services provided by a Shareholder Servicing Agent.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Vista Fund (or if a fund has only one class, shares of such Fund), including shares of any Vista money market Fund acquired by exchange from a Fund which charged an initial sales charge, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B Shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF
    REDEMPTION DURING                         NET ASSET VALUE AT REDEMPTION
-------------------------------------------   -----------------------------
1st Year Since Purchase....................                 5%
2nd Year Since Purchase....................                 4%
3rd Year Since Purchase....................                 3%
4th Year Since Purchase....................                 3%
5th Year Since Purchase....................                 2%
6th Year Since Purchase....................                 1%
7th Year Since Purchase....................                 0%


Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other Funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.

    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 22; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 23.

    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or to reject any order for the purchase of Class B shares and to cease offering any securities provided by a Shareholder Servicing Agent.

    For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charges for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act") committing it to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds which has a similar class of shares, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A or Class B shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such money market funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distributor and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal or excise taxes.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of it shares of qualifying dividends received by the Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deductions a corporate shareholders, but any such dividends-received deduction will not be allowed in computing the corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund.

Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of a class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund Business Day, by dividing the net assets attributable to that class by the number of its shares outstanding. Values of assets held by the Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares, however these net asset values will tend to converge immediately after the payment of dividends.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Substantially all of the net investment income from dividends and interest (if any) of the Fund is paid to its shareholders quarterly (in the months of March, June, September and December) as a dividend. The Fund's net investment income consists of interest income earned, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares.


    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at annual rates not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.20% annualized of the assets values of the Class A shares, or 0.25% annualized of the average net value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 2, 1990, as amended June 1, 1990 and September 30, 1993 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The respective expenses of each of the Funds of the Trust and the Portfolio include the compensation of their respective Trustees; registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, the Portfolio and shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

    Expenses of the Portfolio also include all fees under the Portfolio's Administration Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government officers and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more than 5% of the assets of the Fund may be concentrated in the securities of any single issuer, which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class, including Class A and Class B, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.



    The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.


    Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of all Fund shareholders and will cast its vote as instructed by Fund shareholders. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level. In certain instances (e.g., a change in fundamental investment policies or restrictions by the Portfolio which was not approved by the Fund's shareholders), this could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Trust.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for trading. At 4:00 p.m., Eastern time, on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of 4:00 p.m. Eastern time, on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the investor's investment in the Portfolio effected as of 4:00 p.m., Eastern time, on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., Eastern time, for the following day the New York Stock Exchange is open for trading.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS


    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each

Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund and/or Portfolio for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST systems, Inc ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund and the Portfolio. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust or the Portfolio and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund, i.e., cash and securities representing the Fund's interest in the Portfolio, and as the custodian of the Portfolio's assets, for which Chase receives compensation as is from time to time agreed upon by the Trust or the Portfolio and Chase. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for Portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Custodian does not determine the investment policies of the Fund or the Portfolio or decide which securities will be bought or sold on behalf of the Portfolio or otherwise have access to or share material inside information with the internal division that performs advisory services for the Portfolio.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment. For Class A shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for the classes of shares of the Fund.

    The Fund will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Fund and the Portfolio, including information related to (i) the Fund's and Portfolio's investment policies and restrictions, (ii) risk factors associated with Fund's and Portfolio's policies and investments, (iii) the Trust's and Portfolio's Trustees, officers and the administrators and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations.

                                   PROSPECTUS

                          VISTASM CAPITAL GROWTH FUND

                                                                   March 1, 1996



    VISTA CAPITAL GROWTH FUND (the "Fund") seeks to provide its shareholders with long-term capital growth primarily through a broad portfolio (i.e., at least 80% of its assets in normal circumstances) in common stocks. The Fund will invest all of its assets in a portfolio holding stocks of issuers (including foreign issuers) of small to mid-sized companies, with average capitalization of $500 million to $4 billion. The adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Current income, if any, is a consideration incidental to the Fund's objective of long term capital growth. The Fund is a non-diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer, than if the Fund was "diversified" which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.


    THE FUND, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN CAPITAL GROWTH PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY THE CHASE MANHATTAN BANK, N.A. WITH INVESTMENT OBJECTIVES THAT ARE IDENTICAL TO THOSE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE INVESTMENT STRUCTURE, SEE "UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE" ON PAGE 10.


    Of course, there can be no assurance that the Fund or Portfolio will achieve their investment objectives. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 7.



    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the Portfolio's investment adviser and custodian (the "Custodian"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 12. Chase also serves as the Fund's and the Portfolio's administrator (the "Administrator"). Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL-- AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and"Conversion of Class B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund and Portfolio, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor or the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund simply call the Vista Service Center at 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary........................................................     3
Financial Highlights...................................................     5
Investment Objectives and Policies.....................................     6
Additional Information on Investment Policies and Techniques...........     7
Variable Distribution Method...........................................    11
Management.............................................................    12
Purchases and Redemptions of Shares....................................    14
Tax Matters............................................................    24
Other Information Concerning Shares of the Fund........................    25
Shareholder Servicing Agents, Transfer Agent and Custodian.............    29
Yield and Performance Information......................................    31

EXPENSE SUMMARY

    The following table provides (i) a summary of estimated expenses relating to purchases and sales of Class A and Class B shares of the Fund, and the estimated aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Class A or Class B shares of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of the investment adviser and the assets of the Fund were invested directly in the type of securities to be held by the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES                                            CLASS A    CLASS B
-------------------------------------------------------------------------   -------    -------
Maximum Initial Sales Charge Imposed on Purchases
  (as a percentage of offering price)*...................................     4.75%      None
Maximum Sales Charge Imposed on Reinvested Dividends.....................     None       None
Exchange Fee.............................................................     None       None
Maximum Contingent Deferred Sales Charge
  (as a percentage of redemption proceeds)+..............................     None       5.00%


ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
-------------------------------------------------------------------------
Investment Advisory Fee..................................................      .40%       .40%
Rule 12b-1 Distribution Plan Fee++.......................................      .25%       .75%
Administration Fee.......................................................      .10%       .10%
Other Expenses
  --Sub-administration Fee...............................................      .05%       .05%
  --Shareholder Servicing Fee............................................      .25%       .25%
  --Other Operating Expenses+++..........................................      .35%       .35%
                                                                            -------    -------
Total Fund Operating Expenses............................................     1.40%      1.90%
                                                                            -------    -------
                                                                            -------    -------


EXAMPLE:
    You would pay the following expenses on a $1,000 invested in the Fund, assuming a 5% annual rate of return:


                                                                     ONE     THREE    FIVE      TEN
                                                                     YEAR    YEARS    YEARS    YEARS
                                                                     ----    -----    -----    -----
Class A Shares(1).................................................   $61      $90     $ 120    $ 207
Class B Shares:
  Assuming complete redemption at end of period(2)(3).............    71       93       126      203
  Assuming no redemption(3).......................................    19       60       103      203


------------
  * The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
  + The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
 ++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++ A shareholder may incur a $10.00 charge for certain wire redemptions.
 (1) Assumes deduction at the time of purchase of the maximum 4.75% initial sales charge, as applicable.
 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund and/or Portfolio during the fiscal year. A more complete description of the Fund's and Portfolio's expenses, including any potential fee waivers, is set forth herein on pages 12-14, 26-27 and 29-31.


    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ESTIMATED ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND OR PORTFOLIO; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                              FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout each period shown. This information is supplemented by and should be read in conjunction with financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.


                              CAPITAL GROWTH FUND

                                                     YEAR ENDED OCTOBER 31,                                     9/8/87*
                     --------------------------------------------------------------------------------------        TO
                       1995       1994       1993      1992        1991        1990      1989        1988       10/31/87
                     CLASS A    CLASS A    CLASS A    CLASS A     CLASS A     CLASS A   CLASS A     CLASS A     CLASS A
                      SHARES     SHARES     SHARES    SHARES      SHARES      SHARES    SHARES      SHARES       SHARES
                     --------   --------   --------   -------     -------     -------   -------     -------     --------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value,
 Beginning of
  Period...........    $32.17     $32.01     $25.12    $22.02     $12.33      $16.23    $11.56      $10.00       $10.00
 Income from
 Investment
 Operations:
   Net Investment
   Income (loss)...     0.189      0.099@     0.064     0.078     (0.011)      0.436     0.500       0.117        0.000
   Net Gains or
    (Losses) in
    Securities
    (both realized
    and
    unrealized)....     4.160      0.719      7.173     3.044      9.805      (3.141)    5.164       1.498        0.000
                     --------   --------   --------   -------     -------     -------   -------     -------     --------
   Total from
    Investment
    Operations.....     4.349      0.818      7.237     3.122      9.794      (2.705 )   5.664       1.615        0.000

 Less
 Distributions:
   Dividends from
    net investment
    income.........     0.189      0.027      0.093     0.017      0.109       0.592     0.320       0.055        0.000
   Dividends in
    excess of net
investment income..     --         --         --        --          --          --        --          --          --
   Distributions
    from capital
    gains..........     0.676      0.631      0.257     0.000      0.000       0.598     0.675       0.000        0.000
                     --------   --------   --------   -------     -------     -------   -------     -------     --------
   Total
Distributions......     0.865      0.658      0.350     0.017      0.109       1.190     0.995       0.055        0.000
Net Asset Value,
 End of Period.....    $35.65     $32.17     $32.01    $25.12     $22.02      $12.33    $16.23      $11.56       $10.00
                     --------   --------   --------   -------     -------     -------   -------     -------     --------
                     --------   --------   --------   -------     -------     -------   -------     -------     --------
Total Return(1)....     13.89%      2.62%     29.06%    14.16%     79.96 %    (18.11 %)  52.12 %     16.15 %       0.00%
Ratios/Supplemental
 Data+
   Net Assets, End
    of Period (000
    omitted).......  $747,575   $549,411   $225,235   $39,836     $9,334      $4,749    $4,652      $  561       $   13
   Ratio of
    Expenses to
Average Net
Assets.............      1.51%      1.49%      1.49%     1.40%      1.27%       1.04%     0.00%       0.00%        0.00%#
   Ratio of Net
    Investment
    Income to
    Average Net
    Assets.........      0.54%      0.33%      0.12%     0.32%     (0.09%)      2.82%     3.87%       1.55%        0.00%#
   Ratio of
    Expenses
    without Waivers
    and Assumption
    of Expenses to
    Average Net
    Assets.........      1.53%      1.50%      1.49%     1.77%      3.44%       2.50%     2.50%       2.00%        2.00%#
   Ratio of Net
    Investment
    Income without
    Waivers and
    Assumption of
    Expenses to
    Average Net
    Assets........       0.52%      0.32%      0.12%    (0.05%)    (2.26%)      1.36%     1.37%      (0.45%)      (2.00%#)
   Portfolio
Turnover Rate......     --         --            43%       67%        83%        139%      189%        229%          0%

                       YEAR       11/4/93**
                      ENDED        THROUGH
                     10/31/95     10/31/94
                     CLASS B       CLASS B
                      SHARES       SHARES
                     --------     ---------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value,
 Beginning of
 Period............    $32.03       $31.38
 Income from
 Investment
 Operations:
   Net Investment
   Income..........     0.044        0.011@
   Net Gains or
    Losses in
    Securities
    (both realized
    and
    unrealized)....     4.100        1.296
                     --------     ---------
   Total from
    Investment
    Operations.....     4.144        1.307
 Less
 Distributions:
   Dividends from
    net investment
    income.........     0.111        --
   Dividends in
    excess of net
investment income..     --           0.026
   Distributions
    from capital
    gains..........     0.676        0.631
                     --------     ---------
   Total
Distributions......     0.787        0.657
Net Asset Value,
 End of Period.....    $35.39       $32.03
                     --------     ---------
                     --------     ---------
Total Return(1)....     13.34%        4.19%
Ratios/Supplemental
 Data+
   Net Assets, End
    of Period (000
    omitted).......  $260,376     $124,223
   Ratio of
    Expenses to
Average Net
Assets.............      2.01%        2.00%#
   Ratio of Net
    Investment
    Income to
    Average Net
    Assets.........      0.02%        0.09%#
   Ratio of
    Expenses
    without Waivers
    and Assumption
    of Expenses to
    Average Net
    Assets.........      2.02%        2.02%#
   Ratio of Net
    Investment
    Income without
    Waivers and
    Assumption of
    Expenses to
    Average Net
    Assets.........      0.01%        0.11%#
   Portfolio
Turnover Rate......     --           --


------------
 # Annualized.
 * Commencement of operations.
 ** Commencement of offering of classes of shares.
(1) Total return figures are calculated before taking into account the effect of any front-end sales load on class A shares, or any contingent deferred sales charge on class B shares.

 + Ratios include the Fund's share of Portfolio income and expenses, as appropriate.
 @ Calculated based upon average shares outstanding.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

    The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Portfolio. The Trust may withdraw the investment of the Fund from the Portfolio. The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

    THE PORTFOLIO IS AGGRESSIVELY MANAGED AND, THEREFORE, THE VALUE OF ITS SHARES IS SUBJECT TO GREATER FLUCTUATION AND AN INVESTMENT IN ITS SHARES INVOLVES THE ASSUMPTION OF A HIGHER DEGREE OF RISK THAN WOULD BE THE CASE WITH AN INVESTMENT IN A CONSERVATIVE EQUITY FUND OR A GROWTH FUND INVESTING ENTIRELY IN PROVEN GROWTH EQUITIES. GIVEN THE ABOVE-AVERAGE INVESTMENT RISK INHERENT IN THE FUND, INVESTMENT IN SHARES OF THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with long-term capital growth. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing in the Portfolio which invests (i.e., at least 80% of its assets in normal circumstances) in common stocks. The Portfolio will seek to invest all of its assets in a portfolio holding stocks of issuers (including foreign issuers) of small to mid-sized companies, with capitalization of $500 million to $1.5 billion. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. In addition, the Portfolio may invest up to 20% of its net assets in convertible securities. Current income, if any, is a consideration incidental to the Fund's objective of long term capital growth.

    THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE PORTFOLIO.

    The Portfolio normally will be substantially fully invested and, in normal circumstances, invest at least 80% of its assets in common stocks. The Portfolio may invest up to 20% of its net assets in stocks of foreign issuers. Investments in foreign securities are subject to certain risks to which investments in domestic securities are not subject, including political or economic instability of the issuer or country of issue and the possibility of the imposition of exchange controls. However the Portfolio reserves the right to invest more than 20% of its assets in cash, cash equivalents and debt securities for temporary defensive purposes during periods which the Adviser considers to be particularly risky for investment in common stocks. See "Additional Information on Investment Policies and Techniques--Non-U.S. Securities" on page 9.

    The Portfolio may enter into transactions in stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities, for the purpose of hedging its portfolio. "Additional Information on Investment Policies and Techniques" and Appendix A contain a more complete description of the hedging instruments to be traded, as well as further information concerning the investment policies and techniques of the Portfolio. In addition, the Statement of Additional Information includes a further discussion of the transactions in futures and option contracts to be entered into by the Portfolio. Although the Portfolio will enter into transactions in futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Shareholder approval is not required to change the investment objective or any of the investment policies described above or in "Additional Information on Investment Policies and Techniques". However, in the event of a change in the Fund's or Portfolio's investment objectives, shareholders will be given at least 30 days' prior written notice.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Portfolio are not invested in common stocks, they will consist of or be invested in cash, cash equivalents and short-term debt securities, such as U.S. Government securities, bank obligations and commercial paper, as described under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    Among the common stocks in which the Portfolio may invest are stocks of foreign issuers, although at present the Portfolio does not intend to invest more than 20% of its assets in such securities. These securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objectives of the Fund and Portfolio will be achieved.

    REPURCHASE AGREEMENTS. The Portfolio may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Portfolio is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Portfolio, but the Portfolio might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Portfolio, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Portfolio to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Portfolio will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is not intended that the assets of the Portfolio will be invested in securities for the purpose of short-term profits. However, the Portfolio will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Portfolio would not intend to engage in such activity in the ordinary course of business, the Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan.

However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

NON-U.S. SECURITIES

    Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foeign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    The Portfolio may invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of European Community to reflect changes in relative values of the underlying currencies. The Portfolio's Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated securities.

    The Portfolio may invest in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries: the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to land funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    The Portfolio may invest its assets in securities of foreign issuers in the form of sponsored ADRs, EDRs, or other similar securities representing securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.


    FUTURES AND OPTIONS TRANSACTIONS. The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that, to avoid leveraging the Portfolio, the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

    The value of some derivative or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Portfolio--the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. THE PORTFOLIO MIGHT NOT EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.



    To the extent permitted by the investment objectives and policies of the Portfolio, and as described more fully in the Fund's Statement of Additional Information, the Portfolio may:



        . purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . employ forward currency and interest-rate contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE PORTFOLIO ASSETS BEING HEDGED. Incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.



        . HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.



        . STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO THE FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN THE PORTFOLIO SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.



        . IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS, FORWARD CONTRACTS, FOREIGN EXCHANGES OR FOREIGN BOARDS OF TRADE, THERE IS A GREATER POTENTIAL

    THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, the Fund may experience a loss.



        . IN TRANSACTIONS INVOLVING CURRENCIES, THE VALUE OF THE CURRENCY UNDERLYING AN INSTRUMENT MAY FLUCTUATE DUE TO MANY FACTORS, INCLUDING ECONOMIC CONDITIONS, INTEREST RATES, GOVERNMENTAL POLICIES AND MARKET FORCES.



    For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objective, Policies and Restrictions--Investment Policies:
Additional Policies Regarding Futures and Options Transactions, Risk Factors Associated with Futures and Options Transactions, and Restrictions on the Use of Futures and Options Contracts" in the Statement of Additional Information.


UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE

    Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering prices as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large of institutional investors). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdrawn the Fund's interest in the Portfolio. Any cash withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio.

    State securities regulations generally do not permit the same individuals who are disinterested Trustees of the Fund to be Trustees of the Portfolio absent the adoption of written procedures by a majority of the Disinterested Trustees of the Fund reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Trustees of the Fund, including a majority of the

Disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    There are several domestic investment companies that invest all of their assets in the Portfolio, as does the Fund, and that are sold primarily to foreign investors. The Fund perceives no adverse effect to the Fund or its shareholders as a result of such companies' investment in the Portfolio because such companies are regulated by U.S. securities law, their investment in the Portfolio is small as compared to the aggregate investment in the Portfolio, and their shareholder base is diverse.

    Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other Funds by writing the Vista Service Center.

    For more information, see "Management," "Other Information Concerning Shares of the Fund," "Shareholder Servicing Agents, Transfer Agent and Custodian" and "Additional Information on Investment Policies and Techniques."

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                         CONTINGENT
                        INITIAL           DEFERRED         DISTRIBUTION           OTHER
                     SALES CHARGE       SALES CHARGE     AND SERVICE FEES      INFORMATION
                   -----------------  -----------------  -----------------  -----------------
Class A..........  Maximum of 4.75%   None               Distribution Fee   Initial Sales
                   of public                             of 0.25%; Service  Charge reduced in
                   offering price                        Fee of 0.25%       certain
                                                                            circumstances
Class B..........  None               Maximum            Distribution Fee   Shares convert to
                                      contingent         of 0.75%; Service  Class A shares,
                                      deferred sales     Fee of 0.25%       and
                                      charge of 5% of                       thus pay lower
                                      redemption                            distribution
                                      proceeds declines                     fees,
                                      to 0% after 6                         in the eighth
                                      years                                 year
                                                                            after issuance

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES--Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.75% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES--As explained more fully in "Purchase and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES--Class A and Class B each have an annual shareholder servicing fee of 0.25% of its average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT

    The Fund does not have an investment adviser because the Trust seeks to achieve the investment objectives of the Fund by investing all of the investable assets of the Fund in the Portfolio. The Portfolio's investment adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong. The Chase Manhattan Trust Corporation Limited serves as administrator to the Portfolio.

THE ADVISER


    The Adviser manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated November 15, 1993 and, subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Portfolio. Dave Klassen, Vice President of the Adviser, is responsible for the day-to-day management of the Portfolio. Mr. Klassen joined Chase in March 1992 and, in addition to managing the Capital Growth Portfolio, is responsible for managing several pooled equity funds. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.


    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Portfolio's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Portfolio. The Adviser has informed the Portfolio that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Portfolio as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR


    Pursuant to an Administration Agreement, dated as of January 1, 1989, as amended September 30, 1993 (the "Administration Agreement") Chase serves as administrator of the Fund and the Portfolio.



    Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the administration agreements.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund and/or Portfolio, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and Custodian to the Portfolio and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund and/or Portfolio.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund and/or Portfolio. If that occurred, the Fund's or the Portfolio's Board of Trustees promptly would seek to obtain for the Fund or Portfolio the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund and Portfolio believe that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the their operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued only upon request. Management reserves the right to refuse to sell shares of the Fund to any person.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund Shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.


    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                                  MINIMUM INITIAL INVESTMENT
---------------------------------------------------------------   --------------------------
Individual.....................................................             $2,500(1)
Individual Retirement Account (IRA)............................             $1,000(2)
Spousal IRA....................................................             $  250
SEP-IRA........................................................             $1,000(2)
Purchase Accumulation Plan.....................................             $  250(3)
Payroll Deduction Program......................................             $  100(4)
  (401K, 403B, Keogh)

------------

(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may being a Systematic Investment Plan at any time by sending a signed letter with SIGNATURE GUARANTEE to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
------------------------------------------   --------    --------    ----------
Less than $100,000........................     4.75        4.99         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           1.00
$2,500,000 to $9,999,999..................     --          --           0.75
$10,000,000 to $49,999,999................     --          --           0.50
$50,000,000 and over......................     --          --           0.20



    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.



    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.


    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00% and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial charge on Class A Shares purchased by the following "Eligible Person:"

    (a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

    (b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

    (c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

    (a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

    (b) Any qualified retirement plan with 250 or more participants.

    (c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS


    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.



    Investors may incur a fee if they effect transactions through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    The Fund reserves the right to cease offering Class A shares for sale at any time or to reject any order for the purchase of Class A shares and to cease offering any services provided by a Shareholder Servicing Agent.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if a Fund has only one class, shares of such fund), including shares of any Vista money market Fund, acquired by exchange, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                               CONTINGENT DEFERRED SALES
                                               CHARGE AS A PERCENTAGE OF
    REDEMPTION DURING                        NET ASSET VALUE AT REDEMPTION
------------------------------------------   -----------------------------
1st Year Since Purchase...................                 5%
2nd Year Since Purchase...................                 4%
3rd Year Since Purchase...................                 3%
4th Year Since Purchase...................                 3%
5th Year Since Purchase...................                 2%
6th Year Since Purchase...................                 1%
7th Year Since Purchase...................                 0%

Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.


    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 21; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 22.


    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth years after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or to reject any order for the purchase of Class B shares and to cease offering any services provided by a Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charges for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. The Fund retains the right to pay the redemption price of shares in kind with securities (instead of cash). However, the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds which has a similar class of shares, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemption of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A or Class B shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such money market funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal income or excise taxes.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of its share of qualifying dividends received by the Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deduction for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class A shares to Class B shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets held by the Portfolio (i.e., the value of its investment in the Portfolio and its other assets) are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The net asset values per share of Class A and Class B may differ slightly due to differing allocations of class-specific expenses.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders semi-annually (in the months of June and December) as a dividend. The Fund's net investment income consists of the interest income earned, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses, and certain other expenses, borne by the Class B shares.

    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.20% annualized of the assets values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 2, 1990, amended June 1, 1990 and September 30, 1993 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

    The respective expenses of each of the Funds of the Trust and the Portfolio include the compensation of their respective Trustees: registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, the Portfolio and shares of the Fund.

                                    EXPENSES

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

    Expenses of the Portfolio also include all fees under the Portfolio's Administration Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government officers and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more of the assets of the Fund may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Class B represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.



    The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.


    Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of all Fund shareholders and will cast its vote as instructed by Fund shareholders. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level. In certain instances (e.g., a change in fundamental investment policies or restrictions by the Portfolio which was not approved by the Fund's shareholders), this could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Trust.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for trading. At 4:00 p.m., Eastern time, on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of 4:00 p.m. Eastern time, on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the investor's investment in the Portfolio effected as of 4:00 p.m., Eastern time, on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., Eastern time, on the following day the New York Stock Exchange is open for trading.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. Fees relating to acting as liaison to shareholders and providing personal services to shareholders, will not exceed, on an annual basis, 0.25% of the average daily net assets of each Class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund and/or Portfolio for which it may receive compensation.


    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund and the Portfolio. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust or the Portfolio and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund i.e., cash and securities representing the Fund's interest in the Portfolio, and as the custodian of the Portfolio's assets, for which Chase receives compensation as is from time to time agreed upon by the Trust or the Portfolio and Chase. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and Portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Portfolio's Custodian does not determine the investment policies of the Portfolio or decide which securities will be bought or sold on behalf of the Portfolio or otherwise have access to or share material inside information with the internal division that performs advisory services for the Portfolio.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-and ten-year periods will be shown, unless the class has been in existence for a shorter period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator and the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

    The Fund will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Fund and the Portfolio, including information related to (i) the Fund's and Portfolio's investment policies and restrictions, (ii) risk factors associated with Fund's and Portfolio's policies and investments, (iii) the Trust's and Portfolio's Trustees, officers and the administrators and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations.

                                   PROSPECTUS
                              VISTASM EQUITY FUND

                                                                   March 1, 1996



    VISTA EQUITY FUND (the "Fund") seeks to provide its shareholders with long-term growth of capital by investing primarily in a diversified portfolio of common stocks of well-known and established companies. The Fund normally will be fully invested and, absent unusual market conditions, in normal circumstances at least 65% of its total assets will be invested in the common stock of well-known and established companies, which are defined as those companies with a market capitalization of at least $200 million. Such common stocks typically have a large number of publicly held shares and high trading volume, resulting in a high degree of liquidity. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds").



    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 5.



    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, administrator (the "Administrator") and custodian (the "Custodian"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 8. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND MAY FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSTS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION,. THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, at the net asset value per share next determined to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents"), and selected securities brokers or financial institutions (collectively, "Dealers") which have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur distribution expenses, as described herein, at an annual rate, not to exceed 0.25% of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Fund shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-64-VISTA. Current shareholders of the Fund may call 1-800-34-VISTA for account information.

                               TABLE OF CONTENTS


Expense Summary.......................................................     3
Financial Highlights..................................................     4
Investment Objective and Policies.....................................     5
Additional Information on Investment Policies and Techniques..........     5
Management of the Fund................................................     8
Purchases and Redemptions of Shares...................................    11
Tax Matters...........................................................    15
Other Information Concerning Shares of the Fund.......................    16
Shareholder Servicing Agents, Transfer Agent and Custodian............    19
Yield and Performance Information.....................................    21

EXPENSE SUMMARY


                                                                                       AS A
                                                                                    PERCENTAGE
ANNUAL FUND OPERATING EXPENSES                                                     OF NET ASSETS
--------------------------------------------------------------------------------   -------------
Investment Advisory Fee (After Waiver of Fees)*.................................        0.00%
Rule 12b-1 Distribution Plan Fee (After Waiver of Fees)*........................        0.18%
Other Expenses
--Administration Fee (After Waiver of Fees)*....................................        0.00%
--Sub-Administration Fee........................................................        0.05%
--Other Operating Expenses......................................................        0.07%
                                                                                         ---
Total Fund Operating Expenses...................................................        0.30%
                                                                                         ---
                                                                                         ---
EXAMPLE:
  You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
    1 year......................................................................         $ 3
    3 years.....................................................................          10
    5 years.....................................................................          17
    10 years....................................................................          38


------------


* Fees waived on a month-to-month basis.


    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, and other operating expenses expected to be incurred by the Fund after waiver of fees. Absent such waivers, the annual investment advisory fee, distribution plan fee, administration fee and sub-administration fee for the Fund would be 0.40%, 0.25%, 0.10% and 0.05%, respectively, of the Fund's average net assets. Additionally, a shareholder may incur a $10.00 charge for certain wire redemptions. A more complete description of the Fund's expenses, including any fee waivers, is set forth herein.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information on selected per share data and ratios with respect to each of the four fiscal periods commencing after June 30, 1992 and the related financial statements, have been audited by Price Waterhouse LLP, independent accountants, whose report expressed an unqualified opinion thereon. The information on selected per share data and ratios with respect to the fiscal year ended June 30, 1992 and the period November 30, 1990 to June 30, 1991 have been audited by other independent accountants whose report expressed an unqualified opinion thereon. The following information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference in the Statement of Additional Information.



                                                                   VISTA EQUITY FUND
                                 -------------------------------------------------------------------------------------
                                    YEAR ENDED OCTOBER 31,        JULY 1, 1992**                    NOVEMBER 30, 1990*
                                 -----------------------------       THROUGH         YEAR ENDED             TO
                                  1995       1994       1993     OCTOBER 31, 1992   JUNE 30, 1992     JUNE 30, 1991
                                 -------   --------   --------   ----------------   -------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period ......................   $13.16    $ 13.65    $ 12.56        $ 12.50           $11.43            $ 10.00
Income from Investment
 Operations:
 Net investment income.........    0.277      0.298      0.302          0.080            0.240              0.170
 Net gain or Losses in
   Securities (both realized
    and unrealized)............    1.744      0.263      1.153          0.500            1.230              1.350
                                 -------   --------   --------        -------           ------             ------
 Total from Investment
Operations.....................    2.021      0.561      1.455          0.580            1.470              1.520
Less Distributions:
 Dividends from net investment
   income......................    2.659      0.290      0.304          0.140            0.290              0.090
 Distributions from Capital
   Gains.......................    0.282      0.761      0.062          0.380            0.110              0.000
                                 -------   --------   --------        -------           ------             ------
 Total Distributions:..........    2.941      1.051      0.366          0.520            0.400              0.090
                                 -------   --------   --------        -------           ------             ------
Net Asset Value, End of
  Period........................  $12.24    $ 13.16    $ 13.65        $ 12.56           $12.50            $ 11.43
                                 -------   --------   --------        -------           ------             ------
                                 -------   --------   --------        -------           ------             ------
Total Return...................    20.41%      4.37%     11.73%          4.78%           12.99%             15.25%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)....................  $55,417   $67,818    $120,635       $106,088          $92,261            $95,440
 Ratio of expenses to average
   net assets..................     0.31%     0.31%       0.31%          0.30%#           0.30%              0.28%#
 Ratio of net investment income
   to average net assets.......     2.41%     2.30%       2.30%          1.96%#           2.29%              2.81%#
 Ratio of expenses without
   waivers and assumption of
   expenses to Average Net
     Assets.....................    0.90%     0.95%       0.88%         0.80%#            1.02%              1.13%#
 Ratio of net investment income
   without waivers and
   assumption of expenses to
   Average Net Assets..........     1.82%     1.66%       1.73%          1.46%#           1.57%              1.96%#
 Portfolio turnover rate.......       45%       53%         33%             5%              14%                19%


------------
 * Commencement of operations.


 # Short periods have been annualized.


** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.

INVESTMENT OBJECTIVE AND POLICIES

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with long-term growth of capital by investing primarily in a diversified portfolio of common stocks of well-known and established companies.

    INVESTMENT POLICIES -- The Fund normally will be fully invested and, absent unusual market conditions, in normal circumstances at least 65% of its total assets will be invested in the common stock of well-known and established companies, which are defined as those companies with a market capitalization of at least $200 million. Such common stocks typically have a large number of publicly held shares and high trading volume, resulting in a high degree of liquidity.

    The Chase Manhattan Bank, N.A. (the "Adviser") seeks to purchase the stocks of companies that are expected to demonstrate greater long-term earnings growth than either their industry competitors or the average company included in the S&P Index. These companies generally tend to have strong management organizations. The Adviser will evaluate such well-known and established companies by assessing the strongest sectors of the market over the economic cycle, identifying those companies with favorable earnings prospects, and then selecting the most attractive values. The Adviser will consider industry diversification as an important factor and will try to maintain representation in as many market sectors as possible, although sector emphasis will shift as a result of changes in the outlook for earnings among market sectors.

    Although the Fund invests primarily in common stock, it will ordinarily invest up to 5% of its net assets in high quality, short-term debt securities and money market instruments, including repurchase agreements for the purpose of maintaining a certain degree of liquidity. When a temporary defensive posture in the market is appropriate in the Adviser's opinion, the Fund may invest up to 100% of its assets in these instruments. The Fund may also hold other types of securities from time to time, including preferred stocks and American Depository Receipts. In addition, the Fund may invest up to 20% of its net assets in convertible securities.

    The Fund, which invests primarily in common stock, is designed for investors who are able to accept fluctuations in stock values and the resulting fluctuation in the Fund's net asset value.

    The Fund seeks to diversify its portfolio, but its investment limitations allow the Fund, with respect to 25% of its total assets, to invest more than 5% of its total assets in a single issuer. As a result, changes in the value of a single issuer's securities, which represent more than 5% of the Fund's total assets, could have a greater effect on the Fund's per share value.

    Shareholder approval is not required to change the investment objective or any of the investment policies described above or in "Additional Information on Investment Policies and Techniques".

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Fund are not invested in common stocks, they will consist of or be invested in cash, cash equivalents and high quality, short-term debt securities and money market instruments, including repurchase agreements for the purpose of maintaining a high degree of liquidity, as described under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    In addition to common stocks, the Fund may invest in preferred stocks, secured American Depository Receipts and convertible debentures. These securities may represent a greater degree of risk than does common stock of domestic issuers.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objectives of the Fund will be achieved.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is not intended that the assets of the Fund will be invested in securities for the purpose of short-term profits. However, the Fund will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.


    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash. U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in the prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        . purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments):



        . enter into futures contracts and options on futures contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.



        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.

        . There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.



        . In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.



    For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Additional Policies Regarding Futures and Options Transactions, Risk Factors Associated with Futures and Options Transactions, and Restrictions on the Use of Futures and Options Contracts" in the Statement of Additional Information.


MANAGEMENT OF THE FUND

                                  THE ADVISER

    The Chase Manhattan Bank, N.A. (the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 19, 1990, as amended July 17, 1992. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Mark Tincher and Greg Adams, Vice Presidents of the Adviser, are responsible for the day-to-day management of the Fund's portfolio. Mark Tincher began managing the Fund on February 1, 1994 and is a member of the Chase Private Bank's in-house investment management research team, specializing in technology and financial issues. Mr. Tincher has been with Chase since May 1988. Mr. Adams, who joined Chase in 1987, also manages the equity trading of the Vista Balanced Fund, as well as a number of Chase's pooled equity funds. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989, amended September 30, 1993 (the "Administration Agreement"), Chase (the "Administrator") serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. The Adviser and the Administrator have received the opinion of their legal counsel that they may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision and these other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent to the Fund and render the services described below and as set forth in the shareholder servicing agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent or administrator could be accomplished without undue disruption to the Fund's operations.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES


    Shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). The public offering price of shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the applicable offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.



    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian-- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.



    Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    Account Type                                  Minimum Initial Investment
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program (401K, 403B,
Keogh).........................................             $  100(4)

------------
(1) Employees of the Adviser and its affiliates, and certain qualified persons are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.


                           SYSTEMATIC INVESTMENT PLAN



    A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from receipt of your request to be established.



    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                  REDEMPTIONS

    A shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time, on any Fund Business Day. The proceeds of a redemption normally will be paid on the next Fund Business Day the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Fund shares by authorizing his Shareholder Servicing Agent, its agent, or the Transfer Agent to redeem such shares. The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m., Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously deposited bank account for up to four days. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account to his order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.

                               EXCHANGE PRIVILEGE

    Subject to certain conditions, shares of Vista Equity Fund, Vista Bond Fund and Vista Short-Term Bond Fund may be exchanged for shares of another of those three Funds at the then current net asset value. The Prospectus should be reviewed before effecting any exchange. You should note that any such exchange, which may only be made in states where shares of the other Funds are qualified for sale, may create a gain or loss to be recognized for federal income tax purposes. Exchanges may be authorized by telephone. If you desire this exchange option you must check the box on the Application which indicates that you wish to have this privilege. The exchange privilege may be modified or discontinued at any time.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders by completing the "Expedited Redemption" section of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of qualifying dividends received by the Fund from domestic corporations during the year) may qualify for the 70% dividends-received deduction for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Substantially all of the net investment income (if any) of the Fund is paid to its shareholders quarterly (in the months of March, June, September and December) as a dividend. The Fund's net investment income consists of the dividend and interest income earned on its portfolio, less expenses.

The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually.

    The Fund will also make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

    The Distribution Plan provides that the Fund shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of the Fund's average daily net assets for distribution services. The Distributor may use all or a portion of such Basic Distribution Fee to pay for the expenses of printing prospectuses and reports used for sales purposes, expenses related to the preparation and printing of sales literature and other such distribution-related expenses. The Basic Distribution Fee is not directly tied to its expenses, therefore the amount of Basic Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). The Fund is not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

    Under the Distribution Plan, the Fund is also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, actual expenses incurred during such year in connection with print or electronic media advertising in connection with the sale of the Fund's shares.

    The Distribution and Sub-Administration Agreement dated April 2, 1990 and amended June 1, 1990 and August 4, 1992, (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan (see "Purchases and Redemptions of Shares -- Distribution Plan and Agreement"); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent and dividend disbursing agent; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund; expenses of shareholder meetings; and the advisory fee payable to the Adviser under the Investment Advisory Agreement, the administrative fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. On December 4, 1992, the shareholders of Trinity Equity Fund approved the reorganization of such Fund into a new series of the Trust, effective January 1, 1993.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve investment advisory agreements, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each series or class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose.

In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, among other things: answer customer inquiries regarding account status, history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts any any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.


    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products, and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yield or total rate of return of the Fund to yields and total rates of return published for other investment companies and other investment vehicles. The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the Fund's yield or total rate of return quotations.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund.

                                      EQUITY
                                      FUND

----------------------------------    ----------------------------------
INVESTMENT ADVISER & ADMINISTRATOR    PROSPECTUS
The Chase Manhattan Bank, N.A.        AND APPLICATION

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
Investors Fiduciary Trust Company

CUSTODIAN
The Chase Manhattan Bank, N.A.

LEGAL COUNSEL
Reid & Priest

INDEPENDENT ACCOUNTANTS
Price Waterhouse

SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank, N.A.

                             VEF-1    MARCH 1, 1994

                                   PROSPECTUS
                               VISTASM BOND FUND

                                                                   March 1, 1996


    VISTA BOND FUND (the "Fund") seeks to provide as high a level of income as is consistent with reasonable risk by investing primarily in a broad range of government bonds, investment-grade corporate bonds as well as other fixed income securities. In addition the Fund seeks to provide capital preservation and will, where appropriate, take advantage of opportunities to realize capital appreciation. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds").



    Of course, there can be no assurance that the Fund will achieve its investment objectives. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, administrator (the "Administrator"), and custodian (the "Custodian"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 10. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK-- INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND MAY FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS at the net asset value per share next determined to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents"), and selected securities brokers or financial institutions (collectively, "Dealers") which have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur distribution expenses, as described herein, at an annual rate, not to exceed 0.25% of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Fund shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary......................................................     3
Financial Highlights.................................................     4
Investment Objective and Policies....................................     5
Additional Information on Investment Policies and Techniques.........     6
Management of the Fund...............................................    10
Purchases and Redemptions of Shares..................................    13
Tax Matters..........................................................    17
Other Information Concerning Shares of the Fund......................    18
Shareholder Servicing Agents, Transfer Agent and Custodian...........    21
Yield and Performance Information....................................    22
Appendix A
    Description of Ratings...........................................   A-1

EXPENSE SUMMARY


                                                                                       AS A
                                                                                    PERCENTAGE
ANNUAL FUND OPERATING EXPENSES                                                     OF NET ASSETS
--------------------------------------------------------------------------------   -------------
Investment Advisory Fee (After Waiver of Fees)*.................................        0.00%
Rule 12b-1 Distribution Plan (After Waiver of Fees)*............................        0.13%
Other Expenses
--Administration Fee (After Waiver of Fees)*....................................        0.00%
--Sub-Administration Fee (After Waiver of Fees)*................................        0.05%
--Other Operating Expenses......................................................        0.12%
                                                                                       -----
Total Fund Operating Expenses...................................................        0.30%
                                                                                       -----
                                                                                       -----
EXAMPLE:
  You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
    1 year......................................................................       $   3
    3 years.....................................................................          10
    5 years.....................................................................          17
    10 years....................................................................          38


------------

* Fees waived on a month-to-month basis.



    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administration fee, sub-administration fee and other operating expenses expected to be incurred by the Fund after waiver of fees. Absent such waivers, the annual investment advisory fee, distribution plan fee, administration fee and sub-administration fee for the Fund would be 0.30%, 0.25%, 0.10% and 0.05%, respectively, of the Fund's average net assets. Additionally, a shareholder may incur a $10.00 charge for certain wire redemptions. A more complete description of the Fund's expenses, including any fee waivers, is set forth herein.


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


    The following information on selected per share data and ratios with respect to each of the four fiscal periods commencing after June 30, 1992, and the related financial statements, have been audited by Price Waterhouse LLP, independent accountants, whose report expressed an unqualified opinion thereon. The information on selected per share data and ratios with respect to fiscal year ended June 30, 1992 and the period November 30, 1990 to June 30, 1991 have been audited by other independent accountants whose report expressed an unqualified opinion thereon. The following information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference in the Statement of Additional Information.



                                                              VISTA BOND FUND
                          ----------------------------------------------------------------------------------------
                             YEAR ENDED OCTOBER 31,         JULY 1, 1992**                      NOVEMBER 30, 1990*
PER SHARE OPERATING       -----------------------------           TO            YEAR ENDED              TO
 PERFORMANCE:              1995       1994       1993      OCTOBER 31, 1992    JUNE 30, 1992      JUNE 30, 1991
-----------------------   -------    -------    -------    ----------------    -------------    ------------------
Net asset value,
 beginning of period...   $ 10.08    $ 11.30    $ 10.76        $  10.70           $ 10.14            $  10.00
                          -------    -------    -------         -------        -------------          -------
Income from Investment
 Operations:
 Net investment
income.................     0.687      0.667      0.622           0.240             0.760               0.410
 Net gain or Losses in
   Securities (both
   realized and
unrealized)............     0.854     (1.140)     0.629           0.110             0.570               0.080
                          -------    -------    -------         -------        -------------          -------
 Total from Investment
   Operations..........     1.541     (0.473)     1.251           0.350             1.330               0.490
Less Distributions:
 Dividends from net
investment income......     0.687      0.667      0.684           0.240             0.760               0.350
 Distributions from
   capital gains.......     0.024      0.081      0.026           0.050             0.010               0.000
                          -------    -------    -------         -------        -------------          -------
 Total
Distributions:.........     0.711      0.748      0.710           0.290             0.770               0.350
                          -------    -------    -------         -------        -------------          -------
Net Asset Value, End of
Period.................   $ 10.91    $ 10.08    $ 11.30        $  10.76           $10.700            $  10.14
                          -------    -------    -------         -------        -------------          -------
                          -------    -------    -------         -------        -------------          -------
Total Return...........     15.83%   (4.30%)      12.63%           3.36%            13.67%               4.82%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Period
   (000 omitted).......   $57,285    $52,439    $61,155        $ 45,401           $41,321            $ 36,791
 Ratio of expenses to
  average net assets...      0.31%      0.31%      0.31%           0.30%#            0.30%               0.29%#
 Ratio of net
   investment income to
   average net
   assets..............      6.56%      6.27%      6.15%           6.74%#            7.20%               7.30%#
 Ratio of expenses
   without
   waivers and
   assumption of
   expenses to average
   net assets..........      0.87%      0.92%      0.82%           0.73%#            1.03%               1.04%#
 Ratio of net
   investment income
   without waivers and
   assumption of
   expenses to average
   net assets..........      6.00%      5.66%      5.64%           6.31%#            6.47%               6.55%#
 Portfolio turnover
   rate................        30%        17%        20%              3%               31%                 35%


------------

 # Short periods have been annualized.

 * Commencement of operations.
** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.

INVESTMENT OBJECTIVE AND POLICIES

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide a high level of income, consistent with reasonable risk, by investing at least 80% of its net assets in a broad range of bonds. In addition, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing a major portion of its portfolio (at least 50% of its assets in normal market conditions) in debt obligations of the U.S. Treasury, its agencies and instrumentalities and investment-grade corporate bonds, which are considered to be those rated Baa-3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("S&P"). Accordingly, the Fund will not invest in securities judged by the Adviser to be of poor quality, although it may invest in unrated securities if the Adviser determines that such securities present attractive investment opportunities and are of comparable quality to the other securities in which the Fund may invest. Bonds rated Baa by Moody's or BBB by S&P lack certain investment characteristics and may be deemed to be speculative in nature. When a temporary defensive posture in the market is appropriate in the Adviser's opinion, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments, including repurchase agreements.

    The Fund also may invest in all types of debt securities in any proportion, including debt obligations of the U.S. Treasury, its agencies and instrumentalities, bonds, notes, mortgage-backed securities, government and government agency obligations, zero coupon securities, convertible securities and repurchase agreements. The Fund's portfolio will ordinarily hold up to 10% of its net assets in very short-term obligations (with remaining maturities of 12 months or less), such as bankers' acceptances, certificates of deposit, repurchase agreements, short-term government or government agency obligations, and prime commercial paper and other short-term corporate obligations when the Adviser believes the issuer has a sound financial structure.

    Fixed-income securities (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

    Mortgage-backed securities issued or guaranteed by certain agencies of the U.S. Government such as GNMA, FNMA or FHLMC typically may be prepaid by the issuer without penalty; thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by the Fund at then prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments are received.

    In making investment decisions for the Fund, the Adviser will consider many factors in addition to current yield, including the preservation of capital, maturity and yield to maturity. The Adviser will adjust the Fund's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Adviser may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise. In addition, the Adviser may sell one security and purchase another security of comparable quality and maturity to take advantage of what the Adviser believes to be short-term differentials in market values or yield disparities. The frequency of the Fund's portfolio transactions--a fund's portfolio turnover rate--will vary from year to year depending upon market conditions. The Fund will engage in portfolio trading if the Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and the most effective manner possible. The Fund's investments, other than those backed by the U.S. Government, are subject to the ability of the issuer to make payment at maturity.

    The Fund may invest in "when-issued" securities and futures contracts. For a description of these types of investments, and further information regarding the investment policies and techniques of the Fund, see "Additional Information on Investment Policies and Techniques". In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Fund. Although the Fund will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Shareholder approval is not required to change the Fund's investment objective or any of the investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Fund are not invested in fixed-income securities, they will consist of or be invested in cash, cash equivalents and high-quality, short-term debt securities and money market instruments as described under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information, and in "Repurchase Agreements," as described below and in greater detail under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    The Fund also may invest in all types of debt securities in any proportion, including bonds, notes, mortgage-backed securities, government and government agency obligations, zero coupon securities, convertible securities and repurchase agreements. The Fund's portfolio will ordinarily hold up to 10% of its net assets in very short-term obligations (with remaining maturities of 12 months or less), such as bankers' acceptances, certificates of deposit, repurchase agreements, short-term government or government agency obligations, and prime commercial paper and other short-term corporate obligations when the Adviser believes the issuer has a sound financial structure.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objectives of the Fund will be achieved.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objective, Policies and Restrictions--Investment Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. The variable rate demand instruments that may be purchased by the Fund are obligations (including bonds, notes, certificates of deposit and commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The variable rate securities in which the Fund's portfolio may be invested include participation certificates issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. Participation Certificates may be deemed illiquid securities (see "Investment Objectives, Policies and Restrictions-- Investment Policies:
Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

    The Advisor will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold by the Fund, it is intended that they be held until maturity, except under certain specified circumstances (see "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

    As a result of the variable rate nature of these investments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of the Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolio of the Fund, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies; Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.


    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivatives or related instruments in which the Fund invests, may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        . purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . purchase and sell mortgage-backed and asset-backed securities: and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.



        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.



        . In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.



    For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Additional Policies Regarding Futures and Options Transactions, Risk Factors Associated with Futures and Options Transactions, and Restrictions on the Use of Futures and Options Contracts" in the Statement of Additional Information.


MANAGEMENT OF THE FUND

                                  THE ADVISER

    The Chase Manhattan Bank, N.A. (the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 19, 1990, as amended July 17, 1992. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. The Fund has been managed by Mark Buonaugurio since February, 1992. For the four years prior to managing the Fund, Mr. Buonaugurio managed fixed-income commingled trust funds, and provided credit research services for Chase. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the

Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, the Adviser and its affiliates may exchange among themselves certain information about the shareholder and his account.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989, amended September 30, 1993 (the "Administration Agreement"), Chase (the "Adminstrator") serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. The Adviser and the Administrator have received the opinion of their legal counsel that they may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decisions, and these other decisions of federal banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent to the Fund and render the services described below and as set forth in the shareholder servicing agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, or administrator could be accomplished without undue disruption to the Fund's operations.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES


    Shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). The public offering price of shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the applicable offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.



    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not allowed until the investment being redeemed has been in the account for 15 business days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian-- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:


    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
(401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and certain qualified persons are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with SIGNATURE GUARANTEE to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                  REDEMPTIONS

    A shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time, on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption normally will be paid on the next Fund Business Day after the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Fund shares by authorizing his Shareholder Servicing Agent, its agent, or the Transfer Agent to redeem such shares. The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m., Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously deposited bank account for up to four days. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.

EXCHANGE PRIVILEGE

    Subject to certain conditions, shares of Vista Equity Fund, Vista Bond Fund and Vista Short-Term Bond Fund may be exchanged for shares of another of those three Funds at the then current net asset value. The Prospectus should be reviewed before effecting any exchange. You should note that any such exchange, which may only be made in states where shares of the other Funds are qualified for sale, may create a gain or loss to be recognized for federal income tax purposes. Exchanges may be authorized by telephone. If you desire this exchange option you must check the box on the Application which indicates that you wish to have this privilege. The exchange privilege may be modified or discontinued at any time.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders by completing the "Expedited Redemption" section of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.) on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Income dividends are declared daily and paid monthly. The Fund's net investment income consists of the interest income earned on its portfolio, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually.


    The Fund will also make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

    The Distribution Plan provides that the Fund shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of the Fund's average daily net assets for distribution services. The Distributor may use all or a portion of such Basic Distribution Fee to pay for the expenses of printing prospectuses and reports used for sales purposes, expenses related to the preparation and printing of sales literature and other such distribution-related expenses. The Basic Distribution Fee is not directly tied to its expenses, therefore the amount of Basic Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). The Fund is not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

    Under the Distribution Plan, the Fund is also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, actual expenses incurred during such year in connection with print or electronic media advertising in connection with the sale of the Fund's shares.

    The Distribution and Sub-Administration Agreement dated April 2, 1990 and amended June 1, 1990 and August 4, 1992 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan (see "Purchases and Redemptions of Shares -- Distribution Plan and Agreement"); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent and dividend disbursing agent; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund; expenses of shareholder meetings; and the advisory fee payable to the Adviser under the Investment Advisory Agreement, the administrative fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. On December 4, 1992, the shareholders of Trinity Bond Fund approved the reorganization of such fund into a new series of the Trust, effective January 1, 1993.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve investment advisory agreements, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each series or class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS


    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, among other things: answer customer inquiries regarding account status, history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.


    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products, and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. These variables affect the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yield or total rate of return of the Fund to yields and total rates of return published for other investment companies and other investment vehicles. The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the Fund's yield or total rate of return quotations.

                               OTHER INFORMATION

    The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio can be expected to rise. Conversely, when interest rates rise, the value of a portfolio can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in their net asset values, such changes will not affect the income received by them from such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund.

                                                                      APPENDIX A


                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

          DESCRIPTION OF MOODY'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   PROSPECTUS
                                                                   March 1, 1996


                          VISTASM SHORT-TERM BOND FUND

    VISTA SHORT-TERM BOND FUND (the "Fund") is a diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 15 separate series (the "Funds"). The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in a broad range of short-term investment-grade bonds and other fixed income securities. The dollar weighted average maturity of the Fund's portfolio securities will not exceed three years. Portfolio securities with put features will measure their maturity based on the next put date, which must fall within the three year limit.


    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with investment in the Fund. For further discussion on the risks associated with investment in the Fund, see "Investment Objectives and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, administrator (the "Administrator") and custodian (the "Custodian"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 10. VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUND'S DISTRIBUTOR AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILITATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents") or to customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur distribution expenses, at an annual rate, not to exceed 0.25% of average daily net assets. An investor should obtain from his Shareholder Servicing Agent, and should read in conjunction with this Prospectus the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares may be purchased and redeemed through such Shareholder Servicing Agent. Shares of the Fund may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    This Prospectus sets forth concisely information concerning the Fund that a prospective investor ought to know before investing. A Statement of Additional Information for the Fund dated March 1, 1996, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund simply call the Vista Service Center at 1-800-34-VISTA.

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

Expense Summary.....................................................      3
Financial Highlights................................................      4
Investment Objectives and Policies..................................      5
Additional Information on Investment Policies and Techniques........      6
Management of the Fund..............................................     10
Purchases and Redemptions of Shares.................................     12
Tax Matters.........................................................     16
Other Information Concerning Shares of the Fund.....................     17
Shareholder Servicing Agents, Transfer Agent and Custodian..........     20
Yield and Performance Information...................................     22
Appendix A--Description of Ratings..................................    A-1

EXPENSE SUMMARY


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------
Investment Advisory Fee (After Waiver of Fees)*...........................   0.00%
Rule 12b-1 Distribution Plan Fee (After Waiver of Fees)*..................   0.06%
Other Expenses
   --Administration Fee (After Waiver of Fees)*...........................   0.00%
   --Sub-Administrative Fee (After Waiver of Fees)*.......................   0.05%
   --Other Operating Expenses.............................................   0.19%
                                                                             ----
Total Fund Operating Expenses.............................................   0.30%
                                                                             ----
                                                                             ----
Example:
   You would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of:
        1 year............................................................   $  3
        3 years...........................................................     10
        5 years...........................................................     17
       10 years...........................................................     38


------------

* Fees waived on a month-to-month basis.



    The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution fee, administrative fee and sub-administration fee expected to be incurred by the Fund after certain waivers of fees. Absent certain waivers, the annual investment advisory fees, distribution fees, administrative fees and sub-administration fees for the Fund would be 0.25%, 0.25%, 0.10% and 0.05%, respectively, of the Fund's average net assets. Additionally, a shareholder may incur a $10.00 charge for certain wire redemptions. A more complete description of the Fund's expenses, including any fee waivers, is set forth herein.


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A SHARE OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information on selected per share data and ratios with respect to each of the four fiscal periods commencing after June 30, 1992, and the related financial statements, have been audited by Price Waterhouse LLP, independent accountants, whose report expressed an unqualified opinion thereon. The information on selected per share data and ratios with respect to the fiscal year ended June 30, 1992 and the period November 30, 1990 to June 30, 1991 have been audited by other independent accountants whose report expressed an unqualified opinion thereon. The following information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference in the Statement of Additional Information.


                           VISTA SHORT-TERM BOND FUND


                                                                             JULY 1, 1992**     YEAR     NOVEMBER 30,
                                           YEAR ENDED OCTOBER 31,                  TO          ENDED         1990*
                                   ---------------------------------------    OCTOBER 31,     JUNE 30,        TO
PER SHARE OPERATING PERFORMANCE       1995          1994          1993            1992          1992     JUNE 30, 1991
                                   -----------   -----------   -----------   --------------   --------   -------------
Net asset value, beginning of
 period                              $ 9.91        $10.14        $10.26         $ 10.28       $ 10.13       $10.00
Income from Investment
Operations:......................
 Net investment income...........      0.542         0.465         0.489           0.190         0.600        0.370
 Net gains in securities
   (both realized and
   unrealized....................      0.168        (0.230)       (0.073)         (0.010)        0.190        0.070
                                   -----------   -----------   -----------        ------      --------       ------
 Total from Investment
Operations:......................      0.710         0.235         0.416           0.180         0.790        0.440
Less Distributions:..............
 Dividends (from net Investment
   Income)                             0.542         0.465         0.536           0.200         0.630        0.310
 Distributions (from Capital
   Gains)........................     --             0.000         0.000           0.000         0.010        0.000
                                   -----------   -----------   -----------        ------      --------       ------
 Total Distributions:............      0.542         0.465         0.536           0.200         0.640        0.310
Net Asset Value, End of Period...    $10.08        $ 9.91        $10.14         $ 10.26       $ 10.28       $10.13
                                   -----------   -----------   -----------        ------      --------       ------
                                   -----------   -----------   -----------        ------      --------       ------
Total Return.....................      7.37%         2.38%         4.73%           1.67%         8.07%        4.39%
Ratios/Supplemental Data.........
 Net Assets, End of Period (000
   omitted)                          $36,246       $35,987       $70,693         $81,327       $70,960      $70,745
 Ratio of expenses to average net
   assets#.......................      0.32%         0.31%         0.31%           0.30%         0.30%        0.29%
 Ratio of net Investment Income
   to average net assets#........      5.41%         4.59%         5.25%           5.66%         6.12%        6.56%
 Ratio of expenses without
   waivers and assumption of
   expenses to Average Net
   Assets#.......................      0.90%         0.86%         0.76%           0.66%         0.94%        0.99%
 Ratio of net investment income
   without waivers and assumption
   of expenses to Average Net
   Assets#.......................      4.83%         4.05%         4.80%           5.30%         5.48%        5.86%
 Portfolio turnover rate.........        62%           44%           17%              0%           29%           1%


------------

* Commencement of operations.
# Short periods have been annualized.
** In 1992 the Fund's fiscal year-end was changed from June 30 to October 31.

INVESTMENT OBJECTIVES AND POLICIES

    INVESTMENT OBJECTIVE-- The investment objective of the Fund is to provide a high level of current income, consistent with preservation of capital. The investment objective of the Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES-- The Fund seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in a broad range of short-term, investment-grade bonds and other fixed-income securities. The Fund will invest at least 65% of its net assets in bonds which have a maturity of less than three years. In addition, all of the Fund's assets will have dollar weighted average maturities which do not exceed three years. Securities with put features will measure their maturity based on the next put date, which must fall within the three year limit.

    The Fund normally will invest substantially all of its assets in investment-grade, fixed-income securities of all types. Investment-grade, fixed-income securities are considered to be securities rated Baa or higher by Moody's or BBB or higher by S&P, and unrated securities that are of equivalent quality in the Adviser's opinion. Securities rated Baa by Moody's or BBB by S&P lack certain investment characteristics and may be deemed to be "speculative" in nature. Fixed-income securities in the Fund's portfolio may include, in any proportion, bonds, notes, mortgage-backed securities, asset-backed securities, government and government agency obligations, zero coupon securities and convertible securities, and short-term obligations such as bankers' acceptances, certificates of deposit, repurchase agreements and commercial paper. For a description of these types of securities, see "Additional Information on Investment Policies and Techniques" in the Prospectus and "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. When a temporary defensive posture in the market is appropriate in the Adviser's opinion, the Fund may invest up to 100% of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements.

    Fixed-income securities (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Fund's share prices) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

    Mortgage-backed securities issued or guaranteed by certain agencies of the U.S. Government such as GNMA, FNMA or FHLMC typically may be prepaid by the issuer without penalty; thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by the Fund at then prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments are received.

    In making investment decisions for the Fund, the Adviser will consider many factors in addition to current yield, including the preservation of capital, maturity and yield to maturity. The Adviser will adjust the Fund's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Adviser may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise. In addition, the Adviser may sell one security and purchase another security of comparable quality and maturity to take advantage of what the Adviser believes to be short-term differentials in market values or yield disparities. The frequency of the Fund's portfolio transactions--the Fund's portfolio turnover rate--will vary from year to year depending upon market conditions. A high portfolio turnover rate involves greater costs to the Fund, and could involve a higher proportion of short-term capital gains which are taxable at ordinary income tax rates (see "Tax Matters"). The Fund will engage in portfolio trading if the Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Fund's investments, other than those backed by the U.S. Government, are subject to the ability of the issuer to make payment at maturity.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Fund are not invested in short-term fixed-income securities, they will consist of or be invested in cash, cash equivalents and high-quality short-term debt securities and money market instruments as described under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    The Fund also may invest in all types of debt securities, including, in any proportion, bonds, notes, mortgage-backed securities, asset-backed securities, government and government agency obligations, zero coupon securities and convertible securities, and short-term obligations such as bankers' acceptances, certificates of deposit, repurchase agreements and commercial paper.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objectives of the Fund will be achieved.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objective, Policies and Restrictions--Investment Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. The variable rate demand instruments that may be purchased by the Fund are obligations (including bonds, notes, certificates of deposit and commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The variable rate securities in which the Fund's portfolio may be invested include participation certificates issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. Participation Certificates may be deemed illiquid securities (see "Investment Objectives, Policies and Restrictions-- Investment Policies:
Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

    The Advisor will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold by the Fund, it is intended that they be held until maturity, except under certain specified circumstances (see "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information).

    As a result of the variable rate nature of these investments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of the Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolio of the Fund, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies; Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.


    FUTURES AND OPTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

    The value of some derivative or related instruments in which the Fund invests may be particularly sensitive to changes in the prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        . purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.



        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.



        . In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.


MANAGEMENT OF THE FUND

                                    ADVISER

    The Chase Manhattan Bank, N.A. (the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 19, 1990, as amended July 17, 1992. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. The Fund has been managed since its inception on November 30, 1990 by Linda Struble. Ms. Struble has been with Chase since 1968 performing various investment services, including managing individual accounts. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Investment Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased on behalf of the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of such Adviser. Shareholders of the Fund should be aware that, subject to legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts.


                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989, as amended September 30, 1993 (the "Administration Agreement"), Chase (the "Administrator") serves as Administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. However, the

Administrator may, from time to time, voluntarily waive all or a portion of its fees payable under the Administration Agreement. The Administrator, pursuant to the terms of the Administration Agreement, shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. The Adviser and the Administrator have received the opinion of their legal counsel that they may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements described below without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision and these other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company, such as the Trust.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of its counsel, that it may serve as shareholder servicing agent to the Fund and render the service described in the shareholder servicing agreement, as appropriate, incidental national banking functions and as proper adjuncts to it serving as investment adviser and Administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel, believes that it may render the services described in its Administration Agreement with the Trust without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser and the Administrator from continuing to perform investment advisory, shareholder servicing or other administrative services for the Fund. If that occurred, the Trust's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the switch to a new adviser, shareholder servicing agent, or administrator could be accomplished without undue disruption to the Fund's operations.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES


    Shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). The public offering price of shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the applicable offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.



    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian-- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.


                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
  (401K,403B,Keogh)

------------
(1) Employees of the Advisor and its affiliates, and certain qualified persons are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

                           SYSTEMATIC INVESTMENT PLAN

    A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                  REDEMPTIONS

    A shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 4:00 p.m., Eastern time, on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption normally will be paid on the next Fund Business Day after the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Fund shares by authorizing his Shareholder Servicing Agent, its agent, or the Transfer Agent to redeem such shares. The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule.

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m., Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously deposited bank account for up to four days. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account to his order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.

                               EXCHANGE PRIVILEGE

    Subject to certain conditions, shares of Vista Equity Fund, Vista Bond Fund and Vista Short-Term Bond Fund may be exchanged for shares of another of those three Funds at the then current net asset value. The Prospectus should be reviewed before effecting any exchange. You should note that any such exchange, which may only be made in states where shares of the other Funds are qualified for sale, may create a gain or loss to be recognized for federal income tax purposes. Exchanges may be authorized by telephone. If you desire this exchange option you must check the box on the Application which indicates that you wish to have this privilege. The exchange privilege may be modified or discontinued at any time.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Fund's Transfer Agent. Telephone transaction privileges are made available to shareholders by completing the "Expedited Redemption" section of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agents are authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to hold the Fund and its agents harmless from any claim, liability, loss, and expense arising in connection with written or oral instructions or requests to it concerning shareholder accounts, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund acted in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    The Fund may also establish and revise from time to time account minimums and transactions or amount restrictions on purchases, exchanges, redemptions, checkwriting services, or other transactions permitted in connection with shareholder accounts. The Fund may also require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and substantially all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.) on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Income dividends are declared daily and paid monthly. The Fund's net investment income consists of the interest income earned on its portfolio, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually.

    The Fund will also make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

    The Distribution Plan provides that the Fund shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of the Fund's average daily net assets for distribution services. The Distributor may use all or a portion of such Basic Distribution Fee to pay for the expenses of printing prospectuses and reports used for sales purposes, expenses related to the preparation and printing of sales literature and other such distribution-related expenses. The Basic Distribution Fee is not directly tied to its expenses, therefore the amount of Basic Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). The Fund is not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

    Under the Distribution Plan, the Fund is also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, actual expenses incurred during such year in connection with print or electronic media advertising in connection with the sale of the Fund's shares.

    The Distribution and Sub-Administration Agreement dated April 2, 1990, as amended June 1, 1990 and September 30, 1993, (the "Distribution Agreement") provides that the Distributor will act as the principal underwriter of shares of each Fund and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. While there is no sales load, the Distributor is entitled to a fee from each Fund at an annual rate equal to 0.05% of each Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses incurred in connection with organizing new series or classes of the Trust and certain other ongoing expenses of the Trust.

                                    EXPENSES

    The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating its net asset value; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreement, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. On December 4, 1992, the shareholders of Trinity Short-Term Bond Fund approved the reorganization of such fund into a new series of the Trust, effective January 1, 1993.

    The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's Custodian or vote in person or by proxy at a meeting called for this purpose.

In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same series otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, among other things: answer customer inquiries regarding account status, history, the manner in which purchases and redemptions of shares may be effected for each Fund or class of shares as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; vote the outstanding shares of the Fund whose shareholders do not transmit executed proxies or attend shareholder meetings in the same proportion as the votes cast by other shareholders of the Fund represented at the shareholder meeting as to which such Shareholder Servicing Agent is the agent of record and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.


    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents only to perform advisory, custodian, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, the management of the Trust believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities for the Trust, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or a part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain as shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of each Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trust does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

                          TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the

Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products, and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. These varial affect the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and posible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yield or total rate of return of the Fund to yields and total rates of return published for other investment companies and other investment vehicles. The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts (see "Purchases and Redemptions of Shares-- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Informaiton for further information concerning the calculation of the Fund's yield or total rate of return quotations.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with the Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Advisers, (iv) portfolio transactions and brokerage allocation, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of such Shares.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

          DESCRIPTION OF MOODY'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   PROSPECTUS

                               IEEE BALANCED FUND

                                                                   March 1, 1996



    IEEE BALANCED FUND (the "Fund") seeks to provide its shareholders with maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 40%-70% of the Fund's total assets will be invested in common stocks and other equity investments and at least 30% of the Fund's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and government obligations. The Sub-Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income senior securities from time to time, depending on the judgment of the Sub-Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal monetary policies. The Fund is a diversified series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds").



    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective, Policies and Risk Considerations" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The merger of the IEEE Balanced Fund into the Vista Balanced Fund was approved at the October 13, 1995 Trustees' meeting, subject to the approval of the shareholders of the respective fund. It is expected that shareholders will be solicited for their vote during the first quarter of 1996.



    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's overall investment adviser, administrator (the "Administrator") and custodian (the "Custodian"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 10. Atlanta Capital Management Company (the "Sub-Adviser") is the Fund's sub-adviser and manages the Fund's portfolio. The Institute of Electrical and Electronics Engineers, Inc. ("IEEE") will provide portfolio management services to the Sub-Adviser in connection with the Fund's fixed-income securities and related derivative securities.


INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND MAY FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OTHER FINANCIAL INSTITUTION, NOR ARE THEY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    Shares of the Fund are continuously offered for sale only to investors who are IEEE members, without a sales load, through Vista Broker-Dealer Services, Inc. ("VBDS"), the Fund's distributor (the "Distributor"), or to IEEE members some of whom are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents"), and selected securities brokers or financial institutions (collectively, "Dealers") which have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur basic distribution expenses, as described herein, at an annual rate, not to exceed 0.25% of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Fund shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary........................................................     3
Financial Highlights...................................................     4
Investment Objectives, Policies and Risk Considerations................     5
Additional Information on Investment Policies and Techniques...........     6
Management of the Fund.................................................    10
Purchases and Redemptions of Shares....................................    13
Tax Matters............................................................    17
Other Information Concerning Shares of the Fund........................    19
Shareholder Servicing Agents, Transfer Agent and Custodian.............    21
Yield and Performance Information......................................    23
Appendix A--Description of Futures Contracts and Options Thereon.......   A-1
Appendix B--Description of Ratings.....................................   B-1

EXPENSE SUMMARY


                                                                                       AS A
                                                                                    PERCENTAGE
ANNUAL FUND OPERATING EXPENSES                                                     OF NET ASSETS
------------------------------                                                     -------------
Investment Advisory (After Waiver of Fees)*.....................................         .60%
Rule 12b-1 Distribution Plan Fee+...............................................         .25%
Administrative Service Fee......................................................         .10%
Other Expenses
--Sub-Administrative Service Fee................................................         .05%
--Shareholder Servicing Agent Fee++.............................................         .25%
--Other Operating Expenses+++ (After reimbursement of expenses).................         .00%
                                                                                       -----
Total Fund Operating Expenses...................................................        1.25%
                                                                                       -----
                                                                                       -----
EXAMPLE:
  You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
    1 year......................................................................       $  13
    3 years.....................................................................          40


------------

  * Fees waived on a month-to-month basis.


  + As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

 ++ Shareholder Servicing Agents may provide various services to their customers and charge fees for these services.

+++ A shareholder may incur a $10.00 charge for certain wire redemptions.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative service fee, sub-administrative service fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund over the next fiscal year after waiver of fees and reimbursement of expenses. Absent such waivers, the annual investment advisory fee, distribution plan fee, administrative service fee, sub-administration service fee and shareholder servicing agent fees for the Fund would be 0.65%, 0.25%, 0.10%, .05% and 0.25% respectively, of the Fund's average net assets. A more complete description of the Fund's expenses, including any fee waivers, is set forth herein.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the annual report to shareholders. This information should be read in conjunction with the financial statements. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.



                                                                        IEEE BALANCED FUND
                                                                  -------------------------------
                                                                      YEAR ENDED         9/15/93*
                                                                  -------------------    THROUGH
                                                                  10/31/95   10/31/94    10/31/93
                                                                  --------   --------    --------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period...........................  $ 9.38     $10.05      $10.00
 Income from Investment Operations:
 Net investment income..........................................   0.240      0.237       0.050
 Net gains on securities (both realized and unrealized) on
investments.....................................................   1.610     (0.614  )    0.014
                                                                  --------   --------    --------
   Total from investment operations.............................   1.850     (0.377  )    0.064
                                                                  --------   --------    --------
LESS DISTRIBUTIONS:
 Dividends from net investment income...........................   0.246      0.240      (0.014  )
 Distributions in excess of net realized capital losses.........    --        0.053       0.000
                                                                  --------   --------    --------
   Total Distributions..........................................   0.246      0.293      (0.014  )
                                                                  --------   --------    --------
NET ASSET VALUE, END OF PERIOD..................................  $10.98     $ 9.38      $10.05
                                                                  ========  ========    ========

TOTAL RETURN....................................................  19.93%     (3.78%  )    0.64%
                                                                  ========   ========    ========

RATIOS/SUPPLEMENTAL DATA**
 Net Assets, End of Period (000 omitted)........................  $10,772    $8,777      $6,091
 Ratio of Expenses to Average Net Assets #......................   1.25%      1.12%       0.00%
 Ratio of Net investment income to Average Net Assets #.........   2.38%      2.48%       3.08%
 Ratio of Expenses without waivers and assumption of expenses to
Average Net Assets #............................................   2.36%      3.15%       3.36%
 Ratio of Net investment income without waivers and assumption
   of expenses to Average Net Assets #..........................   1.27%      0.45%      (0.28%  )
 Portfolio turnover rate........................................     30%        28%          0%


------------

 * Commencement of operations.


# Short periods have been annualized.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to maximize total return through a combination of long-term growth of capital and a high level of current income.

    INVESTMENT POLICIES -- The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income senior securities. The Sub-Adviser and IEEE consider both the opportunity for gain and the risk of loss in selecting investments, and the Sub-Adviser may alter the relative percentages of assets invested in equity and fixed income senior securities from time to time, depending on the judgment of the Sub-Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal monetary policies.

    Under normal market conditions, between 40%-70% of the Fund's total assets will be invested in common stocks and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). The majority of the Fund's common stock and other equity investments will be invested in companies with a market capitalization of at least $200 million. Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. The securities of smaller cap companies may be subject to more abrupt or erratic market movements than larger cap companies, both because the securities typically are traded in lower volumes and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Changes in the value of equity securities in the Fund's portfolio will result in changes in the value of the Fund's shares and thus the Fund's yield and total return to investors.

    In addition, at least 30% of the Fund's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and government obligations. The average maturity of these investments will vary from time to time depending on the Sub-Adviser's and IEEE's assessments of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income senior securities in the Fund's portfolio will be between two and fifteen years under normal market conditions. Non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by the Sub-Adviser or IEEE under criteria approved by the Adviser and the Board of Trustees. Bonds rated BBB by S&P or Baa by Moody's may possess speculative characteristics and may be sensitive to changes in the economy and the financial condition of issuers.

    Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the price of such securities are inversely affected by changes in interest rates, and therefore, are subject to risk of market price fluctuations.

    The Fund may also purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and may invest in high quality short-term debt securities such as commercial paper rated A-1 by S&P or P-1 by Moody's.

    Under normal market conditions, 60% of the Fund's total assets will be invested in equity securities and 40% will be invested in fixed-income senior securities. Under normal market conditions, between 60-75% of the fixed-income assets will be in Treasuries and other U.S. government securities. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Other U.S. government securities in which the Fund intends to invest include, but are not limited to, the securities issued or guaranteed by the Department of Housing and Urban Development, the Government National Mortgage Association, the Farmer's Home Administration, the Small Business Administration, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Bank for Cooperatives, the Federal Home Loan Banks, the Export-Import Bank, the Federal National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation.

    THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN ITS PORTFOLIO.

    The Fund normally will be substantially fully invested. However, the Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government for temporary defensive purposes during periods that the Sub-Adviser considers to be unsuitable for the Fund's normal investment strategies.

    The Fund may write covered call options on its equity securities and fixed-income senior securities for the purpose of hedging its portfolio. The Fund may also write or sell options on its fixed income transactions in an amount not to exceed 25% of its total assets. Futures and related options may be employed so long as the aggregate initial margin and premium on such contracts does not exceed 5% of the Fund's total assets. "Additional Information on Investment Policies and Techniques", "Options on Portfolio Securities" and Appendix A contain a more complete description of futures and option contracts, as well as further information concerning the investment policies and techniques of the Fund.

    Shareholder approval is required to change the Fund's investment objective which is considered to be fundamental. However, shareholder approval is not required to change any of the investment policies as described above or in "Additional Information on Investment Policies and Techniques" below.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Fund are not invested in common stocks, they will consist of or be invested in cash, cash equivalents, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government, as described under "Investment Objective, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objective, Policies and Restrictions" in the Statement of Additional Information.

    The Fund may invest up to 15% of its assets in sponsored American Depositary Receipts, which are U.S. exchange listed interests in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers when the Sub-Adviser believes that such investments provide good opportunities for achieving income and capital gains without undue risk. These securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objectives of the Fund will be achieved.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal

Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 15% of the total assets of the Fund will be invested in illiquid securities (i.e., securities which cannot be sold in the ordinary course of business within 7 days without the Fund selling at a discount from book value). This limitation may be subject to additional restrictions imposed by jurisdictions in which the Fund's shares are offered for sale. See "Investment Restrictions" in the Statement of Additional Information.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is not intended that the assets of the Fund will be invested in securities for the purpose of short-term profits. However, the Fund will dispose of portfolio securities whenever the Sub-Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. It is anticipated that the annual turnover rate for both the equity and fixed-income portions of the Fund's portfolio will be approximately 100%. For a complete discussion of portfolio transactions and brokerage allocation, including the Fund's overall portfolio turnover rate, the turnover rate for the portion of the Fund's portfolio consisting of common stock and the turnover rate for the portion of the Fund's portfolio consisting of non-equity investments, see "Investment Objective, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Fund would not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans justifies the risk.

                        OPTIONS ON PORTFOLIO SECURITIES

    The Fund, for the purpose of hedging its portfolio, will "write" or sell covered call and put option contracts on its portfolio securities in an amount not to exceed 25% of its net assets. For so long as the Fund remains obligated as the writer of the option, it will be covered on call options by owning the underlying security; and, in the case of a put options, segregates an amount of cash or high-grade liquid debt securities equal to the exercise price of the option. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia and Pacific Stock Exchanges. In addition, and in certain instances, the Fund may write covered call and put options in the over-the-counter market ("OTC Options").

    A call option gives the purchaser of the option the right, but not the obligation, to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

    A put option gives the purchaser of the option the right, but not the obligation, to sell the underlying security to the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligation under the option contract. The writer foregoes the opportunity to profit, and may incur losses, from a decrease in the market price of the underlying security below the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

    The Fund may purchase exchange traded or OTC Options on portfolio securities only to close out a position, or offset, an existing call or put option that it has written. In order to close out a position, the Fund will make a "closing purchase transaction"--the purchase of a call or put option on the same security with the same exercise price and expiration date as the call or put option which it has previously written on any particular security. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security that it intends to sell. The Fund will effect a closing purchase transaction so as to close out any existing put option on a security that it intends to buy. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof.

    The staff of the SEC has taken the position that purchased Options and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money". Under such circumstances, the Fund will treat as illiquid that amount of the "cover" assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula) the formula price will not necessarily reflect the market value of the option written, therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

    In determining the Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

    For additional information concerning the use and risks involved in the acquisition, ownership or sale of options contracts, including certain percentage limitations on the use of such instruments, see "Investment Objective, Policies and Restrictions--Investment Policies: Additional Policies Regarding Options Transactions, Risk Factors Associated with Options Transactions, and Restrictions on the Use of Options Contracts" in the Statement of Additional Information.

                    FUTURES CONTRACTS AND OPTIONS ON FUTURES

    The Fund will enter into futures contracts solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and not for purposes of speculation. A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified financial instrument or index at a specified price, date, time and place. The Fund would not be permitted to enter into futures contracts and options on futures for which aggregate initial margin deposits and premiums exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents equal to the market value of the underlying commodity set aside in a segregated account with the Fund's custodian or sub-custodian.

    The Fund may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates, and may purchase call options on interest rate futures contracts when it believes that interest rates will decline, in anticipation of purchases or portfolio securities at a higher price, but may not enter into these transactions for purposes of speculation. The Fund will write put or call options on futures contracts as part of closing purchase transactions to terminate its option positions, although there is no guarantee that such closing transactions can be effected. The Fund may write put and call options on interest rate futures contracts other than as a part of closing sale transactions, in order to increase its ability to hedge against the effect of changes in interest rates. The Fund will write put and call options only on futures contracts which are traded on a domestic exchange or board of trade. A call option give the purchaser of such option the right to buy (assume a long position) and obliges the Fund as its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell (assume a short position), and obliges the Fund as the writer to buy such contract at the exercise price during the option period.

        The Fund represents that it will operate in a manner such that:

        (i) the Fund will use futures or options contracts solely for bona fide hedging purposes within the meaning and intent of Commodity Futures Trading Commission ("CFTC") Rule 1.3(z)(1); provided, however, that in addition, with respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of CFTC Rule 1.3(z)(1), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such five percent;

        (ii) the Fund will not be, and has not been, marketing participations to the public as or in a pool or otherwise as or in a vehicle for trading in the futures or options markets;

        (iii) the Fund will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the futures and options trading in which the Fund intends to engage; and

        (iv) the Fund will submit to such special calls as the CFTC may make to require the Fund to demonstrate compliance with the provisions of CFTC Rule 4.5(c).

MANAGEMENT OF THE FUND

                                  THE ADVISER

    The Chase Manhattan Bank, N.A. (the "Adviser") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated August 4, 1992. The Adviser has delegated the full portfolio management responsibility for the day-to-day management of the Fund's portfolio to the Sub-Adviser, whose personnel, investment experience and philosophy are described on the following page. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes or procures on behalf of the Fund all services necessary for the proper conduct of the Fund's business. In addition to the foregoing, the Adviser selects, monitors and evaluates the Fund's Sub-Adviser. The primary factor in the Adviser's selection process in identifying qualified Sub-Advisers is demonstrable long-term, above average performance, as verified by independent performance measurement services. The Adviser will review the Sub-Adviser's performance records periodically, and will make changes if necessary, subject to trustee and shareholder approval. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to .65% of the Fund's average daily net assets. The Adviser may, from time to time, waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

THE SUB-ADVISER

    The Adviser has retained the "Sub-Adviser" to provide portfolio advisory services. The Sub-Adviser is Atlanta Capital Management Company ("Atlanta Capital" or the "Sub-Adviser"), an investment advisory firm in operation since 1969. The Sub-Adviser currently manages over $2.5 billion and has 25 years experience in equity management. The Sub-Adviser is registered as an investment adviser with the Securities and Exchange Commission.

    The Adviser has retained the Sub-Adviser to provide portfolio management services pursuant to a Sub-Advisory Agreement ("Agreement") dated July 26, 1993. Pursuant further to this Agreement the Adviser has agreed to pay the Sub-Adviser a monthly fee at the annual rate of .65% of the average daily net assets of the Fund less any amount of the advisory fee waived by the Adviser.

    Under the terms of the Agreement, the Sub-Adviser has discretion to purchase and sell securities for the Fund, except as limited by the Fund's investment objective, policies and restrictions. Although the Sub-Adviser's activities are subject to general oversight by the Adviser and the Fund's trustees, specific portfolio securities decisions are made by the Sub-Adviser.

    Atlanta Capital, founded in 1969, manages institutional funds for a limited number of corporate sponsors, governments and foundations. The firm was acquired in April 1990 by London-based Hill Samuel Investment Management Group Limited, but operates as an independent subsidiary. Atlanta Capital has managed the equity portion of the IEEE General Fund since January 1972.

    Frederick L. Muller is primarily responsible for the day-to-day management of the IEEE Balanced Fund. He joined Atlanta Capital in 1972 and became President and Chief Executive Officer in 1975. Mr. Muller was graduated from the University of Pennsylvania and holds an MBA from George Washington University. He is a past Chairman of the Association for Investment Management and Research, a Chartered Financial Analyst and is Series 3 registered.

IEEE

    The Sub-Adviser has entered into a Fixed Income Management Agreement with IEEE, dated as of August 30, 1993, pursuant to which IEEE will provide advice and recommendations with respect to fixed income instruments, futures contracts and options on fixed income instruments for the Fund's portfolio. In compensation for IEEE's services to the Fund, IEEE will receive from the Sub-Adviser 50% of the sub-advisory fee (after waivers, if any). IEEE is a professional organization and is registered as an investment adviser with the Commission. Michael J. Sosa, Director of Finance and Investments for IEEE for the past seven years, will be primarily responsibile for making day-to-day decisions and recommendations regarding the Fund's fixed-income investments (including futures and options thereon).

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989 (the "Administration Agreement"), The Chase Manhattan Bank, N.A. serves as administrator to the Trust. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The

Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. The Adviser and the Administrator have received the opinion of their legal counsel that they may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision and these other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company such as the Fund.


    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to it serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Shares of the Fund may be purchased through selected financial service firms such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc. at the net asset value which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced after 4:15 p.m.) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The net asset value becomes effective at the New York Stock Exchange closing time. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and share certificates will be issued only on request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds, Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers,including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.


                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
    ------------                                  --------------------------

Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
(401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and certain qualified persons are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

The minimum additional investment is $100 for all types of accounts.

                           SYSTEMATIC INVESTMENT PLAN

    A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to star this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that notaries public cannot provide signature guarantees.

                                  REDEMPTIONS

    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his Fund shares by authorizing his Shareholder Servicing Agent, Dealer or its agent, or the Transfer Agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent, or the Transfer Agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, proceeds from a redemption of shares may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule. However, in the event the Fund pays redemption proceeds in kind with securities, such securities would be selected solely by the Fund and valued consistent with the Fund's net asset value. In such event, a shareholder would probably incur a brokerage charge in selling the securities received from the Fund and there can be no assurance that the price realized by the shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption. In the event the Fund pays redemption proceeds in kind with securities, it is possible, although unlikely, that some or all of the securities received by a shareholder may be illiquid. In such event, a shareholder may be subject to restrictions upon resale of such security and the value of such security may be adversely affected.

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the Shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    REDEMPTIONS OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder if at such time the aggregate net asset value of the shares in such shareholders' account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, shares of the Fund for shares of the other Vista Mutual Funds, in accordance with the terms of the then current prospectus of the Fund being acquired. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into another Vista Fund if the account registrations are identical. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephonic transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 5 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of qualifying dividends received by the Fund from domestic corporations during the year) may qualify for the 70% dividends-received deductions for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE


    The net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.) on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.


              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders quarterly (in the months of March, June, September and December) as a dividend. The Fund's net investment income consists of the dividends and interest income earned on its portfolio, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders annually after the close of its fiscal year.

    The Fund will also make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

    The Distribution Plan provides that the Fund shall pay distribution fees (the "Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. Some payments under the Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized, of the assets maintained in the Fund by such broker-dealers' customers. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). However, the Fund is not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    The Distribution and Sub-Administration Agreement dated April 2, 1990 as amended June 1, 1990 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The Fund intends to pay its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan (see "Purchases and Redemptions of Shares-- Distribution Plan and Agreement"); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, shareholder servicing agent and dividend disbursing agent; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating its net asset value; expenses of shareholder meetings; and the advisory fee payable to the Adviser under the Investment Advisory Agreement, the administrative fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve investment advisory agreements, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each series or class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services including but not limited to: answer customer inquiries regarding account status, history, and procedures for purchasing and redeeming shares of the Fund to which the Shareholder Servicing Agent is so acting; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liason to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.


    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser and the Administrator as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

    With respect to transactions involving futures or options on futures, Chase may use an unaffiliated sub-custodian with respect to margin and collateral upon approval or ratification of the Board.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains are reinvested; annualized total rates of return will be slightly higher than period total rates of return (if the periods are shorter than one year) because of the compounding effect of the assumed reinvestment.

    The Fund may provide annualized "yield" quotations in addition to total rate of return quotations. The annualized "yield" quotations of the Fund will be based on net investment income and refer to the income generated by an investment in the Fund over a stated period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a 52-week period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. In addition, the Adviser has voluntarily agreed to waive a portion of its fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yield or total rate of return of the Fund to yields and total rates of return published for other investment companies and other investment vehicles. The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the Fund's yield or total rate of return quotations.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator, the Adviser, the Sub-Adviser and IEEE (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund.

                                                                      APPENDIX A
              DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indexes of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin". Subsequent payments to and from the broker, referred to as "variation margin", are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market".

    At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by a party is required to be paid to the exchange clearing corporation, while any profit due to a party must be delivered to it.

    Futures contracts differ from options (which are described below) in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium". The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding short position for the seller (the "writer") of the option in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    An option, whether based on a futures contract, a stock index or an equity security, becomes worthless to the holder when it expires. A position in an option may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction subject to the availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the party's profit or loss on the transaction.

                                                                      APPENDIX B

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

          DESCRIPTION OF MOODY'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST DEBT SECURITIES RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PANTONE/361U
[LOGO]

VISTA                                           IEEE
[LOGO]                                          BALANCED FUND


Vista Service Center
P.o. Box 419392
Kansas City, MO  64141-6392

=======================================         ===========================

INVESTMENT ADVISER AND ADMININSTRATOR            Prospectus
The Chase Manhattan Bank, N.A.                   and Application

Sub-Advisors
Atlanta Capital Management Company
(with the Instiute of Electrical and
Electronics Engineers, Inc.)

Distributor
Vista Broker-Dealer Services, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Kramer, Levin, Naftalis, Nessen,
Kamin & Frankel

Independent Accountants
Price Waterhouse LLP


Shareholder Servicing Agent & Custodian
The Chase Manhattan Bank, N.A.


                                                IEEE/FINANCIAL/ADVANTAGE
                                                     [LOGO]
                                                ------------------------
                                                March 1, 1996

                                   PROSPECTUS                      MARCH 1, 1996
                        VISTASM GLOBAL FIXED INCOME FUND

    VISTA GLOBAL FIXED INCOME FUND (the "Fund") seeks to provide its shareholders with a high total return, achieving such through current income and capital appreciation, through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. The Fund is a series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds"). Because the fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.


    THE FUND, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN GLOBAL FIXED INCOME PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY THE CHASE MANHATTAN BANK, N.A. ("CHASE" OR THE "ADVISER"), WITH INVESTMENT OBJECTIVES THAT ARE IDENTICAL TO THOSE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS INVESTMENT STRUCTURE, SEE "UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND INVESTMENT STRUCTURE" ON PAGE 15.



    Of course, there can be no assurance that the Fund and the Portfolio will achieve their investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund, including the fact that up to 25% of the Portfolio's assets may be invested in issuers based in developing countries. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 8.



    Chase is the Portfolio's investment adviser and the Fund's and the Portfolio's custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 18. VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUND'S DISTRIBUTOR AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILITATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares approximately eight years after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of Class B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund and Portfolio, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at:
1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary...................................................     3
Financial Highlights..............................................     4
Investment Objective and Policies.................................     5
Additional Information on Investment Policies and Techniques......     8
Variable Distribution Method......................................    17
Management........................................................    18
Purchases and Redemptions of Shares...............................    21
Tax Matters.......................................................    32
Other Information Concerning Shares of the Fund...................    34
Shareholder Servicing Agents, Transfer Agent and Custodian........    38
Yield and Performance Information.................................    40

EXPENSE SUMMARY

    The following table provides (i) a summary of estimated expenses relating to purchases and sales of Class A and Class B shares of the Fund, and the estimated aggregate annual operating expenses of the Fund and the Portfolio as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Class A or Class B shares of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities to be held by the Portfolio.

Shareholder Transaction Expenses                                                        CLASS A    CLASS B
                                                                                        -------    -------
Maximum Initial Sales Charge Imposed on Purchases (as a percentage of offering
price)*..............................................................................     4.50%      None
Maximum Sales Charge Imposed on Reinvested Dividends.................................     None       None
Exchange Fee.........................................................................     None       None
Maximum Contingent Deferred Sales Charge
 (as a percentage of redemption proceeds)+...........................................     None       5.00%


                                                                                         AS A PERCENTAGE
Annual Fund Operating Expenses                                                            OF NET ASSETS
                                                                                        ------------------
Investment Advisory Fee..............................................................      .00%       .00%
Rule 12b-1 Distribution Plan Fee++...................................................      .25%       .75%
Administration Fee...................................................................      .00%       .00%
Other Expenses (After waiver of Fees and assumption of expenses)
--Sub-administration Fee (after waiver of fees)......................................      .00%       .00%
--Shareholder Servicing Fee (after waiver of fees)...................................      .11%       .25%
--Other Operating Expenses+++........................................................     1.50%      1.50%
Total Fund Operating Expenses........................................................     1.86%      2.50%


EXAMPLE:
 You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual rate of return:

                                                                                ONE     THREE    FIVE      TEN
                                                                                YEAR    YEARS    YEARS    YEARS
                                                                                ----    -----    -----    -----
   Class A Shares(1).........................................................   $63     $101     $ 141    $ 253
   Class B Shares:
   Assuming complete redemption at end of period(2)(3).......................    77      110       156      261
   Assuming no redemption(3).................................................    25       78       133      261

------------
 * The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.




 + The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."

 ++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

+++ A shareholder may incur a $10.00 charge for certain wire redemptions.

 (1) Assumes deduction at the time of purchase of the maximum 4.50% intitial sales charge, as applicable.

 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.


    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing fee and other operating expenses expected to be incurred by the Fund and/or the Portfolio during the fiscal year after waiver of fees. Absent such waivers, the annual investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, and shareholder servicing agent fee would be 0.75%, 0.25% (0.75% for Class B Shares), 0.05%, 0.05% and 0.25%,
respectively, of the Fund's and/or Portfolio's average net assets. Absent such waivers, the Total Fund Operating Expenses would be 2.86% for Class A shares and

3.36% for Class B shares. A more complete description of the Fund's and Portfolio's expenses, including any potential fee waivers, is set forth herein on pages 18-20, 34-36 and 38-39.


    The "Example" set forth above assumes all dividends and other distributions are reinvested and that the percentages under "Annual Fund Operating Expenses," remain the same in the years shown. The "Example" should not be considered a representation of past or future expenses of the Fund and/or Portfolio; actual expenses may be greater or less than shown. The actual expenses incurred and attributable to each class of shares will depend on several factors, including the level of average net assets and the extent to which a class incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for both Class A and Class B shares for the period shown. This information is supplemented by and should be read in conjunction with financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information, set forth in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the annual report to shareholders. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.



                                                         11/1/94     11/1/93     12/31/92+    11/1/94     11/5/93++
                                                         THROUGH     THROUGH      THROUGH     THROUGH      THROUGH
                                                        10/31/95     10/31/94    10/31/93     10/31/95    10/31/94
                                                        ---------    --------    ---------    --------    ---------
                                                         CLASS A     CLASS A      CLASS A     CLASS B      CLASS B
                                                         SHARES       SHARES      SHARES       SHARES      SHARES
                                                        ---------    --------    ---------    --------    ---------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period................    $ 10.21      $10.52      $ 10.00      $10.20      $ 10.48
                                                        ---------    --------    ---------    --------    ---------
Income from investment operations:
 Net investment income (loss)*.......................      0.353       0.464         0.30       0.298        0.339
 Net realized and unrealized gain (loss) on
   investments.......................................      0.610      (0.495)        0.55       0.590       (0.382)
                                                        ---------    --------    ---------    --------    ---------
   Total from investment Operations..................      0.963      (0.031)        0.85       0.888       (0.043)
                                                        ---------    --------    ---------    --------    ---------
Less distributions:
 From net investment income..........................      0.523       0.279         0.30       0.463        0.237
 From paid in capital................................      --          --            0.03       --           --
                                                        ---------    --------    ---------    --------    ---------
   Total Distributions...............................      0.523       0.279         0.33       0.463        0.237
                                                        ---------    --------    ---------    --------    ---------
Net asset value, end of period.......................    $ 10.65      $10.21      $ 10.52      $10.63      $ 10.20
                                                        ---------    --------    ---------    --------    ---------
                                                        ---------    --------    ---------    --------    ---------
Total return (1).....................................       9.54%      (0.66%)      10.42%       8.82%       (0.51%)
                                                        ---------    --------    ---------    --------    ---------
                                                        ---------    --------    ---------    --------    ---------
RATIOS/SUPPLEMENTAL DATA:**
 Net Assets, End of Period (000 omitted)*............    $ 1,515      $1,365      $ 2,361      $  409          282
 Ratio of Expenses to Average Net Assets*............       1.86%       1.86%        1.88%       2.50%        2.50%
 Ratio of Net Investment Income to Average Net
   Assets*...........................................       4.58%       3.83%        3.29%       3.92%        3.79%
 Ratio of expenses without waivers and assumption of
   expenses to Average Net Assets*#..................       2.86%       2.86%        2.86%       3.36%        3.36%
 Ratio of net investment income without waivers and
   assumption of expenses to Average Net Assets*.....       3.58%       2.83%       (0.09%)      3.06%        2.93%


------------
 + Commencement of operations.
 ++ Commencement of offering of shares.
 * Includes the Fund's share of Portfolio income and expenses, as appropriate. ** Annualized.
(1) Total return figures do not include the effect of any front-end sales load. # Based upon the maximum statutory expense.

INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION

    The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Portfolio. The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with a high total return, i.e., current income and capital appreciation, through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

    INVESTMENT POLICIES -- The Portfolio will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its portfolio. In determining the countries and currencies in which the Portfolio will invest, the Adviser will form an opinion including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate.

    The Portfolio could have 100% of its total assets, adjusted to reflect the Portfolio's net exposure after giving effect to currency transactions and positions, denominated in U.S. dollars. It is expected that the Portfolio will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Portfolio will have both long and short currency positions, neither its net long foreign currency exposure nor its net short foreign currency exposure will exceed the value of the Portfolio's total assets. The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in dollar-denominated fixed income securities or securities of U.S. issuers.

    The Portfolio may use various techniques to shorten or lengthen the dollar weighted average duration of its Portfolio, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts and options on futures (in accordance with certain regulations of the Commodity Futures Trading Commission ("CFTC") that permit the principals of a registered investment company to engage in certain transactions without registering as commodity pool operators) and interest rate swaps. The Portfolio's ability to achieve its objective of high total return may be limited by its investment in fixed income securities, since higher returns may be available from equity securities.

    The Portfolio will employ certain active currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed income securities of U.S. issuers. Such active management techniques include transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Portfolio's net currency exposure will not exceed its total asset value. However, to the extent that the Portfolio is fully invested in fixed income securities while also maintaining currency positions, it may be exposed to greater combined risk.

    The fixed income securities in which the Portfolio may invest are as follows: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank) rated in one of the two highest rating categories by a recognized rating service such as Standard & Poor's Corporation or Moody's Investors Service, Inc. ("High Quality Rating") or, if unrated, determined by the Adviser to be of comparable credit quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of comparable credit quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion and determined by the Adviser to be of comparable credit quality to securities with a High Quality Rating; (v) commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Fitch-1 or better by Fitch Investors Service, Inc., or Duff 1 or better by Duff & Phelps, Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities with a High Quality Rating and determined by the Adviser to be of comparable credit quality to securities with a High Quality Rating; and (vi) mortgage related securities having at least one High Quality Rating, or, if unrated, determined by the Adviser to be of comparable credit quality to securities with a High Quality Rating. At least 65% of the Portfolio's total assets will be invested in fixed income securities that meet the High Quality Rating criteria described herein and will be invested in at least three countries.

    Under normal circumstances, the Portfolio will invest in securities of issuers in at least three countries, including the United States. No more than 25% of the Portfolio's total assets will be invested in securities of issuers located in a single country other than Canada, France, Germany, Japan, the United Kingdom and the United States. Investing the Portfolio's assets in securities of issuers located outside the United States will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Additional information on Investment Policies and Techniques--Non-U.S. Securities".

    The Portfolio may, for temporary defensive purposes as determined by the Adviser (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in dollar-denominated securities or securities of U.S. issuers.

    The Portfolio may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities denominated in other currency "baskets." Currency "baskets" will be of comparable quality, as determined by the Adviser, to other debt securities purchased by the Portfolio.

    Although the Portfolio generally invests in investment grade fixed income securities, up to 25% of the total assets of the Portfolio may be invested in issuers based in developing countries; such securities may not be investment grade. Investment in securities of issuers based in such countries entails certain risks which include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment and private property;
(v) currency blockage; and (vi) withholding of interest payments at the source.

    In addition to investing in non-dollar denominated securities, the Portfolio may engage in active foreign currency management techniques. The Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    The Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts as another investment strategy when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Portfolio. In addition, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. See "Additional Information on Investment Policies and Techniques--Forward Foreign Currency Exchange Contracts".

    The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by the Portfolio, if the value of the underlying currency increased.

    The Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation.

    In addition, the Portfolio may purchase call or put options on currency when it is anticipated that the currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not held by the Portfolio.

    Up to 2% of the total assets of the Portfolio may be invested in warrants to purchase debt or equity securities. See the Statement of Additional Information for a description of warrants.

    The Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    The Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act.

    The Portfolio may invest in zero coupon bonds and deferred interest bonds.

    The Portfolio may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. See "Additional Information on Investment Policies and Techniques--Repurchase Agreements".

    The Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Additional Information on Investment Policies and
Techniques--When-Issued and Delayed Delivery Securities".

    The Portfolio may not borrow money except from banks and only for temporary or short-term purposes. Temporary or short-term purposes may include: (i) short-term (i.e. no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Portfolio will not borrow for leveraging purposes. See "Investment Restrictions" in the Statement of Additional Information.

    The Portfolio may also seek to increase its income by lending portfolio securities, provided that the value of the securities loaned would not exceed 30% of the value of the total assets of the Portfolio.

    Shareholder approval is not required to change any of the investment policies described above or in "Additional Information on Investment Policies and Techniques". However, in the event of a change in the Fund's or Portfolio's investment objectives, shareholders will be given at least 30 days prior written notice.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

HOW THE PORTFOLIO INVESTS ITS ASSETS

    The Portfolio expects to achieve its investment objective by investing in a portfolio of debt securities denominated either in the U.S. Dollar or in a range of foreign currencies. Accordingly, the Portfolio will seek investment opportunities in foreign, as well as domestic, securities markets. The Portfolio normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies.

    The Fund's price and yield will change with market conditions. The Fund's net asset value will generally rise and fall, in an inverse relationship, in response to changes in interest rates.

    The Portfolio's Adviser will actively manage the Portfolio's investment portfolio in accordance with a global investment strategy, allocating the Portfolio's investments among securities denominated either in the U.S. Dollar or in the currencies of a number of foreign countries and supranational entities. The Adviser may adjust the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the current and anticipated relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends are some of the principal factors which may be considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security, industry sector, country or currency within the Portfolio's investment portfolio. The Portfolio will neither invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar, British Pound Sterling, Canadian Dollar, French Franc, German Mark and Japanese Yen, nor invest more than 25% of its net assets in debt securities issued by a single foreign government or supranational organization.

    The Portfolio invests in fixed income securities of issuers located in and denominated in the currencies of various countries. In addition to the U.S. Dollar, such countries' currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, French Franc, German Mark, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated. The Portfolio will, under normal market conditions, invest in the securities of issuers in at least three countries, one of which may be the United States. Country selection will vary over time based on several factors, including economic factors which may affect a particular country or region of the world and anticipated currency price movements for specific countries.

U.S. GOVERNMENT SECURITIES

    U.S. Government Securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government Securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government.

    Certain U.S. Government Securities purchased by the Portfolio, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by Federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC").

MORTGAGE-BACKED SECURITIES

    The Portfolio may purchase mortgage-backed securities which are securities which represent an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool may be insured by GNMA or the Federal Housing Administration or guaranteed by FNMA, FHLMC or the Veterans Administration. Mortgage-backed securities provide investors such as the Portfolio with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual yield of a mortgage-backed security may be affected by the prepayment of mortgages included in the mortgage pool underlying the security. Principal which is so prepaid will be invested, although possibly at a lower rate. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

    The Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed loans, such as automobile and credit card loans. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams. CMOs are not necessarily guaranteed and should the CMO collateral prove insufficient to meet payments, holders may sustain a loss. The Portfolio invests in CMOs rated AA or higher by Moody's or Aa or higher by S&P or which, if unrated, are determined by the Adviser pursuant to criteria established by the Board of Trustees of the Portfolio to be of comparable quality. The Moody's and the S&P ratings described above describe the creditworthiness of the issuers of the securities within the CMO and does not reflect the measure of any market risk associated with investing in CMOs.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal because of the sequential payments.

    REMICs, which were authorized under the Tax Reform Act of 1986, include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Portfolio will invest in privately issued REMICs only if they meet the quality criteria described above for CMOs.

ZERO COUPON AND STRIPPED GOVERNMENT OBLIGATIONS

    The Portfolio may invest in zero coupon bonds, deferred interest bonds, and U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated or stripped. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. Stripped obligations are created when the holder of U.S. Treasury bonds or notes, typically a custodian bank or investment brokerage firm, strips their unmatured interest coupons and resells each component separately. Stripped interest coupons have been marketed in custodial receipt programs under such names as "TIGRS" and "CATS." The underlying bonds and notes are sold and either held in book-entry form at a Federal Reserve Bank or, in the case of bearer securities, in trust on behalf of the owners thereof.

NON-U.S. SECURITIES

    Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    The Portfolio may invest up to 25% of its total assets in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

INDEXED INVESTMENTS

    The Portfolio may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. While such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive current return. The Portfolio will purchase such indexed investments for hedging purposes only, not for speculation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that, to avoid leveraging the Portfolio, the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivative or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Portfolio -- the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. The Portfolio might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objectives and policies of the Portfolio, and as described more fully in the Fund's Statements of Additional Information, the Portfolio may:



        . purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . employ forward currency and interest-rate contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:

        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.



        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day, once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.



        . In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.



        . In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.


INTEREST RATE AND CURRENCY SWAPS

    The Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate or currency swap positions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues until delivery and payment take place. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities, which have the effect of borrowing, will be made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations will be met from maturities or sales of securities and/or from cash flow.

CERTAIN INVESTMENT POLICIES

    The Portfolio will not invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's net assets (taken at market value) would be invested in such securities. The Portfolio reserves the right to increase this limit to 15% if and when certain state securities regulators acquiesce in such higher limit recently adopted by the Securities and Exchange Commission. For this purpose, illiquid securities include (a) private placements other than Rule 144A securities (Rule 144A securities may not, however, be as liquid as similar securities registered under the Securities Act of 1933 if, for example, qualified Rule 144A purchasers are not interested in purchasing particular Rule 144A securities from the Portfolio), (b) other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (c) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, except with respect to such transactions entered into with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, and (d) repurchase agreements not terminable within seven days. See "Repurchase Agreements" below.

SECURITIES LENDING

    The Portfolio may seek to increase its income by lending securities held by it. Securities loans may be made to banks, broker-dealers and other recognized institutional borrowers of securities and are required to be secured continuously by collateral consisting of cash, U.S. Government securities and high quality debt obligations or an irrevocable letter of credit in favor of the Portfolio, each to be maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned by the Portfolio will not exceed 30% of the value of the Portfolio's total assets at the time any loan is made.

REPURCHASE AGREEMENTS

    The Portfolio may enter into "repurchase agreements" pertaining to debt securities with domestic banks or broker-dealers ("counterparties"). There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements, which are considered to be loans by the Securities and Exchange Commission. A repurchase agreement arises when a buyer such as the Portfolio purchases a security and simultaneously agrees to resell it to the counterparty at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. In the event a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for the Portfolio's benefit. The Portfolio's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Portfolio's Adviser monitors the creditworthiness of the counterparties with which the Portfolio enters into repurchase agreement transactions.

PORTFOLIO TURNOVER

    The Adviser is unable to predict what the annual portfolio turnover rate of the Portfolio will be, but anticipates that it will not exceed 350%. A rate of 350% would be considered to be rather high and may involve additional costs.

INVESTMENT RESTRICTIONS

    The Portfolio is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940. See "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    It is not intended that the assets of the Portfolio will be invested in securities for the purpose of short-term profits. However, the Portfolio will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions-- Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND INVESTMENT STRUCTURE

    Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objective as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio.

    State securities regulations generally do not permit the same individuals who are disinterested Trustees of the Fund to be Trustees of the Portfolio absent the adoption of written procedures by a majority of the Disinterested Trustees of the Fund reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Trustees of the Fund, including a majority of the Disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    There are several domestic investment companies that invest all of their assets in the Portfolio, as does the Fund, and that are sold primarily to foreign investors. The Fund perceives no adverse effect to the Fund or its shareholders as a result of such companies' investment in the Portfolio because such companies are regulated by U.S. securities law, their investment in the Portfolio is small as compared to the aggregate investment in the Portfolio, and their shareholder base is diverse.

    Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other Funds by writing the Vista Service Center.

    For more information, see "Management," "Other Information Concerning Shares of the Fund," "Shareholder Servicing Agents, Transfer Agent and Custodian" and "Additional Information on Investment Policies and Techniques."

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                       CONTINGENT
                      INITIAL           DEFERRED        DISTRIBUTION         OTHER
                    SALES CHARGE      SALES CHARGE    AND SERVICE FEES    INFORMATION
                  ----------------  ----------------  ----------------  ----------------
Class A.........  Maximum of 4.50%  None              Distribution Fee  Initial Sales
                  of public                           of 0.25%;         Charge reduced
                  offering price                      Service Fee of    in certain
                                                      0.25%             circumstances
Class B.........  None              Maximum           Distribution Fee  Shares convert
                                    contingent        of 0.75%;         to Class A
                                    deferred sales    Service Fee of    shares, and thus
                                    charge of 5% of   0.25%             pay lower
                                    redemption                          distribution
                                    proceeds                            fees, in the
                                    declines to 0%                      eighth year
                                    after 6 years                       after issuance

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES -- Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchases $250,000 or more of the Fund shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES -- As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES -- Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT

    The Fund does not have an investment adviser because the Trust seeks to achieve the investment objectives of the Fund by investing all of the investable assets of the Fund in the Portfolio. The Portfolio's investment adviser is Chase which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong.

                                  THE ADVISER


    The Adviser manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated December 21, 1992 and, subject to such policies as the Board of Trustees of the Portfolio may determine, makes investment decisions for the Portfolio. Madis Senner, Vice President of the Adviser, is responsible for the day-to-day management of the Portfolio. Mr. Senner, who has managed the Portfolio since its inception on December 31, 1992, also manages offshore funds and helps set the allocation of the Chase Private Bank's global assets. Prior to joining Chase, Mr. Senner was president of Sunray Securities, Inc., a money-management firm he founded in 1989. From 1986 to 1989, Mr. Senner was global bond portfolio manager and head of trading for Clemente Capital, Inc. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.75% of the Portfolio's average daily net assets. The combined fees paid to the Adviser or an affiliate thereof are higher than the fees paid by many other investment companies; however, the Board of Trustees believes that these fees are comparable to those of other investment companies with similar investment objectives. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.


    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Portfolio's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Portfolio. The Adviser has informed the Portfolio that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund and the Portfolio as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATORS


    Pursuant to an Administration Agreement, Chase serves as administrator of the Fund and the Portfolio and Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreements.


    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.



    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and Custodian to the Portfolio and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund and/or Portfolio.



    Industry practice and reglatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.



    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory or administrative services for the Fund and/or the Portfolio. If that occurred, the Fund's or the Portfolio's Board of Trustees promptly would seek to obtain the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund and the Portfolio believe that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to their operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares approximately eight years after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and

Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
(401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
------------------------------------------   --------    --------    ----------
Less than $100,000........................     4.50        4.71         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           0.75
$2,500,000 to $9,999,999..................     --          --           0.50
$10,000,000 to $49,999,999................     --          --           0.25
$50,000,000 and over......................     --          --           0.15



    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from it own resources and/or the Distribution Plan.



    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.


    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

    a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

    b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

    c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

    a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

    b) Any qualified retirement plan with 250 or more participants.

    c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS


    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A

Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.



    Investors may incur a fee if they effect transactions through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    Purchases of Class A shares of the Fund may be made with no initial sales charge (a) through a registered investment adviser who has registered with the SEC or appropriate state authorities and who (i) clears such Fund share transaction through a broker/dealer, bank or trust company, (each of which may impose transaction fees with respect to such transaction), or (ii) purchases Class A shares for its own account, or an account for which the investment adviser is authorized to make investment decisions, or (b) on accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary with investment discretion with respect to such accounts, provided that appropriate notification of such fiduciary relationship is reported at the time of investment to the Fund, the Distributor, or the Transfer Agent.

    The Fund reserves the right to cease offering Class A shares for sale at any time or to reject any order for the purchase of Class A shares and to cease offering any services provided by a Shareholder Servicing Agent.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if a fund has only one class, shares of such fund), including shares of any Vista money market Fund acquired by exchange, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF NET
                      REDEMPTION DURING         ASSET VALUE AT REDEMPTION
-------------------------------------------   -----------------------------
1st Year Since Purchase....................                5%
2nd Year Since Purchase....................                4%
3rd Year Since Purchase....................                3%
4th Year Since Purchase....................                3%
5th Year Since Purchase....................                2%
6th Year Since Purchase....................                1%
7th Year Since Purchase....................                0%


Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.


    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 30; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 30.


    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent, subject to any applicable contingent deferred sales charges for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS AT LESS THAN $500. The Fund may redeem the shares of any class of shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds which has a similar class of shares, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A or Class B shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asseet value. This exchange will not initially be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal income or excise taxes.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but such distributions will not qualify for the 70% dividends-received deduction due to the fact that the Portfolio does not intend to invest in stock of domestic issuers. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.), on each Fund Business Day, by deducting the amount of the Fund's liabilities, including expenses payable or accrued, from the value of its assets (i.e., the value of its investment in the Portfolio and other assets) and dividing the difference by the number of its shares outstanding. Values of securities held by the Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Each month dividends substantially equal to all of the net investment income of the Fund will be distributed to its shareholders. The net investment income consists of all income accrued on the assets of the Fund (i.e., the Fund's pro rata share of the net investment income of the Portfolio), less expenses. The Fund will distribute its net realized capital gains, if any, to its shareholders annually after the close of its fiscal year. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


    The Fund will also make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees of the Trust have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at annual rates not to exceed 0.25% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.25% annualized of the average net asset value of the Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of the 0.75% limitation on the daily compensation paid to the Distributor during a fiscal year, a large portion of the commissions attributable to sales of Class B shares will be accrued and paid by the Fund to the Distributor in fiscal years subsequent to the year in which the Class B shares are sold. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution and Sub-Administration Agreement (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The respective expenses of the Trust and the Portfolio include the compensation of their respective Trustees; registration fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, the Portfolio and shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

    Expenses of the Portfolio also include all fees under the Portfolio's Administration Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more of the assets of the Fund may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class, including Class A and Class B, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B each series or class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A or Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.



    The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.


    Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of all shareholders and will cast its vote as instructed by Fund shareholders. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level. In certain instances (e.g., a change in fundamental investment policies or restrictions by the Portfolio which was not approved by the Fund's shareholders), this could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Trust.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for trading. At 4:00 p.m., Eastern time, on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of 4:00 p.m. Eastern time, on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the investor's investment in the Portfolio effected as of 4:00 p.m., Eastern time, on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., Eastern time, on the following day the New York Stock Exchange is open for trading.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS


    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.



    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liason to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund and/or Portfolio for which it may receive compensation.


    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A and Class B Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund and the Portfolio. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust or the Portfolio and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to Custodian Agreements, Chase acts as the custodian of the assets of the Fund, i.e., cash and securities representing the Fund's interest in the Portfolio, and as the custodian of the Portfolio's assets, for which Chase receives such compensation as is from time to time agreed upon by the Trust or the Portfolio and Chase. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for Portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Custodian does not determine the investment policies of the Portfolio or decide which securities will be bought or sold on behalf of the Portfolio or otherwise have access to or share material inside information with the internal division that performs advisory services for the Portfolio.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-and ten- year periods will be shown, unless the class has been in existence for a shorter period.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for the classes of shares of the Fund.

    The Fund will generally include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                              -------------------

    THE STATEMENT OF ADDITIONAL INFORMATION contains more detailed information about the Fund and the Portfolio, including information related to (i) the investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, investment adviser (if any) and administrator of the Trust and the Portfolio, (iii) portfolio transactions and brokerage commissions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate total rate of return and (vi) the determination of the net asset value of shares of the Fund.

                                                                   MARCH 1, 1996

                                   PROSPECTUS
                       VISTA(SM) INTERNATIONAL EQUITY FUND

    VISTA INTERNATIONAL EQUITY FUND (the "Fund") seeks to provide its shareholders with a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States and companies participating in foreign economies with prospects for growth. The Fund is a series of Mutual Fund Group (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.


    THE FUND, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN INTERNATIONAL EQUITY PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY THE CHASE MANHATTAN BANK, N.A. ("CHASE" OR THE "ADVISER"), WITH INVESTMENT OBJECTIVES THAT ARE IDENTICAL TO THOSE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE INVESTMENT STRUCTURE, SEE "UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND INVESTMENT STRUCTURE" ON PAGE 12.



    Of course, there can be no assurance that the Fund and the Portfolio will achieve their investment objectives. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.



    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the Portfolio's investment adviser and the Fund's and the Portfolio's custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 14. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares approximately eight years after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund and Portfolio, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor or the Fund.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund or your account, simply call the Vista Service Center toll-free at 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary......................................................     3
Financial Highlights.................................................     4
Investment Objective and Policies....................................     5
Additional Information on Investment Policies and Techniques.........     6
Variable Distribution Method.........................................    13
Management...........................................................    14
Purchases and Redemptions of Shares..................................    16
Tax Matters..........................................................    27
Other Information Concerning Shares of the Fund......................    28
Shareholder Servicing Agents, Transfer Agent and Custodian...........    32
Yield and Performance Information....................................    34

EXPENSE SUMMARY

    The following table provides (i) a summary of estimated expenses relating to purchases and sales of Class A and Class B shares of the Fund, and the estimated aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Class A or Class B shares of the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES TO BE HELD BY THE PORTFOLIO.

SHAREHOLDER TRANSACTION EXPENSES                                               CLASS A    CLASS B
--------------------------------                                               -------    -------
Maximum Initial Sales Charge Imposed on Purchases (as a percentage of
offering price)*............................................................     4.75%      None
Maximum Sales Charge Imposed on Reinvested Dividends........................     None       None
Exchange Fee................................................................     None       None
Maximum Contingent Deferred Sales Charge (as a percentage of redemption
proceeds)+..................................................................     None       5.00%


ANNUAL FUND OPERATING EXPENSES
------------------------------
 (AS A PERCENTAGE OF NET ASSETS)
Investment Advisory Fee (After waiver of fees)..............................      .00%       .00%
Rule 12b-1 Distribution Plan Fee++..........................................      .25%       .75%
Administrative Fee (After waiver of fees)...................................      .00%       .00%
Other Expenses
--Sub-administrative Fee (After waiver of fees).............................      .05%       .05%
--Shareholder Servicing Fee.................................................      .25%       .25%
--Other Operating Expenses+++...............................................     1.45%      1.45%
                                                                               -------    -------
Total Fund Operating Expenses...............................................     2.00%      2.50%
                                                                               -------    -------
                                                                               -------    -------


                                                                      ONE     THREE    FIVE      TEN
EXAMPLE:                                                              YEAR    YEARS    YEARS    YEARS
-------------------------------------------------------------------   ----    -----    -----    -----
  You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual rate of return:
    Class A Shares (1).............................................   $67     $107     $ 150    $ 269
    Class B Shares:
      Assuming complete redemption at end of period(2)(3)..........    77      110       156      266
      Assuming no redemption(3)....................................    25       78       133      266

------------
   * The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.


  + The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
 ++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
 +++ A shareholder may incur a $10.00 charge for certain wire redemptions.
 (1) Assumes deduction at the time of purchase of the maximum 4.75% initial sales charge, as applicable.
 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the eighth year.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing fee and other operating expenses incurred by the Fund and/or Portfolio during the fiscal year after waiver of fees. Absent such waivers, the annual investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, and shareholder servicing agent fee would be 1.00%, 0.25% (0.75% for Class B shares), 0.10%, 0.05% and 0.25%, respectively, of the Fund's and/or Portfolio's average net assets. Absent such waivers, the Total Fund

Operating Expenses would be 2.65% for Class A shares and 3.15% for Class B shares. A more complete description of the Fund's and Portfolio's expenses, including any potential fee waivers, is set forth herein on pages 14-16, 29-30 and 32-34.


    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND AND/OR PORTFOLIO; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THESE SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for both Class A and Class B shares for the periods shown. This information is supplemented by and should be read in conjunction with financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the annual report to shareholders. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.



                                               YEAR        YEAR      12/31/92+      YEAR      11/4/93++
                                              ENDED       ENDED       THROUGH      ENDED       THROUGH
                                             10/31/95    10/31/94    10/31/93     10/31/95     10/31/94
                                             --------    --------    ---------    --------    ----------
                                             CLASS A     CLASS A      CLASS A     CLASS B      CLASS B
                                              SHARES      SHARES      SHARES       SHARES       SHARES
                                             --------    --------    ---------    --------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period.....   $ 12.31     $  11.82    $  10.00     $ 12.23      $  11.69
                                             --------    --------    ---------    --------    ----------
Income from investment operations:
 Net investment income (loss)*............     0.039       (0.022)      (0.01 )    (0.026 )      (0.053)
 Net realized and unrealized gain on
investments...............................    (0.190 )      0.566        1.83      (0.180 )       0.647
                                             --------    --------    ---------    --------    ----------
   Total from Investment Operations.......    (0.151 )      0.544        1.82      (0.206 )       0.594
                                             --------    --------    ---------    --------    ----------
Less distributions:
 From net investment income...............     0.137        0.054       --          0.137         0.054
                                             --------    --------    ---------    --------    ----------
   Total Distributions....................     0.137        0.054       --          0.137         0.054
                                             --------    --------    ---------    --------    ----------
 Net asset value, end of period...........   $ 12.02     $  12.31    $  11.82     $ 11.89      $  12.23
                                             --------    --------    ---------    --------    ----------
 Total return (1).........................     (1.19%)       4.61%      22.23%      (1.61%)        5.09%

RATIOS/SUPPLEMENTAL DATA**
 Net assets, end of period (in 000's).....   $26,287     $ 37,926    $ 14,290     $ 6,759      $  7,182
 Ratio of Expenses to Average Net
Assets*...................................      2.01%        2.00%       2.13%       2.50%         2.50%
 Ratio of Net Investment Income to Average
 Net Assets*..............................     (0.10 %)     (0.27)%     (0.14 )%    (0.53 %)      (0.94)%
 Ratio of expenses without waivers and
   assumption of expenses to Average Net
Assets*#..................................      2.86%        2.46%       2.86%       3.36%         3.36%
 Ratio of net investment income without
   waivers and assumption of expenses to
   Average Net Assets*....................     (0.96 %)     (0.73)%     (2.11 )%    (1.40 %)      (1.80)%


------------
 + Commencement of operations.
 ++ Commencement of offering of shares.

 ** Includes the Fund's share of Portfolio income and expenses, as appropriate.

 * Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end sales load.

 # Not to exceed the maximum statutory expense ratio.

INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION

    The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Portfolio. The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States, foreign companies or foreign subsidiaries of U.S. companies participating in foreign economies with prospects for growth. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

    INVESTMENT POLICIES -- The Portfolio will invest its assets primarily in common stocks of established non-United States companies which have potential for growth of capital or income or both. However, there will be no requirement that the Portfolio invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers (Euro-dollar securities), warrants, obligations of the United States or foreign governments and their political subdivisions, securities purchased directly or in the form of sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing common stock of foreign issuers, and various derivative securities of such securities. At least 65% of the Portfolio's assets will be invested in equity securities, i.e., common stocks and securities convertible into common stocks.

    The Portfolio may establish and maintain temporary cash balances for defensive purposes or to enable it to take advantage of buying opportunities. The Portfolio's temporary cash balances may be invested in United States, as well as foreign, short-term, high quality money market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements meeting the quality standards described under "Additional Information on Investment Policies and Techniques--High Quality Debt Securities."

    The Portfolio will seek to diversify investments broadly among issuers in various countries and normally to have represented in the Portfolio business activities of not less than three different countries other than the United States. The Portfolio may invest all or a substantial portion of its assets in one or more of such countries.

    The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. The Portfolio will not speculate in forward contracts and, therefore, will not be subject to the risks frequently associated with the speculative use of such transactions. The Portfolio may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held by the Portfolio denominated or quoted in that particular foreign currency. In addition, the Portfolio may enter into forward contracts in order to protect against adverse changes in future foreign currency exchange rates. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies.

    The Portfolio may seek to increase income by lending Portfolio securities and the value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

    The Portfolio intends to invest in companies based in (or governments of or within) the Far East (Japan, Hong Kong, Singapore and Malaysia), Western Europe (United Kingdom, Germany, Netherlands, France, Switzerland), Australia, Canada and such other areas and countries as the Adviser may determine from time to time. However, investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. In view of the planned integration of Hong Kong into China after 1997, there may be special risks of investing in Hong Kong issuers. However, the planned integration also calls for Hong Kong's capitalist system to remain intact for an additional 50 years after 1997.

    Investment in securities of issuers based in developing countries entails certain risks which include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment and private property; (v) currency blockage; and (vi) withholding of dividends at the source.

    The Portfolio may enter into repurchase agreements, which are instruments through which the Portfolio purchases a security from a bank or well established securities dealer, with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities will be limited to those which would otherwise qualify for investment by the Portfolio. See "Additional Information on Investment Policies and Techniques--Repurchase Agreements".

    Shareholder approval is not required to change any of the investment policies described above or in "Additional Information on Investment Policies and Techniques". However, in the event of a change in the Fund's or Portfolio's investment objectives, shareholders will be given at least 30 days' prior written notice.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

HOW THE PORTFOLIO INVESTS ITS ASSETS

    The Portfolio expects to achieve its investment objective by investing at least 65% of its net assets in equity securities throughout the world. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants to purchase common stocks.

    The Portfolio seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Portfolio further attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors.

    The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. The Portfolio may invest up to 10% of its net assets in securities for which no readily available market exists. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies will be limited to 10% of assets and is also limited in amount by the Investment Company Act of 1940, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

    The Portfolio may, for defensive purposes and in periods in which it is felt that investment returns may be greater or volatility may be less, invest less than 65% of its net assets in equity securities by increasing the level of its investments in non-equity securities which may include debt instruments issued in various currencies by companies, governments and supranational entities located throughout the world. Additionally, the Portfolio may enter into hedging transactions involving the use of stock index futures, interest rate and currency futures along with related options, forward foreign currency exchange contracts, currency options, and indexed commercial paper.

    The Portfolio's Adviser will actively manage the Portfolio's investment portfolio in accordance with a global investment strategy, allocating the Portfolio's investments among securities denominated either in the U.S. Dollar or in the currencies of a number of foreign countries and supranational entities. The Adviser may adjust the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the current and anticipated relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends are some of the principal factors which may be considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security, industry sector, country or currency within the Portfolio's investment portfolio. The Portfolio will neither invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar, nor invest more than 25% of its net assets in debt securities issued by a single foreign government or supranational organization.

    The Portfolio invests in securities of issuers located in and denominated in the currencies of various countries. In addition to the U.S. Dollar, such countries' currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, French Franc, German Mark, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated. Country selection will vary over time based on several factors, including economic factors which may affect a particular country or region of the world and anticipated currency price movements for specific countries.

HIGH QUALITY DEBT SECURITIES

    The Portfolio seeks to minimize investment risk by limiting its portfolio investments in debt securities to high quality debt securities. Accordingly, that portion of the Portfolio's investment in debt securities consists only of:
(i) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certificates of deposit and bankers acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A1 or A2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff and Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's or determined by the Adviser to be of high quality.

U.S. GOVERNMENT SECURITIES

    U.S. Government Securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government Securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government.

    Certain U.S. Government Securities purchased by the Portfolio, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by Federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

NON-U.S. SECURITIES

    Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    The Portfolio may invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Portfolio's Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated securities.

    The Portfolio may invest in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    The Portfolio may invest its assets in securities of foreign issuers in the form of sponsored ADRs, EDRs, or other similar securities representing securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

INDEXED INVESTMENTS

    The Portfolio may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. While such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive current return. The Portfolio will purchase such indexed investments for hedging purposes only, not for speculation.

    The Portfolio may invest in instruments which are indexed to securities indexes, such as the Standard & Poor's 500 Composite Stock Price Index, or to foreign securities markets or exchanges, and may purchase and sell options on such instruments. Such instruments are designed to track closely the underlying index or securities market and to be traded like shares of common stocks.

FUTURES AND OPTIONS TRANSACTIONS


    The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that, to avoid leveraging the Portfolio, the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.



    The value of some derivative or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Portfolio--the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. THE PORTFOLIO MIGHT NOT EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.



    To the extent permitted by the investment objectives and policies of the Portfolio, and as described more fully in the Fund's Statement of Additional Information, the Portfolio may:



        - purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . employ forward currency and interest-rate contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.

RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE PORTFOLIO ASSETS BEING HEDGED. Incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.



        . HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.



        . STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO THE FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN THE PORTFOLIO SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.



        . IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS, FORWARD CONTRACTS, FOREIGN EXCHANGES OR FOREIGN BOARDS OF TRADE, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, the Fund may experience a loss.



        . IN TRANSACTIONS INVOLVING CURRENCIES, THE VALUE OF THE CURRENCY UNDERLYING AN INSTRUMENT MAY FLUCTUATE DUE TO MANY FACTORS, INCLUDING ECONOMIC CONDITIONS, INTEREST RATES, GOVERNMENTAL POLICIES AND MARKET FORCES.


CERTAIN INVESTMENT POLICIES

    The Portfolio will not invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's net assets (taken at market value) would be invested in such securities. The Portfolio reserves the right to increase this limit to 15% if and when certain state securities regulators acquiesce in such higher limit recently adopted by the Securities and Exchange Commission. For this purpose, illiquid securities include (a) private placements other than Rule 144A securities (Rule 144A securities may not, however, be as liquid as similar securities registered under the Securities Act of 1933 if, for example, qualified Rule 144A purchasers are not interested in purchasing particular Rule 144A securities from the Portfolio), (b) other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (c) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, except with respect to such transactions entered into with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, and (d) repurchase agreements not terminable within seven days. See "Repurchase Agreements" below.

SECURITIES LENDING

    The Portfolio may seek to increase its income by lending securities held by it. Securities loans may be made to banks, broker-dealers and other recognized institutional borrowers of securities and are required to be secured continuously by collateral consisting of cash, U.S. Government securities and high quality debt obligations or an irrevocable letter of credit in favor of the Portfolio, each to be maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned by the Portfolio will not exceed 30% of the value of the Portfolio's total assets at the time any loan is made.

REPURCHASE AGREEMENTS

    The Portfolio may enter into "repurchase agreements" pertaining to debt securities with domestic banks or broker-dealers ("counterparties"). There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. A repurchase agreement arises when a buyer such as the Portfolio purchases a security and simultaneously agrees to resell it to the counterparty at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. In the event a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for the Portfolio's benefit. The Portfolio's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Portfolio's Adviser monitors the creditworthiness of the counterparties with which the Portfolio enters into repurchase agreement transactions.

PORTFOLIO TURNOVER

    The Adviser is unable to predict what the annual portfolio turnover rate of the Portfolio will be, but anticipates that it will not exceed 150%.

INVESTMENT RESTRICTIONS

    The Portfolio is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940. See "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    It is not intended that the assets of the Portfolio will be invested in securities for the purpose of short-term profits. However, the Portfolio will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--

Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND INVESTMENT STRUCTURE

    Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio.

    State securities regulations generally do not permit the same individuals who are disinterested Trustees of the Fund to be Trustees of the Portfolio absent the adoption of written procedures by a majority of the Disinterested Trustees of the Fund reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Trustees of the Fund, including a majority of the Disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    There are several domestic investment companies that invest all of their assets in the Portfolio, as does the Fund, and that are sold primarily to foreign investors. The Fund perceives no adverse effect to the Fund or its shareholders as a result of such companies' investment in the Portfolio because such companies are regulated by U.S. securities law, their investment in the Portfolio is small as compared to the aggregate investment in the Portfolio, and their shareholder base is diverse.

    Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other Funds by writing the Vista Service Center.

    For more information, see "Management," "Other Information Concerning Shares of the Fund," "Shareholder Servicing Agents, Transfer Agent and Custodian" and "Additional Information on Investment Policies and Techniques."

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                   CONTINGENT
               INITIAL SALES     DEFERRED SALES    DISTRIBUTION AND
                  CHARGE             CHARGE          SERVICE FEES     OTHER INFORMATION
             -----------------  -----------------  -----------------  -----------------
Class A....  Maximum of 4.75%   None               Distribution Fee   Initial Sales
             of public                             of 0.25%; Service  Charge reduced in
             offering price                        Fee of 0.25%       certain
                                                                      circumstances
Class B....  None               Maximum            Distribution Fee   Shares convert to
                                contingent         of 0.75%; Service  Class A shares,
                                deferred sales     Fee of 0.25%       and thus pay
                                charge of 5% of                       lower
                                redemption                            distribution
                                proceeds declines                     fees, in the
                                to 0% after 6                         eighth year after
                                years                                 issuance

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES -- Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.75% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES -- As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES -- Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT

    The Fund does not have an investment adviser because the Trust seeks to achieve the investment objectives of the Fund by investing all of the investable assets of the Fund in the Portfolio. The Portfolio's investment adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong. The Chase Manhattan Trust Corporation Limited serves as administrator to the Portfolio.

                                  THE ADVISER


    The Adviser manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated and, subject to such policies as the Board of Trustees of the Portfolio may determine, makes investment decisions for the Portfolio. Joe DeSantis, Vice President of the Adviser, is responsible for the day-to-day management of the Portfolio, and has managed the Portfolio since its inception on December 31, 1992. Mr. DeSantis joined Chase in 1990 with responsibility for research and compilation of international equity recommendations, among other things. Mr. DeSantis was formerly a director at Strategic Research International, Inc., and Institutional Research Services, Carl Marks & Company; a founding partner and director of Strategic Research International, Inc.; and a credit analyst at Moody's Investors Services, Municipal Research Department.


    For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 1.00% of the Portfolio's average daily net assets. The combined fees paid to the Adviser or an affiliate thereof are higher than the fees paid by most other investment companies; however, the Board of Trustees believes that these fees are comparable to those of other investment companies with similar investment objectives. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the

Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Portfolio's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Portfolio. The Adviser has informed the Portfolio that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund and the Portfolio as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.


THE ADMINISTRATOR


    Pursuant to an Administration Agreement, Chase serves as administrator of the Fund and the Portfolio. Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreements.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.


    Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company



    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefor, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and Custodian to the Portfolio and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund and/or Portfolio.



    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.


    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory or administrative services for the Fund and/or the Portfolio. If that occurred, the Fund's or the Portfolio's Board of Trustees promptly would seek to obtain the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund and the Portfolio believe that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to their operations.


    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.


    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                  MINIMUM INITIAL INVESTMENT
    ------------                                  --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
(401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a singed letter with SIGNATURE GUARANTEE to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:


                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
-------------------                          --------    --------    ----------
Less than $100,000........................     4.75        4.99         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           1.00
$2,500,000 to $9,999,999..................     --          --           0.75
$10,000,000 to $49,999,999................     --          --           0.50
$50,000,000 and over......................     --          --           0.20



    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.


    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.


                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990
    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS
    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

    a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

    b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

    c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS
    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

    a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

    b) Any qualified retirement plan with 250 or more participants.

    c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS

    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.



    Investors may incur a fee if they effect transactions through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY
    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

    The Fund reserves the right to cease offering Class A shares for sale at any time or to reject any order for the purchase of Class A shares and to cease offering any services provided by a Shareholder Servicing Agent.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if a fund has only one class, shares of such fund), including shares of any Vista money market Fund acquired by exchange, during a 13-month period. The sales charge is based on the total amount invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:


                                       CONTINGENT DEFERRED SALES
                                     CHARGE AS A PERCENTAGE OF NET
REDEMPTION DURING                       ASSET VALUE AT REDEMPTION
-----------------------------------   -----------------------------
1st Year Since Purchase............                5%
2nd Year Since Purchase............                4%
3rd Year Since Purchase............                3%
4th Year Since Purchase............                3%
5th Year Since Purchase............                2%
6th Year Since Purchase............                1%
7th Year Since Purchase............                0%

Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.


    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as discussed on page 24; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 24.


    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholder may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent, subject to any applicable contingent deferred sales charges for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal Funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS AT LESS THAN $500. The Fund may redeem the shares of any class of shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A or Class B shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista Money Market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange-transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the administrators, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follows instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal income or excise taxes.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. Because the Portfolio intends to invest all of its assets in stock of foreign issuers, no portion of the ordinary income dividends paid by the Fund is anticipated to qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualifies for the dividends-received deduction for corporations) and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of a class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund Business Day, by dividing the net assets attributable to that class by the number of its shares outstanding in that class. Values of securities held by the Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares, however these net asset values will tend to converge immediately after the payment of dividends.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Substantially all of the net investment income of the Fund is paid to its shareholders semi-annually (in the months of June and December) as a dividend. The net investment income consists of all income accrued on the assets of the Fund (i.e., the Fund's pro rata share of the net investment income of the Portfolio), less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders annually after the close of its fiscal year. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    The Fund will also make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees of the Trust have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distibutor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.25% annualized of the average net asset value of the Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of 0.75% limitation on the daily compensation paid to the Distributor during a fiscal year, a large portion of the commissions attributable to sales of Class B shares will be accrued and paid by the Fund to the Distributor in fiscal years subsequent to the year in which the Class B shares are sold. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commission paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution and Sub-Administration Agreement (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The respective expenses of the Trust and the Portfolio include the compensation of their respective Trustees; registration fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, the Portfolio and shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

    Expenses of the Portfolio also include all fees under the Portfolio's Administration Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more of the assets of the Fund may be invested in the obligations of any single issuer, which may make the value of the shares in a Fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class, including Class A and Class B, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A or Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.


    The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

    Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of all Fund shareholders and will cast its vote as instructed by Fund shareholders. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level. In certain instances (e.g., a change in fundamental investment policies or restrictions by the Portfolio which was not approved by the Fund's shareholders), this could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Trust.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for trading. At 4:00 p.m., Eastern time, on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of 4:00 p.m. Eastern time, on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the investor's investment in the Portfolio effected as of 4:00 p.m., Eastern time, on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., Eastern time, on the following day the New York Stock Exchange is open for trading.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.


    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund and/or Portfolio for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A and Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund and the Portfolio. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust or the Portfolio and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to Custodian Agreements, Chase acts as the custodian of the assets of the Fund, i.e., cash and securities representing the Fund's interest in the Portfolio, and as the custodian of the Portfolio's assets, for which Chase receives such compensation as is from time to time agreed upon by the Trust or the Portfolio and Chase. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for Portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Custodian does not determine the investment policies of the Portfolio or decide which securities will be bought or sold on behalf of the Portfolio or otherwise have access to or share material inside information with the internal division that performs advisory services for the Portfolio.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-and ten- year periods will be shown, unless the class has been in existence for a shorter period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. The Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for the classes of shares of the Fund.

    The Fund generally will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                              -------------------

    THE STATEMENT OF ADDITIONAL INFORMATION contains more detailed information about the Fund and the Portfolio, including information related to (i) the investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, investment adviser (if any) and administrator of the Trust and the Portfolio, (iii) portfolio transactions and brokerage commissions, (iv) the Fund's shares, including rights and liabilities of shareholders of both classes, (v) additional performance information, including the method used to calculate total rate of return and (vi) the determination of the net asset value ,O,of shares of the Fund.

Vista Service Center
P.O. Box 419392
Kansas City, Missouri 64179
                                                    International
                                                    Equity Fund

---------------------------------           ---------------------------------

  INVESTMENT ADVISER & ADMINISTRATOR
                                                        Prospectus
       The ChaseMQM

                                                       Application
       DISTRIBUTOR
       Vista Broker-Dealer Services, Inc.

       TRANSFER AGENT
       Investors Fiduciary Trust Company

       LEGAL COUNSEL
       Reid & Priest

       INDEPENDENT ACCOUNTANTS
       Price Waterhouse

       SHAREHOLDER SERVICING AGENT & CUSTODIAN
       The Chase Manhattan Bank, N.A.

                                                                           VIE-1

                                                                   MARCH 1, 1996

                                   PROSPECTUS

                         VISTASM SMALL CAP EQUITY FUND

                                                                   March 1, 1996



    VISTA SMALL CAP EQUITY FUND (the "Fund") seeks to provide its shareholders with long-term capital growth primarily through a broad portfolio (i.e., at least 80% of its assets in normal circumstances) in common stocks. Under ordinary circumstances, the Fund will invest at least 65% of its assets in small-sized companies, with capitalization of $750 million or less. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Current income, if any, is a consideration incidental to the Fund's objective of growth of capital. There can be no assurance that the methodology employed will satisfy the Fund's objective of long term capital growth. To retain investment flexibility, the Fund may determine to discontinue selling new shares of the Fund when the net assets of the Fund reach approximately $500 million. Were the Fund to do so, existing shareholders of the Fund would be permitted to continue making additional purchases of Fund shares. The Fund is a non-diversified series of Mutual Fund Group (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987, presently consisting of 15 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer, than if the Fund was "diversified" which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.


    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective, Policies and Risk Factors" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 6.


    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the investment adviser, custodian (the "Custodian") and administrator (the "Administrator"). The parent company of the Adviser, The Chase Manhattan Corporation has entered into an agreement and Plan of Merger with Chemical Banking Corporation which, if affected will have certain effects upon the Adviser, see "Management of the Fund--The Adviser" on page 10. Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent.

    Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund. For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of Class B Shares."


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated March 1, 1996, which contains more detailed information concerning the Fund including the trustees and officers of the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor or by calling the Vista Service Center at 1-800-34-VISTA.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund or your account, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS


Expense Summary.......................................................     3
Financial Highlights..................................................     4
Investment Objective, Policies and Risk Factors.......................     5
Additional Information on Investment Policies and Techniques..........     6
Variable Distribution Method..........................................     9
Management............................................................    10
Purchases and Redemptions of Shares...................................    13
Tax Matters...........................................................    23
Other Information Concerning Shares of the Fund.......................    25
Shareholder Servicing Agents, Transfer Agent and Custodian............    28
Yield and Performance Information.....................................    30

EXPENSE SUMMARY

    The following table provides (i) a summary of expenses relating to purchases and sales of Class A and Class B shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in Class A or Class B shares of the Fund.

                                                                              CLASS A    CLASS B
                                                                              SHARES     SHARES
                                                                              -------    -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Maximum Initial Sales Charge Imposed on Purchases*
  (as a percentage of offering price)......................................     4.75%      None
Maximum Contingent Deferred Sales Charge
  (as a percentage of redemption proceeds)+................................     None       5.00%


ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
---------------------------------
Investment Advisory Fee....................................................     0.65%      0.65%
Rule 12b-1 Distribution Plan Fee++.........................................     0.25%      0.75%
Administration Fee.........................................................     0.10%      0.10%
Other Expenses
  --Sub-Administration Fee.................................................     0.05%      0.05%
  --Shareholder Servicing Fee..............................................     --         0.25%
  --Other Operating Expenses+++............................................     0.45%      0.45%
                                                                              -------    -------
Total Fund Operating Expenses..............................................     1.50%      2.25%
                                                                              =======    =======


EXAMPLE:
    You would pay the following expenses on a $1,000 invested in the Fund, assuming a 5% annual total return:

                                                                      ONE     THREE    FIVE      TEN
                                                                      YEAR    YEARS    YEARS    YEARS
                                                                      ----    -----    -----    -----
Class A Shares(1):.................................................   $62     $ 93     $ 125    $ 218
Class B Shares:
  Assuming complete redemption at the end of the period(2)(3)......    74      103       143      231
  Assuming no redemptions(3).......................................    23       70       120      231

------------
* The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
+ The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++ A shareholder may incur a $10.00 charge for certain wire redemptions.
(1) Assumes deduction at the time of purchase of the maximum initial sales charge, as applicable.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.


    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund during the fiscal year. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein on pages 10-12, 25-27 and 28-30.


    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS


    The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period from commencement of operations (see respective dates below) through October 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The statements and financial notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                                    12/20/94*    3/28/95**
                                                                     THROUGH      THROUGH
                                                                    10/31/95     10/31/95+
                                                                    ---------    ---------
                                                                        A            B
                                                                     SHARES       SHARES
                                                                    ---------    ---------

PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------
Net Asset Value, Beginning of Period.............................    $ 10.00      $ 11.39
                                                                    ---------    ---------
  Income From Investment Operations..............................
  Net Investment Income..........................................      0.060      (0.018)
  Net Gains or Losses in Securities (both realized and
unrealized)......................................................      5.056        3.669
                                                                    ---------    ---------
  Total from Investment Operations...............................      5.116        3.651
                                                                    ---------    ---------
Less Distributions:
  Dividends from Net Investment Income...........................      0.042        0.027
  Distributions from Capital Gains...............................      0.004        0.004
                                                                    ---------    ---------
Total Distributions..............................................      0.046        0.031
                                                                    ---------    ---------
Net Asset Value, End of Period...................................    $ 15.07      $ 15.01
                                                                    ---------    ---------
                                                                    ---------    ---------
Total Return(1)..................................................      51.25%       32.09%
Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)........................    $43,739      $21,624
  Ratio of Expenses to Average Net Assets #......................       1.51%        2.24%
  Ratio of Net Investment Income to Average Net Assets #.........       0.52%       (0.25%)
  Ratio of Expenses Without Waivers and Assumption of Expenses to
Average Net Assets #.............................................       2.67%        3.23%
  Ratio of Net Investment Income Without Waivers and Assumption
    of Expenses to Average Assets #..............................      (0.64%)      (1.24%)
Portfolio Turnover Rate..........................................         75%          75%


------------

 # Short periods have been annualized.


 * Commencement of operations.

** Commencement of offering shares.

(1) Total rates of return are calculated before taking into any sales load for Class A shares, or any contingent deferred sales charge for Class B shares.


 + Calculated based upon weighted average shares outstanding during the period.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

INTRODUCTION

    THE FUND IS AGGRESSIVELY MANAGED AND, THEREFORE, THE VALUE OF ITS SHARES IS SUBJECT TO GREATER FLUCTUATION AND AN INVESTMENT IN ITS SHARES INVOLVES THE ASSUMPTION OF A HIGHER DEGREE OF RISK THAN WOULD BE THE CASE WITH AN INVESTMENT IN A CONSERVATIVE EQUITY FUND OR A GROWTH FUND INVESTING ENTIRELY IN PROVEN GROWTH EQUITIES. GIVEN THE ABOVE-AVERAGE INVESTMENT RISK INHERENT IN THE FUND, INVESTMENT IN SHARES OF THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with long-term capital growth. Current income, if any, is a consideration incidental to the Fund's objective of growth of capital.


    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing (i.e., at least 80% of its total assets in normal circumstances) in common stocks. Under ordinary circumstances, the Fund will invest at least 65% of its assets in small sized-companies, with capitalization of $750 million or less. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital. There can be no assurance that the methodology employed will satisfy the Fund's objective of long term capital growth. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $750 million due to the lack of diversification in the business activities, limited product lines, markets or financial resources, and corresponding greater susceptibility to changes in the business cycle of small capitalization issuers. Small capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. This investment policy involves the risks that the changes or trends identified by the Adviser will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Fund will not benefit as anticipated from such changes or trends.


    THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE FUND'S PORTFOLIO.

    The Fund normally will be substantially fully invested and, in normal circumstances, invest at least 80% of its total assets in common stocks. The Fund may invest up to 20% of its total assets in stocks of foreign issuers. Investments in foreign securities are subject to certain risks to which investments in domestic securities are not subject, including political or economic instability of the issuer or country of issue and the possibility of the imposition of exchange controls. However, the Fund reserves the right to invest more than 20% of its total assets in cash, cash equivalents and debt securities such as commercial paper, bank obligations and obligations issued by the U.S. Government or its agencies and instrumentalities which have a remaining maturity of one year or less for temporary defensive purposes during periods which the Adviser considers to be particularly risky for investment in common stocks. See "Additional Information on Investment Policies and Techniques--Foreign Securities" on page 7. The Fund may also enter into repurchase agreements and engage in the lending of portfolio securities. See "Additional Information on Investment Policies and Techniques--Repurchase Agreements, Portfolio Securities Lending on page 6.

    The Fund may enter into transactions in stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities. "Additional Information on

Investment Policies and Techniques" contains a more complete description of the hedging instruments to be traded, as well as further information concerning the investment policies and techniques of the Fund. In addition, the Statement of Additional Information includes a further discussion of the transactions in futures and option contracts which may be entered into by the Fund. Although the Fund may enter into transactions in futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Shareholder approval is required to change the Fund's investment objective which is considered to be fundamental. However, shareholder approval is not required to change any of the investment policies described above or in "Additional Information on Investment Policies and Techniques".

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    To the extent the assets of the Fund are not invested in common stocks, they will consist of or be invested in cash, cash equivalents and short-term debt securities, such as U.S. Government securities, bank obligations and commercial paper, as described under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information, and in repurchase agreements, as described below and in greater detail under "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the investment objective of the Fund will be achieved.

    REPURCHASE AGREEMENTS. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. Repurchase agreements may be deemed to be loans by the Fund.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is not intended that the assets of the Fund will be invested in securities for the purpose of short-term profits. However, the Fund will dispose of portfolio securities whenever the Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

FOREIGN SECURITIES

    Among the common stocks in which the Fund may invest are stocks of foreign issuers, although at present the Fund does not intend to invest more than 20% of its total assets in such securities. These securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

    Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    The Fund may invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of European Community to reflect changes in relative values of the underlying currencies. The Fund's Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated securities.

    The Fund may invest in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    The Fund may invest its assets in securities of foreign issuers in the form of sponsored ADRs, EDRs, or other similar securities representing securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.


    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where that is no underlying portfolio assets.

    The value of some derivative or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Fund -- the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or related instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the instruments described herein, and no assurance can be given that any strategy used will succeed.



    To the extent permitted by the investment objective and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:



        . purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments);



        . enter into futures contracts and options on futures contracts;



        . purchase and sell mortgage-backed and asset-backed securities; and



        . purchase and sell structured products.



RISK FACTORS



    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:



        . There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. Incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.



        . The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.



        . Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



        . Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.



        . There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



        . Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.

        . In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss.



    For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objective, Policies and Restrictions--Investment Policies:
Additional Policies Regarding Futures and Options Transactions, Risk Factors Associated with Futures and Options Transactions, and Restrictions on the Use of Futures and Options Contracts" in the Statement of Additional Information.


    Shareholder approval is not required to change the investment objective or any of the investment policies described above. However, in the event of a change in the Fund's investment objectives, shareholders will be given at least 30 days' prior written notice.

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                         CONTINGENT
                        INITIAL           DEFERRED         DISTRIBUTION           OTHER
                     SALES CHARGE       SALES CHARGE     AND SERVICE FEES      INFORMATION
                   -----------------  -----------------  -----------------  -----------------
Class A..........  Maximum of 4.75%   None               Distribution Fee   Initial Sales
                   of public                             of 0.25%           Charge reduced in
                   offering price                                           certain
                                                                            circumstances
Class B..........  None               Maximum            Distribution Fee   Shares convert to
                                      contingent         of 0.75%; Service  Class A shares,
                                      deferred sales     Fee of 0.25%       and
                                      charge of 5% of                       thus pay lower
                                      redemption                            distribution
                                      proceeds declines                     fees,
                                      to 0% after 6                         in the eighth
                                      years                                 year
                                                                            after issuance

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES--Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.75% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES--As explained more fully in "Purchase and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES--Class B has an annual shareholder servicing fee of 0.25% of its average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT

    The Fund's investment adviser is Chase, which also serves as the Fund's administrator. Chase global investment management capabilities are supported by investment professionals located in cities around the world, including New York, Geneva and Hong Kong.

THE ADVISER

    The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement dated November 17, 1994 and, subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Dave Klassen and Jill Greenwald, Vice Presidents of the Adviser, are responsible for the day-to-day management of the Portfolio. Mr. Klassen joined Chase in March 1992 and, in addition to co-managing the Capital Growth Portfolio, is responsible for managing several pooled equity funds. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. Ms. Greenwald joined Chase in 1993, specializing in small cap issues. Prior to joining Chase, Ms. Greenwald was a Director for Prudential Equity Investors and a Senior Analyst for Fred Alger Management, Inc. with concentrations in consumer, technology and transportation issues. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.65% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.



    Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase"refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the
Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July 1996.



    Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.



    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions,

Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of January 1, 1989, as amended September 30, 1993 (the "Administration Agreement") Chase serves as administrator of the Fund.

    Chase provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. Chase is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of its fees payable to it under the administration agreements.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, the Adviser believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to its operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method." Both classes of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time; however, options are priced at 4:15 p.m.) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued only upon request. Management reserves the right to refuse to sell shares of the Fund to any person.


    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.



    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund Shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.


    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

    ACCOUNT TYPE                                                  MINIMUM INITIAL INVESTMENT
    ------------                                                  --------------------------
Individual.....................................................             $2,500(1)
Individual Retirement Account (IRA)............................             $1,000(2)
Spousal IRA....................................................             $  250
SEP-IRA........................................................             $1,000(2)
Purchase Accumulation Plan.....................................             $  250(3)
Payroll Deduction Program......................................             $  100(4)
  (401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with SIGNATURE GUARANTEE to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:

                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
-------------------                          --------    --------    ----------
Less than $100,000........................     4.75        4.99         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           1.00
$2,500,000 to $9,999,999..................     --          --           0.75
$10,000,000 to $49,999,999................     --          --           0.50
$50,000,000 and over......................     --          --           0.20

    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.

    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For a three-year period concluding July 19, 1996 for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00% and that portion paid to selling group member broker-dealers.


    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

             PURCHASES OF SHARES AT NET ASSET VALUE--CLASS A SHARES

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own Class A shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A shares purchased by the following "Eligible Persons:"

        a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agent or any affiliates or subsidiaries thereof.

        b) Employees (including their spouses and children under 21) of Dealers having a selected dealer agreement with the distributor.

        c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A shares of the Fund by:

        a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

        b) Any qualified retirement plan with 250 or more participants.

        c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS


    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.

    Investors may incur a fee if they effect transactions through a broker or agent.


PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if a Fund has only one class, shares of such fund), including shares of any Vista money market Fund, acquired by exchange, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                                  CONTINGENT DEFERRED SALES
                                                                  CHARGE AS A PERCENTAGE OF
    REDEMPTION DURING                                           NET ASSET VALUE AT REDEMPTION
    -----------------                                           -----------------------------
1st Year Since Purchase......................................                 5%
2nd Year Since Purchase......................................                 4%
3rd Year Since Purchase......................................                 3%
4th Year Since Purchase......................................                 3%
5th Year Since Purchase......................................                 2%
6th Year Since Purchase......................................                 1%
7th Year Since Purchase......................................                 0%

Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.


    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 21; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 21.


    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or to reject any order for the purchase of Class B shares and to cease offering any services provided by a Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charges for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. The Fund retains the right to pay the redemption price of shares in kind with securities (instead of cash). However, the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds which have a similar class of shares, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemption of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A or Class B shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such Vista money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such money market funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits. The Portfolio is not required to pay any federal income or excise taxes.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a year (which cannot exceed the aggregate amount of its share of qualifying dividends received by the Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deduction for corporate shareholders, but any such dividends-received deduction will not be allowed in computing a corporate shareholder's adjusted current earnings, upon which is based a corporate preference item which may be subject to an alternative minimum tax or to the environmental superfund tax. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Ordinary income dividends and capital gain dividends from the Fund may also be subject to state and local taxes.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gains dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    No gain or loss will be recognized by a shareholder as a result of conversion from Class A shares to Class B shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets held by the Fund (i.e., the value of its investment in the Fund and its other assets) are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The net asset values per share of Class A and Class B may differ slightly due to differing allocations of class-specific expenses.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


    Substantially all of the net income from dividends and interest (if any) of the Fund is paid to its shareholders annually (in the month of December) as a dividend. The Fund's net investment income consists of the interest income earned, less expenses. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses, and certain other expenses, borne by the Class B shares.


    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.20% annualized of the assets values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 2, 1990, amended June 1, 1990 and September 30, 1993 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

    The respective expenses of each of the Funds of the Trust include the compensation of their respective Trustees: registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund.

                                    EXPENSES

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

    Expenses of the Fund also include all fees under the Fund's Administration Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government officers and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Fund is "non-diversified", more of the assets of the Fund may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Class B represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. Fees relating to acting as liaison to shareholders and providing personal services to shareholders, will not exceed, on an annual basis, 0.25% of the average daily net assets of the Class B shares of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation. There is no shareholder servicing agreement for the Class A shares of the Fund.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A and Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN


    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund, for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in the Fund. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator and the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

    The Fund will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the administrators and the Adviser, (iv) portfolio transactions, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations.

    The Code of Ethics of the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of the Fund is that its operations be carried out for the exclusive benefit of the Fund's shareholders. The Fund maintains careful monitoring of compliance with the Code of Ethics.

INVESTMENT ADVISER AND ADMINISTRATOR
The Chase Manhattan Bank, N.A.

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen,
Kamin & Frankel

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.

                                                                   JUNE 19, 1995

                                                              STATEMENT OF
                                                        ADDITIONAL  INFORMATION
                                                             March 1,  1996


                              VISTA(SM) BALANCED FUND
                                VISTA(SM) BOND FUND
                           VISTA(SM) CAPITAL GROWTH FUND
                               VISTA(SM) EQUITY FUND
                           VISTA(SM) EQUITY INCOME FUND
                         VISTA(SM) GROWTH AND INCOME FUND
                          VISTA(SM) SHORT-TERM BOND FUND
                          VISTA(SM) SMALL CAP EQUITY FUND
                       VISTA(SM) U.S. GOVERNMENT INCOME FUND
                 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019




Table of Contents                                                       Page


The Funds..................................................................3
Investment Objective, Policies and Restrictions............................4
Performance Information...................................................19
Determination of Net Asset Value..........................................22
Tax Matters.............................................................. 24
Management of the Funds and Portfolios....................................30
Independent Accountants...................................................39
Financial Statements......................................................
General Information.......................................................39
Appendix A -Description of Ratings.......................................A-1




         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund or class of shares. This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of each of Vista U.S. Government Income Fund, Vista Bond Fund and Vista Short-Term Bond Fund (the "Income Funds"), Vista Balanced Fund, Vista Equity Income Fund, Vista Growth and Income Fund, Vista Capital Growth Fund, Vista Equity Fund and the Vista Small Cap Equity Fund (the "Equity Funds"). Any references to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund, Funds or class of shares of certain of the Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund, Funds, or class of shares. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Funds' distributor, at the above-listed address.


This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call the Vista Service Center at our toll-free number:

         1-800-34-VISTA
         Vista Service Center
         P.O. Box 419392
         Kansas City, MO  64141                                         MFG-SAI

                                    THE FUNDS


         Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 15 separate series (a "Fund" or the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Those Income Funds and Equity Funds offered through two classes of shares may issue Class A shares (which are subject to an initial sales load) and Class B shares (which are subject to a contingent deferral sales load). The shares of the Income Funds and Equity Funds are collectively referred to in this Statement of Additional Information as the "Shares."

         In addition, the Growth and Income Fund and Capital Growth Fund converted to a master fund/feeder fund structure in December 1993. Under this structure, each of these Funds seeks to achieve its investment objective by investing all of its investable assets in an open-end, non-diversified management investment company which has the same investment objective as that Fund. The Growth and Income Fund invests in the Growth and Income Portfolio ("Income Portfolio") and the Capital Growth Fund invests in the Capital Growth Portfolio ("Growth Portfolio"). The Growth and Income Portfolio and the Capital Growth Portfolio are referred to collectively as the "Portfolios."


         Each of these Portfolios is a New York trust with its principal office in New York. Certain qualified investors, in addition to a Fund, may invest in a Portfolio. For purposes of this Statement of Additional Information, any information or references to either or both of the Portfolios refer to the operations and activities after implementation of the master fund/feeder fund structure.

         The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Funds' distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, N.A. or its affiliates, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, or savings and loan association that has entered into a shareholder servicing agreement with the Trust on behalf of the Funds (collectively, "Shareholder Servicing Agents") or customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. VBDS receives a distribution fee from most, but not all of the Funds, pursuant to the plans of distribution adopted pursuant to Rule 12b-1 of the 1940 Act.

         The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. In the case of the Portfolios, separate Boards of Trustees, with certain common members, provide broad supervision. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for the Funds and the two Portfolios. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds and the Portfolios. The Adviser continuously manages the investments of the Funds and the two Portfolios in accordance with the investment objective and policies of each Fund. The selection of investments for each Fund or Portfolio and the way in which they are managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund. A majority of the Trustees of the Trust are not affiliated with the Adviser. Similarly, a majority of the Trustees of the Portfolios are not affiliated with the Adviser.

         Advertisements for the Vista Funds may include references to the asset size of other financial products made available by Chase , such as the offshore assets of the Vista Funds.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE



         VISTA BALANCED FUND (the "Balanced Fund") seeks maximum total return through a combination of long-term growth of capital and current income.


         VISTA BOND FUND (the "Bond Fund") seeks to provide as high a level of income as is consistent with reasonable risk by investing primarily in a broad range of investment-grade corporate bonds as well as other fixed income securities. In addition the Bond Fund seeks to provide capital preservation and will, where appropriate, take advantage of opportunities to realize capital appreciation.

         VISTA CAPITAL GROWTH FUND (the "Capital Growth Fund") aggressively seeks long-term capital growth, through a broad portfolio (i.e. at least 80% of its assets in normal circumstances) in common stocks. The Fund will invest in companies, with average capitalization of $500 million to $4 billion. The Adviser intends to utilize both qualitative and fundamental research to identify undervalued stocks with a catalyst for positive change. As indicated in the Prospectus, this Fund is intended for investors who understand and are willing to accept the potential risks associated with the Fund's investment objective.

         VISTA EQUITY FUND (the "Equity Fund") seeks to provide its shareholders with long-term growth of capital by investing primarily in a diversified portfolio of common stocks of well-known and established companies. The Equity Fund normally will be fully invested and, absent unusual market conditions, in normal circumstances, at least 65% of its assets will be invested in the common stock of well-known and established companies, which are defined as those companies with a market capitalization of at least $200 million whose stock is included in the Standard & Poor's Daily Stock Price Index of 500 Common Stocks ("S&P Index") or the Dow Jones Industrial Average ("DJIA"). Such common stocks typically have a large number of publicly held shares and high trading volume, resulting in a high degree of liquidity. Dividend income, if any, is a consideration incidental to the Equity Fund's objective of growth of capital.


         VISTA EQUITY INCOME FUND (the "Equity Income Fund") seeks to obtain reasonable income by investing primarily in income-producing equity securities and securities convertible into such equity securities,

         VISTA GROWTH AND INCOME FUND (the "Growth and Income Fund") seeks long-term capital appreciation, with dividend income as a secondary objective, through investment in a Portfolio of common stocks with the same investment objectives and policies.


         VISTA SHORT-TERM BOND FUND (the "Short-Term Bond Fund") seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in a broad range of short-term investment-grade bonds and other fixed income securities. The dollar-weighted average maturity of the ShortTerm Bond Fund's portfolio securities will not exceed three years. Portfolio securities with put features will measure their maturity based on the next put date, which must fall within the three year limit.


         VISTA SMALL CAP EQUITY FUND (the "Fund") aggressively seeks long-term capital growth, through investments in common stocks of issuers with a capitalization of $750 million or less, commonly referred to as "small cap". As indicated in the Prospectus, this Fund is intended for investors who understand and are willing to accept the potential risks associated with the Fund's investment objective.

     VISTA U.S. GOVERNMENT INCOME FUND (the "U.S. Government Income Fund") seeks to provide monthly dividends through investments in obligations backed by the full faith and credit of the U.S. Government.



         The Bond Fund, Equity Income Fund, Short-Term Bond Fund and Equity Fund are diversified series of the Trust. The remaining Income and Equity Funds are non-diversified series of the Trust.


                               INVESTMENT POLICIES


     The Prospectus sets forth the various investment policies applicable to each Fund or Portfolio. As used in this Statement of Additional Information, with respect to those Funds or Portfolios and policies for which they apply. For descriptions of the ratings of short-term obligations permitted as investments by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and Thomson BankWatch, Inc. ("TBW"), see Appendix A.


         The following information supplements and should be read in conjunction with the sections of each Prospectus entitled "Investment Objectives and Policies", "Additional Information on Investment Policies and Techniques" and with the Appendices included at the end of the relevant Prospectus.

         U.S. GOVERNMENT SECURITIES -- As indicated in each Prospectus, and although the Equity Funds, including any underlying Portfolio, invest primarily in common stocks, they may also maintain cash reserves and invest in a variety of short-term debt securities, including obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. Certain of these securities may not be backed by the full faith and credit of the U.S. Government.

         BANK OBLIGATIONS -- Investments by the Equity Funds, including any underlying Portfolio, in short-term debt securities as described above also include investments in obligations (including certificates of deposit and bankers' acceptances) of those U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

         A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

     COMMERCIAL PAPER -- Investments by the Equity Funds, including any underlying Portfolio, in short-term debt securities also include investments in commercial paper, which represents short-term, unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased for the above-referenced Funds or Portfolios will consist of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's or "A-1" or better by Standard & Poor's, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in Chase's opinion, of an investment quality comparable to rated commercial paper in which the above-referenced Funds may invest. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations and such ratings indicate that the ability to pay principal and interest is very strong.

         REPURCHASE AGREEMENTS -- Each Fund and Portfolio may, when appropriate, enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by U.S. Government obligations or other securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund or Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund or Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund or Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund or Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund or Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Tax Free Fund. A Fund or Portfolio will not be invested in a repurchase agreement maturing in more than seven days if any such investment together with securities subject to restrictions on transfer held by such Fund exceed 10% of its total net assets. (See paragraph 5 under "Investment Restrictions" below.) Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

         WHEN-ISSUED OR FORWARD DELIVERY PURCHASES -- As described in the Prospectus, each Income Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same-day settlement and earnings (and, with respect to the U.S. Government Income Fund, that are backed by the full faith and credit of the U.S. Government) will normally be purchased. Although, with respect to any Tax Free Fund, short-term investments will normally be in tax-exempt securities or Municipal Obligations, as the case may be, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a "when-issued" or "forward delivery" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" or "forward delivery" securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis may involve more risk than other types of purchases. Securities purchased on a "when-issued" or "forward delivery" basis and the securities held in the respective Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a "when-issued" or "forward delivery" basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the "when-issued" or "forward delivery" securities, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

         To the extent a Fund engages in "when-issued" or "forward delivery" transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.



         VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES --The variable rate securities in which all of the Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution, in variable rate securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the variable rate security in the proportion that the Fund's participation interest bears to the total principal amount of the security and provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

         A Fund has the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. A Fund will exercise the demand feature only (i) upon a default under the terms of the offering documentation of the security, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary.

         The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate securities held by the above-referenced Funds, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity, except under the circumstances stated above.

         No Fund will invest more than 5% of its total assets (taken at the greater of cost or market value) in Participation Certificates.


         Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying variable rate securities may change with changes in interest rates generally, the variable rate nature of the underlying variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. A Fund's portfolio may contain variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         The maturity of variable rate  securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

         PORTFOLIO MANAGEMENT -- It is intended that the portfolio of the U.S. Government Income Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of this Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

                  (1)  shortening  the  average   maturity  of  a  portfolio  in
         anticipation of a rise in interest rates so as to minimize depreciation of principal;

                  (2) lengthening the average maturity of a portfolio in anticipation of a decline in interest rates so as to maximize the tax-exempt yield of the U.S. Government Income Fund's appreciation of principal;

                  (3) selling one type of debt security (e.g., revenue bonds) or U.S. Government obligation (e.g., Treasury bonds), as the case may be, and buying another (e.g., general obligation bonds or GNMA direct pass-through certificates, respectively, as the case may be) when disparities arise in the relative values of each; and

                  (4) changing from one debt security or U.S. Government obligation, as the case may be, to an essentially similar debt security or U.S. Government obligation when their respective yields are distorted due to market factors.

         LOANS OF PORTFOLIO SECURITIES -- Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from institutional investors such as the Funds or Portfolios. Each Fund or Portfolio reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, a Fund or Portfolio has the right to call a loan and obtain the securities loaned at any time on five days' notice.

         During the existence of a loan, a Fund or Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. A Fund or Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by a Fund or Portfolio to be of good standing, and when, in the judgment of the Fund or Portfolio, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event a Fund or Portfolio makes securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's or Portfolio's total assets.


         NON-DIVERSIFICATION -- The Trust has registered as a "non-diversified" investment company, which means that as to 50% of a Fund's total assets, no more than 5% of the assets of each Fund, other than Equity Income Fund, Bond Fund, Short-Term Bond Fund and Equity Fund, may be invested in the obligations of an issuer, subject to diversification requirements applicable to the Funds under federal tax laws. At present, these requirements do not permit more than 25% of the value of a Fund's total assets to be invested in securities (other than various securities issued or guaranteed by the United States or its agencies or instrumentalities) of any one issuer, at the close of any calendar quarter. Since a relatively high percentage of the assets of each Fund may be invested in the obligations of a limited number of issuers, the value of each Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.


         With respect to the Portfolio, the Growth and Income Fund and the Capital Growth Fund will "look through" its Portfolio to the securities held by its Portfolio for purposes of determining diversification. Each Portfolio may invest more than 5% of its assets in the obligations of a single issuer, subject to diversification requirements under federal tax laws. At present, these requirements do not permit more than 25% of the value of a Portfolio's total assets to be invested in securities (other than various securities issued or guaranteed by the United States or its agencies or instrumentalities) of any one issuer, at the close of any calendar quarter. Since a relatively high percentage of the assets of each Portfolio may be invested in the obligations of a limited number of issuers, the net asset value of each Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than the net asset value of a diversified investment company.


        ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

         As explained more fully below, several of the Funds or Portfolios may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

         Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund or Portfolio.

         Each Fund or Portfolio may invest its assets in derivative and related instruments subject only to the Fund's or Portfolio's investment objective and policies and the requirement that the Fund or Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund or Portfolio.

         The value of some derivative or similar instruments in which the Funds or Portfolios may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds and Portfolios --the ability of a Fund and Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. THE FUNDS MIGHT NOT EMPLOY ANY OR ALL OF THE STRATEGIES DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

         Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

         Derivative and Related Instruments. To the extent permitted by the investment objectives and policies of each Fund, and as described more fully below, a Fund or Portfolio may: (i) purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments); (ii) enter into futures contracts and options on futures contracts; (iii) employ forward currency and interest-rate contracts; (iv) purchase and sell mortgage-backed and asset-backed securities; and (v) purchase and sell structured products.

         Risk Factors As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund/Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund or Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund or Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund or Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund or Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

         Specific Uses and Strategies Set forth below are explanations of the Funds' or Portfolios' use of various strategies involving derivatives and related instruments.

     OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT INSTRUMENTS. The Funds or Portfolios may purchase, sell or exercise call and put options on:
(i) securities; (ii) securities indexes; (iii) currencies; or (iv) debt instruments.

         Although in most cases these options will be exchange-traded, the Funds or Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

         One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund or a Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

         In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund or Portfolio writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         If a put or call option purchased by the Fund or Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or , in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds or Portfolios may purchase or sell : (i) interest-rate futures contracts; (ii) stock index futures contracts; (iii) foreign currency futures contracts; (iv) futures contracts on specified instruments; and (v) options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various securities in which the Funds or Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.

         These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

         When writing or purchasing options, the Funds or Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds or Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

         Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds or Portfolios will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     FORWARD CONTRACTS. Funds and Portfolios may use foreign currency and interest-rate forward contracts for various purposes as described below.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. All Funds and Portfolios that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates.
 A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross- hedges."

         A Fund or Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         A Fund or Portfolio may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     MORTGAGE-BACKED SECURITIES. The Funds and Portfolios may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. ALTHOUGH PROVIDING THE POTENTIAL FOR ENHANCED RETURNS, MORTGAGE-BACKED SECURITIES CAN ALSO BE VOLATILE AND RESULT IN UNANTICIPATED LOSSES.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. THE ACTUAL YIELD OF A MORTGAGE-BACKED SECURITY MAY BE ADVERSELY AFFECTED BY THE PREPAYMENT OF MORTGAGES INCLUDED IN THE MORTGAGE POOL UNDERLYING THE SECURITY.

     The Funds and Portfolios may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs are collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal because of the sequential payments.

         REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

     STRUCTURED PRODUCTS. The Funds and Portfolios may purchase interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations, thereby creating "structured products." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions. THE EXTENT OF THE PAYMENTS MADE WITH RESPECT TO STRUCTURED PRODUCTS IS DEPENDENT ON THE EXTENT OF THE CASH FLOW ON THE UNDERLYING INSTRUMENTS.

         The Funds and Portfolios may also invest in other types of structured products, including among others, spread trades and notes linked by a formula (e.g., a multiple) to the price of an underlying instrument or currency. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         INVESTMENTS IN STRUCTURED PRODUCTS GENERALLY ARE SUBJECT TO GREATER VOLATILITY THAN AN INVESTMENT DIRECTLY IN THE UNDERLYING MARKET OR SECURITY. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

       ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS


         Regulations of the CFTC require that the Funds or Portfolios enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pools" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in a Fund's or Portfolio's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund or Portfolio, and accrued profits on such positions. In addition, a Fund or Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's or Portfolio's total assets.


         When a Fund or Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's or Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


         The Funds' or Portfolios' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund or Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.


         Shareholder  approval is not  required to change any of the  investment
policies  discussed  above,   except  as  otherwise  noted  herein  and  in  the
Prospectus.

                             INVESTMENT RESTRICTIONS

         The Funds have adopted, and the Portfolio will adopt, the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund or Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or total beneficial interests of a Portfolio.

         Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund shareholders.

         With respect to the Growth and Income Fund and the Capital Growth Fund, it is a fundamental policy of each Fund that when the Fund holds no portfolio securities except interests in the Portfolio, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: the Fund (1) may invest more than 5% of its assets in another issuer, (2) may, consistent with Section 12 of the 1940 Act, invest in securities issued by other registered investment companies, (3) may invest more than 10% of its net assets in the securities of a registered investment company, (4) may hold more than 10% of the voting securities of a registered investment company, (5) will concentrate its investments in the investment company and (6) will not issue senior securities except as permitted by an exemptive order of the SEC. It is a fundamental investment policy of each Fund that when the Fund holds only portfolio securities other than interests in the Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the Fund were withdrawn from the Portfolio.

         Each Fund or Portfolio may not:

                  (1) borrow money or pledge, mortgage or hypothecate its assets, except that, as a temporary measure for extraordinary or emergency purposes the Funds or Portfolios may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that, money would be borrowed by a Fund or Portfolio only from banks and only to accommodate requests for the repurchase of shares of the Fund or Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to a Fund's or Portfolio's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; no Fund or Portfolio will purchase investment securities if its outstanding borrowing, including repurchase agreements, exceeds 5% of the value of the Fund's or Portfolio's total assets; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter;

                  (2) purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to a Fund's or Portfolio's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions;

                  (3) underwrite securities issued by other persons except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                  (4) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) with respect to the Growth and Income Fund (including the Growth and Income Portfolio), the Capital Growth Fund (including the Capital Growth Portfolio), the Equity Fund and the Equity Income Fund only, the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) with respect to all of the Funds and Portfolios, the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or (iii) with respect to a Fund's or Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

                  (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the Fund's or Portfolio's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except with respect to the Balanced Fund where such limitation is 15% of the Fund's total assets subject to additional restrictions imposed by jurisdictions in which such Fund's shares are offered for sale, thereby currently making the effective limitation 10% of the Balanced Fund's total assets;

                  (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than (i) with respect to a Fund's or Portfolio's permissible futures and options transactions or (ii) with respect to the Growth and Income Fund (including the Growth and Income Portfolio), the Capital Growth Fund (including the Capital Growth Portfolio) and the Equity
         Fund only, forward purchases and sales of foreign currencies or securities (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of its ownership of securities);
                  (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or the Portfolio;

                  (8) make short sales of securities or maintain a short position; except that all Funds and Portfolios other than the Bond Fund, Short-Term Bond Fund and Equity Fund may only make such short sales of securities or maintain a short position if when a short position is open such Fund or Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's and Portfolio's net assets

         (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

                  (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's and Portfolio's investment objective, up to 25% of the assets of the Fund or Portfolio, at market value at the time of each investment, may be invested in any one industry, except that, with respect to a Fund's or Portfolio's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction; or

                  (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to a Fund's or Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         Each Fund and Portfolio is not permitted to make loans to other persons, except (i) through the lending of its portfolio securities and provided that any such loans not exceed 30% (or 20% in the case of the Bond Fund, Short-Term Bond Fund and Equity Fund) of the Fund's or Portfolio's total assets (taken at market value), (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's or Portfolio's total assets will be invested in repurchase agreements maturing in more than seven days, or (iii) by purchasing, subject to the limitation in paragraph 5 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

         The Bond Fund, Short-Term Bond Fund and Equity Fund may not make any commitment to purchase securities on a when-issued basis if, as a result, more than 30% of a Fund's total assets would be so committed.

         The  Balanced  Fund,  and the Equity  Income Fund may not  purchase the
securities  of  other   investment   companies  except  as  part  of  a  merger,
consolidation, or other acquisition involving such Fund

         The Equity Income Fund may not (i) invest in securities of any company if an officer, trustee, or director of the Trust or of the Manager owns beneficially more than 1/2% of the outstanding securities of such company, and such officers, trustees, and directors, as a group, own beneficially more than 5% of the outstanding securities of such issuer..

         For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of Investment Restriction No. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".

     The U.S. Government Income Fund has also adopted a fundamental policy which provides that all of its assets will be invested in obligations that are backed by the full faith and credit of the U.S. Government or in repurchase agreements fully collateralized by U.S. Government obligations, except that up to 5% of the Fund's assets may be invested in futures contracts (and related options thereon) based on U.S. Government obligations, including any index of government obligations that may be available for trading.

         In addition, the Funds and Portfolios that are permitted to enter into repurchase agreements have adopted the following operating policy with respect to such activity, which is not fundamental and which may be changed without shareholder approval. Such Funds and Portfolios may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and securities dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which such Funds and Portfolios are permitted to invest. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed-upon delivery date, a Fund or Portfolio would have the right to sell the securities constituting the collateral; however, the Fund or Portfolio might thereby incur a loss and in certain cases may not be permitted to sell such securities. Moreover, as noted above in paragraph 5, a Fund or Portfolio that is permitted to invest in repurchase agreements may not, as a matter of fundamental policy, invest more than 10% (15% with respect to the Balanced Fund) of its total assets in repurchase agreements maturing in more than seven days.

         The Funds and Portfolios have no current intention of engaging in the following activities in the foreseeable future: (i) writing, purchasing or selling puts, calls or combinations thereof with respect to U.S. Government securities; (ii) making short sales of securities or maintaining a short position; or other than with respect to the Equity Funds (including the Portfolios), (iii) purchasing voting securities of any issuer.


         STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, each Fund or Portfolio will not: (i) sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (ii) invest for the purpose of exercising control or management, (iii) except for the Growth and Income Fund and Capital Growth Fund, purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of plan of merger or consolidation; provided, however, that the securities of any registered investment company will not be purchased on behalf of the Fund if such purchase at the time thereof would cause more than 5% or 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer or the securities of registered investment companies, respectively, or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that securities issued by any open-end investment company shall not be purchased on behalf of the Fund, (iv) invest more than 10% of the Fund's or Portfolio's total assets (taken at the greater of cost or market value) in securities that are not readily marketable except that the Growth and Income Fund and Capital Growth Fund will invest all assets in Portfolios, (v) as to 50% of a Fund's total assets (other than the Growth and Income Fund and Capital Growth Fund), except that with respect to Bond Fund, Short-Term Bond Fund and Equity Fund as to 75% of such Fund's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (vi) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, except for the Small Cap Equity Fund which may invest up to 10% of its assets in such companies, (vii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (viii) purchase or retain in the Fund's or Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Fund or Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust's or Portfolio's Board of Trustees without shareholder approval.

         PERCENTAGE AND RATING RESTRICTIONS: If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security of a Fund or Portfolio will not be considered a violation of policy.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Specific decisions to purchase or sell securities for the Funds that invest in equity and debt securities are made by a portfolio manager who is an employee of the Adviser to such Funds or Portfolios and who is appointed and supervised by senior officers of such Adviser. Changes in the Funds' or Portfolios' investments are reviewed by the Board of Trustees. The Funds' and Portfolio's portfolio managers may serve other clients of the Adviser in a similar capacity.


         The frequency of a Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Adviser will weigh the added costs of short-term investment against anticipated gains. For the fiscal years ended October 31, 1993 , 1994 and 1995, the annual rates of portfolio turnover for the following Funds were as follows:


                                1993            1994             1995
                                ---------------------------------------

Balanced Fund                   ---              77%               68%
U.S. Government Income Fund     296              163%              164%
Growth and Income Fund          41%               *                *
Capital Growth Fund             36%               *                *
Equity Income Fund              ---               75%              91%
Bond Fund                       20%               17%              30%
Short-Term Bond Fund            17%               44%              62%
Equity Fund                     33%               53%              45%


         * The Growth and Income Fund and the Capital Growth Fund invest all of their investable assets in their respective Portfolio and do not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates.


         For the period November 4, 1992 through October 31, 1993, the annual portfolio turnover rate for the Balanced Fund was 65% . For the period July 16, 1993 through October 31, 1993, the Equity Income Fund had portfolio turnover rate of 54%. For the period December 20, 1994 through October 31, 1995, the Small Cap Equity Fund had a portfolio turnover rate of 75%

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Funds and Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Funds' or Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds and Portfolios by the Adviser. At present, no other recapture arrangements are in effect.

         Under the Funds' and Portfolios' Investment Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds and Portfolios to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds and Portfolios in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and Portfolios or to its clients. Not all of such services are useful or of value in advising the Funds and Portfolios.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and Portfolios and the Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds or Portfolios, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser.

         The Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser may be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

         The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' or Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds and Portfolios will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of the Funds and Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to a Fund or Portfolio. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         In certain instances, there may be securities that are suitable for one or more of the Funds or Portfolios as well as one or more of the Adviser's other clients. Investment decisions for the Funds and Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds or Portfolios are concerned. However, it is believed that the ability of the Funds or Portfolios to participate in volume transactions will generally produce better executions for the Funds and Portfolios.


         For the fiscal years ended October 31, 1991, 1992, 1993 the Capital Growth Fund paid aggregate brokerage commissions of $6,495, $60,979 and $283,972, respectively. For the fiscal year-ended October 31, 1994 and 1995, the Capital Growth Portfolio paid aggregated brokerage commission of $1,242,652 and $2,311,291, respectively. For the same periods, the Growth and Income Fund paid aggregate brokerage commissions of $146,944 , $231,193 and $1,092,931, respectively. For the fiscal year-ended October 31, 1994 and 1995, the Growth and Income Portfolio paid aggregated brokerage commission of $1,515,504 and $2,352,596, respectively.

         For the period from November 30, 1990 through June 30, 1991, the fiscal year ended June 30, 1992 and the fiscal period July 1, 1992 through October 31, 1992, the Vista Equity Fund (prior to the reorganization) paid aggregate brokerage commissions of $57,804, $49,230 and $37,288, respectively. For the fiscal year ended October 31, 1993 , 1994 and 1995, the Equity Fund paid aggregate brokerage commissions of $129,600 , $202,556 and $23,824, respectively.

         For the Period from November 4, 1992 through October 31, 1993, and the fiscal year ended October 31, 1994 and October 31, 1995, the Balanced Fund paid aggregate brokerage commissions of $10,667 , $26,724, and $27,315, respectively.

         For the Period from July 16, 1993 through October 31, 1993, and the fiscal year-ended October 31, 1994 and October 31, 1995, the Equity Income Fund paid aggregate brokerage commissions of $1,241, $23,520, and $23,824 respectively.

         For the period December 20, 1994 through October 31, 1995, the Small Cap Equity Fund paid aggregate brokerage commissions of $56,980.



         No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

                              TOTAL RATE OF RETURN

         A Fund's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


         The average annual total rate of return figures for the A Shares of the following Funds, reflecting the initial investment and reinvested dividends for the one and five year periods ended October 31, 1995, and for the period from commencement of business operations of each such Fund to October 31, 1995, were as follows:



                                    One               Five              Since             Date of
Fund                                Year              Years             Inception        Inception
------------------------------------------------------------------------------------------------------

U.S. Government Income Fund
     A Shares                        14.59%            8.68%               9.64%         9/8/87
     B Shares                        13.80%              ---               3.90%         11/4/93
Balanced Fund
     A Shares                        17.70%              ---              12.09%         11/4/93
     B Shares                        16.93%              ---               9.36%         11/4/93
Equity Income Fund                   17.97%              ---               9.54%         7/15/93
Growth and Income Fund
     A Shares                        17.79%           21.01%              22.99%         9/8/87
     B Shares                        17.21%              ---               9.15%         11/5/93
Capital Growth Fund
   A Shares                          13.89%           25.37%              20.32%         9/8/87
   B Shares                          13.34%              ---               8.72%         11/5/93
Bond Fund                            15.83%              ---               9.14%         11/30/90
Short-Term Bond Fund                  7.37%              ---               5.81%          11/30/90
Equity Fund                          20.41%              ---              14.12%         11/30/90
Small Cap Equity Fund
   A Shares                             ---              ---                 ---         12/20/94
   B Shares                             ---              ---                 ---         3/28/95



         Had the maximum sales charge for the Class A Shares (4.50% for the U.S. Government Income Fund, Balanced Fund and Equity Income Fund and 4.75% for the Growth and Income Fund and Capital Growth Fund) been in effect, and the maximum CDSC of 5%for the one year period and 4% for the period since inception) the average annual total rate of return figures for the same periods would have been as follows:

                                 One               Five             Since
Fund                             Year              Years             Inception
--------------------------------------------------------------------------------
U.S. Government Income Fund
   A Shares                        9.43%            7.69%               9.02%
   B Shares                        8.80%
Balanced Fund
   A Shares                       12.40%              ---              10.38%
   B Shares                       11.95%
Equity Income Fund                12.66%              ---               7.36%
Growth and Income Fund
     A Shares                     12.19%           19.84%              22.25%
     B Shares                     12.21%              ---               7.29%
Capital Growth Fund
     A Shares                      8.48%           24.15%              19.60%
     B Shares                      8.34%              ---               6.85%
Small Cap Equity Fund
   A Shares                          ---              ---                 ---
   B Shares                          ---              ---                 ---



                                YIELD QUOTATIONS

         Any current "yield" quotation of the Shares of an Income or Equity Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


         The yields of the Shares of the Funds for the thirty-day period ended October 31, 1995 were as follows:


                         Class A   Class B                     Class A  Class B


U.S. Government Income     5.09%   4.58%    Capital Growth Fund   0.49%   0.02%
Fund

Balanced Fund              2.74%   2.12%    Equity Fund           1.87%   ----

Equity Income Fund         2.04%   ----     Bond Fund             6.15%   ----

Growth and Income Fund     1.50%   1.08%    Short-Term Bond Fund  5.69%   ----

Small Cap Equity Fund      1.39%   0.73%


         Advertisements for the Vista Funds may include references to the asset size of other financial products made available by Chase Manhattan, such as the offshore assets of the Vista Funds.

                      NON-STANDARDIZED PERFORMANCE RESULTS


         The chart below reflects the net change in the value of an assumed initial investment of $10,000 in the following Funds for the period from the commencement date of business for each such Fund (i.e., either September 8, September 23, 1987 or November 30, 1990 for the former Trinity Funds) and July 16, 1993 for the Equity Income Fund, and November 4, 1992 for the Balanced Fund. The commencement of offering of all Funds' B shares, except March 28, 1995 for the Small Cap Equity Fund, was November 4, 1993. The values reflect an assumption that capital gain distributions and income dividends, if any, have been accepted in additional Shares. From time to time, the Funds will provide these performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                       VALUE OF         VALUE OF        VALUE OF
PERIOD ENDED           INITIAL $10,000  CAPITAL GAINS   REINVESTED
OCTOBER 31, 1995       INVESTMENT       DISTRIBUTIONS   DIVIDENDS    TOTAL VALUE
--------------------------------------------------------------------------------

U.S. Government
Income Fund
     A Shares              $11,400.00       $1,065.04   $8,716.49     $21,181.53
     B Shares                9,490.82          183.40    1,115.89      10,790.11

Balanced Fund
     A Shares               12,450.00          239.70    1,334.82      14,074.53
     B Shares               11,025.87          247.10      674.74      11,947.71

Equity Income Fund          10,190.25        1,538.96      596.70      12,325.92

Growth and Income Fund
     A Shares               34,960.00       12,306.73    6,310.85      53,577.58
     B Shares               11,454.43          132.30      315.91      11,902.64

Capital Growth Fund
     A Shares               35,650.00        6,047.67    3,139.91      44,837.58
     B Shares               11,277.88          481.89       48.83      11,808.60

Equity Fund                 12,240.00        5,436.94    1,480.01      19,156.95

Small Cap Equity Fund
     A Shares               15,070.00          ---          55.16      15,125.16
     B Shares               13,178.23          ---          31.09      13,209.32

Bond Fund                   10,910.00          273.37    4,193.78      15,377.14

Short-Term Bond Fund        10,080.00           16.32    3,107.56      13,203.88

         Had the maximum sales charge (4.50% for the U.S. Government Income Fund, Balanced Fund and Equity Income Fund and 4.75% for the Growth and Income Fund, Capital Growth Fund and Small Cap Equity Fund) been in effect for Class A Shares, and 4% CDSC for the B Shares of each Fund except the Small Cap Equity Fund which assumes a 5% CDSC) the average annual total rate of return figures for the same periods would have been as follows:

                         VALUE OF         VALUE OF        VALUE OF
PERIOD ENDED             INITIAL $10,000  CAPITAL GAINS   REINVESTED
OCTOBER 31,   1995       INVESTMENT      DISTRIBUTIONS    DIVIDENDS  TOTAL VALUE
--------------------------------------------------------------------------------

U.S. Government
Income Fund
  A Shares              $10,887.00        $1,017.11     $8,324.25    $20,228.36
  B Shares                9,111.19           183.40      1,115.89     10,410.48

Balanced Fund
  A Shares               11,889.75           276.67      1,274.76     13,441.17
  B Shares               10,625.87           247.10        674.74     11,547.71

Equity Income Fund        9,731.70         1,469.70        569.85     11,771.25


Growth and Income Fund
  A Shares               33,299.40        11,722.16      6,011.09     51,032.65
  B Shares               11,054.43           132.30        315.91     11,502.64

Capital Growth Fund
  A Shares              $33,956.63        $5,760.40     $2,990.77    $42,707.80
  B Shares               10,877.88           481.89         48.83     11,408.60

Small Cap Equity Fund
A Shares                 14,354.18           ---            52.54     14,406.72
B Shares                 12,709.32           ---            31.09     12,709.32

                        DETERMINATION OF NET ASSET VALUE


         Each class of shares of each Fund determines its net asset value per Share each day as of the regular close of the New York Stock Exchange, or 4:15 p.m. for Funds holding options, in the case of a Fixed Income or Equity Fund) during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing its net assets attributable to that class by the number of its shares outstanding in that class at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The Adviser is closed on the following days: Martin Luther King Junior Day, Columbus Day and Veteran's Day. The Adviser is closed on the following: Martin Luther King Junior Day, Columbus Day and Veteran's Day. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)


         Equity securities in a Fund's or Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's or Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of
Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in a Fund's or Portfolio's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule.

         With respect to the Growth and Income Fund and Capital Growth Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. As of 4:00 p.m. (Eastern Time) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following day the New York Stock Exchange is open for trading.


                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as ShortShort Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by such Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (3) the transaction is one that was marketed or sold to such Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Fund's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by certain of the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentality's of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")) (Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions


         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A and Class B shares are calculated at the same time . In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of "small business" stock will be subject to tax.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by an Equity Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as Subchapter S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Equity Fund from domestic corporations for the taxable year. A dividend received by an Equity Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Equity Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Equity Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Equity Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends- received deduction.

         For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from an Equity Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     MANAGEMENT OF THE FUNDS AND PORTFOLIOS

                       TRUSTEES AND OFFICERS OF THE TRUST

         The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

TRUSTEES


FERGUS REID, III* - Chairman of the Board of Trustees. Chairman of the Board of Trustees of Mutual Fund Trust and Trustee of Certain Portfolios advised by Chase (the "Portfolios") ; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Portfolios; from 1982 through 1984, Managing Director, Bernhard Associates (venture capital firm). Address:
202 June Road, Stamford, Connecticut 06940.

DR. RICHARD E. TEN HAKEN - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Former District Superintendent of Schools, Monroe No.2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting
Committees, Member of the Executive Committee; Chairman of the Board and President, New York State Teachers' Retirement System.
Address:  4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Vice President and Treasurer, Ingersoll- Rand Company.
Address:  49 Aspen Way, Upper Saddle River, New Jersey 07458.



JOHN R.H. BLUM - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Attorney in Private Practice; formerly, a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995.
Address:  322 Main Street,  Lakeville, Connecticut  06039.

JOSEPH J. HARKINS* - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address:  257 Plantation Circle South,  Ponte Vedra Beach,   Florida 32082.

H. RICHARD VARTABEDIAN* - Trustee. President and Trustee of the Trust and Mutual Fund Trust; Chairman and President of the Portfolios; Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991.
Address:  P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576

STUART W. CRAGIN, JR. - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries.
Address:  108 Valley Road, Cos Cob, connecticut 06807.

IRVING L. THODE - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business.
Address:  80 Perkins Road, Greenwich, Connecticut 06830.

The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of those meetings.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins*, Reid, and Vartabedian*. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1995.

* Interested Trustees as defined under the 1940 Act.

Remuneration of Trustees and Certain Executive Officers:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1995 for each Trustee of the Trust:



                                           Vista     Vista
                                Vista      Equity    Growth            Vista          Vista         Vista
                              Balanced     Income      and            Capital         Equity         Bond
                                Fund        Fund     Income           Growth           Fund          Fund
                                                      Fund             Fund

Fergus Reid, III, Trustee      241.30      $96.13    $14,393.16      $7,594.67        $540 .99      $468.64

Richard E. Ten Haken,          160.88       64.07      9,595.45       5,063.12          360.67       312.41
Trustee

William J. Armstrong,          160.88       64.07      9595 .45       5,063.12          360.67       312.41
Trustee

John R.H. Blum, Trustee        190.83       62.60      9,376.63       4,955.42          352.06       305.11

Joseph J. Harkins, Trustee     160.88       64.07      9,595.45       5,063.12          360.67       312.41

H. Richard Vartabedian,        169.60       67.79     10,159.13       5,376.61          330.18       330.18
Trustee

Stuart W. Cragin, Jr.,         160.88       64.07      9,595.45       5,063.12          360.67       312.41
Trustee

Irving L. Thode, Trustee       160.88       64.07      9,595.45       5,063.12          360.67       312.41





                                      Vista                Vista                      Vista
                                      Short      Vista     Small         Vista        Global       Vista
                                      Term       U.S.       Cap      International    Fixed      Southeast      Vista        Vista
                                      Bond    Government  Equity         Equity       Income       Asian        Japan      European
                                      Fund       Fund      Fund           Fund         Fund         Fund         Fund        Fund
                                      ----       ----      ----           ----         ----         ----         ----        ----

Fergus Reid, III, Trustee            298.13     $919.27     $172.16     $315.97       $8.47          0            0            0

 Richard E. Ten Haken, Trustee       195.40     612.85       114.79      210.64        5.64          0            0            0

 William J. Armstrong, Trustee       195.40     612.85       114.79      210.64        5.64          0            0            0

John R.H. Blum, Trustee              190.83     598.68       114.79      205.42        5.64          0            0            0

Joseph J. Harkins, Trustee           195.40     612.85       114.79      210.64        5.64          0            0            0

H. Richard Vartabedian, Trustee      206.44     646.75       133.68      219.47        5.64          0            0            0

Stuart W. Cragin, Jr., Trustee       195.40     612.85       114.79      210.64        5.64          0            0            0

Irving L. Thode, Trustee             195.40     612.85       114.79      210.64        5.64          0            0            0








                                         Pension or              Total
                                         Retirement           Compensation
                                      Benefits Accrued         from "Fund
                                      as Fund Expenses        Complex"(1)

Fergus Reid, III, Trustee                     0             $78,456.65

 Richard E. Ten Haken, Trustee                0              52,304.39

William J. Armstrong, Trustee                 0              52,304.39

John R.H. Blum, Trustee                       0              51,304.37

Joseph J. Harkins, Trustee                    0              52,304.39

H. Richard Vartabedian, Trustee               0             74,804 .44

Stuart W. Cragin, Jr., Trustee                0              52,304.39

Irving L. Thode, Trustee                      0              52,304.39





(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two (Portfolios) Funds advised by the Adviser.

VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 5, 3, 3 and 3, respectively.



               HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

               40,000        45,000          50,000         55,000

YEARS OF
 SERVICE               ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

   10          40,000        45,000          50,000          55,000

    9          36,000        40,500          45,000          49,500

    8          32,000        36,000          40,000          44,000

    7          28,000        31,500          35,000          38,500

    6          24,000        27,000          30,000          33,000

    5          20,000        22,500          25,000          27,500





Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Fund on whose Board the Trustee sits, subject to the Trustee's election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year:
Messrs. Ten Haken, Thode and Vartabedian.

PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.

Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc.

Ann Bergin - Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista BrokerDealer Services, Inc.

OWNERSHIP OF SHARES OF THE PORTFOLIOS. The Trustees and officers as a group directly or beneficially own less than 1% of each Portfolio.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The  Fund pays no direct remuneration to any officer of the Trust.


     The Trustees of the Growth and Income Portfolio are H. Richard Vartabedian, Chairman, Richard Ten Haken, Stuart W. Cragin, Jr., Fergus Reid, III and Irv Thode. The Trustees of the Capital Growth Portfolio are H. Richard Vartabedian, Chairman, Joseph Harkins, Stuart W. Cragin, Jr., Fergus Reid, III and Irv Thode.


                                     ADVISER


         Chase serves as the Adviser to the Fund. On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

         Subsequent to the Holding Company Merger, it is expected that the Adviser will be merged with and into Chemical Bank. a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July, 1996.

         Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

         The Adviser manages the assets of each Fund pursuant to Investment Advisory Agreements, dated as of August 19, 1987 for each of the Funds except the Bond Fund, Short-Term Bond Fund and Equity Fund (December 31, 1992) Balanced Fund (August 4, 1992, Equity Income Fund (May 13, 1993) (the "Advisory
Agreements"). In addition, the Adviser manages the assets of the Portfolios pursuant to an investment advisory contract substantially similar to that previously existing for the Growth and Income Fund and Capital Growth Fund. Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for each Fund and Portfolio. Pursuant to the terms of the Advisory Agreements, the Adviser provides each Fund and Portfolio with such investment advice and supervision as it deems necessary for the proper supervision of each Fund's or Portfolio's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's or Portfolio's assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds and Portfolios. The other expenses attributable to, and payable by the Funds, are described under "Expenses" in the Prospectus. The Advisory Agreement for each Fund and Portfolio will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.


         Pursuant to the terms of each of the Advisory Agreements, the Adviser is permitted to render services to others. Each Advisory Agreement is terminable without penalty by the Trust on behalf of each Fund and Portfolio on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). Each Advisory Agreement provides that the Adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         With respect to the Equity Funds or Equity Portfolios, the equity research team of the Adviser looks for two key variables when analyzing stocks for potential investment in equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks. A proprietary computer model gauges potential performance and relative value of about 1,500 stocks. The equity research team then considers a company's cash flow, the stock's price earning ratio, price-to-book ratio and dividend level. The team uses a model that helps forecast how the selected stocks will react to different economic trends.

     The top 20 percent of stocks picked by the computer model are then studied further by the team by seeking out the opinions of leading analysts and doing hands-on research, such as interviewing corporate managers. This research helps narrow the field from the 250 to 300 stocks accepted by the computer model.

         In the event the operating expenses of any Fund or Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund or Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund or Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to such Fund or Portfolio during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


         In consideration of the services provided by the Adviser pursuant to the Advisory Agreements, each Fund pays an investment advisory fee computed and paid monthly based on a rate equal to a specified percentage 0.25% for the Short-Term Bond Fund; 0.30% for the U.S. Government Income Fund, and the Bond Fund; and 0.40% for the Equity Income Fund, the Growth and Income Fund, the Capital Growth Fund and the Equity Fund ; 0.50% for the Balanced Fund and 0.65% for the Small Cap Equity Fund) with respect to each Fund's average daily net assets, on an annualized basis for such Fund's then-current fiscal year. After implementation of the master fund/feeder fund structure, the Growth and Income Portfolio and Capital Growth Portfolio will pay the same advisory fee as that presently paid by the Growth and Income Fund and Capital Growth Fund. However, each Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

         For the fiscal years ended October 31, 1993 , 1994 and 1995, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

                          FISCAL YEAR-ENDED OCTOBER 31,

FUND                    1993                  1994               1995
                  PAYABLE  WAIVED       PAYABLE  WAIVED     PAYABLE  WAIVED
--------------------------------------------------------------------------------
U.S. GOVERNMENT
INCOME FUND       $227,496 ($107,208)  $351,680 ($234,236)   $319,705 ($220,998)

GROWTH AND
INCOME FUND       $1,878,340 none      $296,161  none             **

CAPITAL GROWTH
FUND              $430,099   none      $71,213   none             **

BALANCED FUND     --- ---              $103,522 ($103,522)   $145,295 ($145,295)

EQUITY INCOME     --- ---              $52,804   ($31,989)   $44,277  ($35,433)
FUND

EQUITY FUND       *   ---              $378,813 ($378,813)   $250,452 ($250,452)

BOND FUND         *   ---              $167,780 ($167,780)   $162,618 ($162,618)

SHORT-TERM

BOND FUND         *   ---              $137,634 ($137,634)   $85,353  ($85,353)

SMALL CAP
EQUITY FUND       --- ---              --- ---               $130,401 ($130,401)





         * For the Fiscal year ended October 31, 1993 the Equity Fund, Bond Fund and Short-Term Bond Fund paid or accrued and voluntarily waived the amounts in parentheses of $463,533 ($463,533), $166,164 ($166,164) and $177,700 ($177,700),
respectively.

         ** The Funds do not have an investment adviser because the Trust seeks to achieve the investment objective of the Funds by investing all of the investable assets of each respective Fund in each respective Portfolio. The Portfolios' investment adviser is The Chase Manhattan Bank, N.A. (the "Adviser"), which also serves as the Funds' administrator.



                                  ADMINISTRATOR


         Pursuant to an Administration Agreement, dated as of January 1, 1989 as amended September 30, 1993 (the "Administration Agreement"), Chase serves as administrator of the Trust. Chase provides certain administrative services to the Trust and Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's and Portfolio's independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The administrator does not have any responsibility or authority for the management of the Funds or Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

         Under the administration agreements Chase renders administrative services to others. The administration agreements will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the administration agreement or "interested persons" (as defined in the 1940 Act) of any such party. The administration agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The administration agreements also provide that neither Chase or their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the administration agreements.

         In addition, the administration agreements provide that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by Chase pursuant to the administration agreements, the Administrator receives from each Fund a fee computed and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the Growth and Income Fund and Capital Growth Fund, Chase receives from each of the Funds and the Portfolios a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund.

         For the fiscal years ended October 31, 1993, 1994 and 1995, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:

                          FISCAL YEAR-ENDED OCTOBER 31,

FUND                    1993                  1994               1995
                  PAYABLE  WAIVED       PAYABLE  WAIVED     PAYABLE  WAIVED
--------------------------------------------------------------------------------
U.S.
GOVERNMENT
INCOME FUND       $75,832 ($35,736)     $117,228 ($78,078)  $106,559 ($76,094)

GROWTH AND
INCOME            $469,585 none         $637,264 none       $830,077 ($252,586)
FUND

CAPITAL GROWTH    $107,524 none         $208,866 none       $435,695 ($116,282)
FUND

BALANCED FUND     --- ---               $20,704 ($20,704)   $29,053  ($29,053)

EQUITY INCOME
FUND              --- ---               $13,201 ($7,764)    $11,069  ($8,855)

EQUITY FUND       *                     $94,703 ($94,703)   $62,613  ($62,613)

BOND FUND         *                     $55,927 ($55,927)   $54,206  ($54,206)

SHORT-TERM
BOND FUND         *                     $55,054 ($55,054)   $34,141  ($34,141)

SMALL CAP
EQUITY FUND       --- ---                 ---      ---      $20,040  ($20,040)

         * For the fiscal year ended October 31, 1993, the Equity Fund, Bond Fund and Short-Term Bond Fund Chase voluntarily waived its entire Administrative Fee of $155,883, $55,388 and $71,080, respectively.



                                   DISTRIBUTOR

DISTRIBUTION PLAN

         The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of the Class A Shares of the Income and Equity Funds and the Vista Shares of the Tax Free Money Market Funds which provides that each of the Funds shall pay a distribution fee (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of its Shares average daily net assets for distribution services (exclusive of any expenses incurred by the Distributor in connection with print or electronic media advertising). The Distributor may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Each of the Funds is also permitted to pay the Distributor an additional fee not to exceed 0.05% per annum of its Shares' average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising for its shares. The Funds have not made any payment of such an additional fee as of the date of this Statement of Additional Information.

         As noted above the Class B shareholders will pay a distribution fee of 0.75% of average daily net assets under a Rule 12b-1 Distribution Plan. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4% of the purchase price of the shares sold by such dealer. The principal underwriter will use its own fund or funds facilitated by the Distributor (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum of 0.75% of average daily net assets represented by Class B shares it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

         Because of the 0.75% limitation on the compensation paid to the Distributor during such fiscal year, a large portion of the commissions attributable to sales of Class B shares will be accrued and paid by the Fund to the Distributor in fiscal years subsequent to the years in which the Class B shares are sold.

         Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on December 16, 1991. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of such Fund (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

         Since the Basic Distribution Fee is not directly tied to actual expenses, the amount of Basic Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those described above with respect to expenses incurred in connection with print or electronic media advertising, by which the Distributor's compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

         For the fiscal year ended October 31, 1995, the Distributor was paid or accrued the following Basic Distribution Fees and voluntarily waived the amounts of such fees:



Fund                               Paid/Accrued                Waived
--------------------------------------------------------------------------------
U.S. Government Income Fund
    A Shares                      $246,262                    ($49,250)
    B Shares                      $60,477                     none

Growth and Income Fund
    A Shares                      $3,610,606                  none
    B Shares                      $1,619,344                  none

Capital Growth Fund
    A Shares                      $1,673,901                  none
    B Shares                      $1,501,615                  none

Balanced Fund
    A Shares                         $60,657                 ($12,130)
    B Shares                         $35,952                     none

Equity Income Fund                   $27,673                  ($5,535)

Equity Fund                         $156,533                 ($55,921)

Bond Fund                           $135,515                 ($88,485)

Short-Term Bond Fund                 $85,353                 ($77,817)

Small Cap Equity Fund
   A Shares                          $35,265                  ($8,946)
   B Shares                          $44,661                   none



         With respect to the shares of the A Shares of the Funds, the Basic Distribution Fee was allocated as follows:


                     PRINTING,  POSTAGE      SALES            ADVERTISING &
 FUND                  AND HANDLING         COMPENSATION     ADMINISTRATIVE
FILINGS

U.S. Government
Income Fund                 $42,141            $120,768        $34,063

Growth and Income Fund     $772,309          $2,213,301       $624,274

Capital Growth Fund        $358,047          $1,026,101       $289,417

Balanced Fund               $10,380             $29,747         $8,390

Equity Income Fund        $4,735             $13,571          $3,828

Equity Fund               $21,521            $61,675         $17,396

Bond Fund                 $10,060            $28,829          $8,131

Short-Term Bond Fund      $1,612             $4,620           $1,303

Small Cap Equity Fund     $5,630             $16,134          $4,551



DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

         The Trust has entered into a Distributor and Sub-Administration Agreement dated April 2, 1990 as amended June 1, 1990, August 4, 1992 and
September 30, 1993 (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each of the Vista Shares. As of April 1, 1990, the Distributor became a wholly-owned subsidiary of Concord Financial Group. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

         The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to
it  under  the   Distribution   Agreement   with  respect  to  each  Fund.
For the fiscal years ended October 31, 1993 , 1994 and 1995 the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:


                          FISCAL YEAR-ENDED OCTOBER 31,

FUND                    1993                  1994               1995
                  PAYABLE  WAIVED       PAYABLE  WAIVED     PAYABLE  WAIVED
--------------------------------------------------------------------------------
U.S. GOVERNMENT
INCOME FUND       $37,917 ($17,868)    $58,614    none     $53,284   none

GROWTH AND
INCOME FUND       $234,794 none       $637,264    none    $830,077   none

CAPITAL GROWTH
FUND              $53,763  none       $208,866    none    $435,488   none

BALANCED
FUND              ---                  $10,352 ($10,352)   $14,527 ($14,527)

EQUITY INCOME
FUND              ---                 $6,60       none      $5,535   none

EQUITY FUND       *                   $47,352     none     $31,306   none

BOND FUND         *                   $27,963     none     $27,103   none

SHORT-TERM
BOND FUND         *                    $27,527   none    $17,071    none

SMALL CAP
EQUITY FUND       ---                  ---               $10,030
$3,488



* For the fiscal year ended June 30, 1992, Trinity Equity Fund, Trinity Bond Fund and Trinity Short-Term Bond Fund paid Trinity Capital Management distribution and sub-administration fees equal to $98,825, $39,198 and $75,404, respectively.




           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN


         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of each of the Shares of the Income Funds and the Equity Funds represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund. It is the present intention of the Trust that no such fee will be paid by the Bond Fund, Short-Term Bond Fund or Equity Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

                          FISCAL YEAR-ENDED OCTOBER 31,

FUND                    1993                  1994               1995
                  PAYABLE  WAIVED       PAYABLE  WAIVED     PAYABLE  WAIVED
--------------------------------------------------------------------------------
U.S. GOVERNMENT
INCOME FUND       $211,063 ($99,758)    $293,070 ($177,004) $266,421 ($197,001)

GROWTH AND
INCOME FUND       $1,126,760  none    $3,186,323   none   $4,150,388   none

CAPITAL
GROWTH FUND       $261,208    none    $1,043,992   none   $2,177,440   none

BALANCED FUND     ---                    $51,761  ($45,962)  $72,641  ($48,520)

EQUITY
INCOME FUND       ---                    $33,030  ($22,131)  $26,964  ($26,964)

SMALL CAP
EQUITY FUND       ---                         ---            $14,887   none



         The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and Portfolio for which Chase receives compensation as is from time to time agreed upon by the Trust (or Portfolio) and Chase. However, Chase has agreed not to charge its custodian fees with respect to the Bond Fund, Short-Term Bond Fund and Equity Fund. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.


         In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.


                             INDEPENDENT ACCOUNTANTS


         The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 1995, have been so incorporated by reference in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse provides the Funds with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.




                              FINANCIAL STATEMENTS

      The audited financial statements for the fiscal year ended October 31, 1995 of each Fund are incorporated herein by reference to the Portfolio's annual report to shareholders as filed with the Securities and Exchange Commission by the Trust on Form N-30D on December 29, 1995, accession number 0000950123-95-003915.

                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         Mutual Fund Group is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because certain of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of any such Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.

         The Trust currently consists of 15 Funds of shares of beneficial interest without par value. With respect to certain of the Equity and Income Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder
Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.


         The Balanced Fund, U.S. Government Income Fund, Growth and Income Fund , Capital Growth Fund and Small Cap Equity Fundoffer both Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses.


         Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.75% of the public offering price. Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital distributions. Approximately eight years after purchase, Class B shares will automatically convert to Class A shares.


         In general, absent waivers, Class A and Class B shares each have an annual shareholder servicing fee of 0.25% of average daily net assets. The Class A Shares of the Small Cap Equity Fund do not have a Shareholder Servicing fee. In addition, absent waivers, Class A has an annual distribution fee under Rule 12b-1 of 0.25% of average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of average daily net assets. Moreover, expenses borne by each class may differ slightly because of the allocation of other classspecific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.


     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

         Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

     o Prohibitions on investment personnel acquiring securities in initial offerings;

         o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
         o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
         o A prohibition on access persons acquiring securities that are pending execution by one of the Funds or Portfolios until 7 days after the transactions of the Funds or Portfolios are completed;
         o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be per mitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
         o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
         o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
         o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;
         o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations);
         o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and
         o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.


                                Principal Holders


         As of January 31, 1996, the following persons owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the following classes or Funds:

U.S. GOVERNMENT INCOME - A

Carriers ILA CFS   Container Royalty Fund                                14.86%
  C/O CCC Inc.
One Evertrust Plaza
Jersey City, NJ  07302-3051




Carriers ILA CFS Container Royalty Fund                          9.90%
One Evertrust Plaza
Jersey City, NJ  07302-3051



Chase Manhattan Bank  N.A.                                       9.07%
Global Securities Services Omnibus
3 Chase Metrotech Center
Brooklyn, NY  11245- 0002

Trulin & Co                                                      7.28%
Chase Manhattan Bank
 P.O. Box 1412
Rochester, NY  14603-1412

Testa and Co.                                                    5.42%
C/O Chase Manhattan Bank
P.O. Box 1412
Rochester, NY  14603-1412

BALANCED FUND - A

Chase Manhattan Bank  N.A  .                                   21.84%
Global Securities Services Omnibus
3 Chase Metrotech Center
Brooklyn, NY  11245- 0002

 Testa and Co.                                                 20.32%
C/O Chase Manhattan Bank
P.O. Box 1412
Rochester, NY  14603-1412

Trulin & Co                                                    8.98%
Chase Manhattan Bank
P.O. Box 1412
Rochester, NY  14603-1412


GROWTH AND INCOME FUND - A

CMB Thrift Incentive Plan 13.58% 3 MetroTech Center - 5th Fl.
Brooklyn, NY  11245-0001


CAPITAL GROWTH FUND


Charles Schwab & Co., Inc.                                      8.10%
Reinvest Acct.
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

SMALL CAP EQUITY FUND - A

Charles Schwab & Co., Inc.                                      13.40%
Reinvest Acct.
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

Jupiter & Co.                                                    9.85%
C/O Investors BankTrust Co.
P.O. Box 1537 TOP 57
Boston, MA  02205-1537

EQUITY FUND


 Trulin & Co                                                   78.40%
Chase Manhattan Bank
 P.O. Box 1412
Rochester, NY  14603-1412

Testa and Co.                                                    8.89%
C/O Chase Manhattan Bank
P.O. Box 1412
Rochester, NY  14603-1412

Liva & Co.                                                       5.75%
C/O Chase Manhattan Bank
Trust Securities/Mutual Funds
One Chase Square
Rochester, NY  14643-0001

Penlin & Co.                                                     5.19%
C/O Chase Manhattan Bank
Trust Securities/Mutual Funds
One Chase Square
Rochester, NY  14643-0001





BOND FUND


 Trulin & Co                                                   91.53%
Chase Manhattan Bank
 P.O. Box 1412
Rochester, NY   14603-1412


 SHORT-TERM BOND FUND

 Trulin & Co                                                   74.41%
Chase Manhattan Bank
 P.O. Box 1412
Rochester, NY   14603-1412

Testa and Co.                                                    9.48%
C/O Chase Manhattan Bank
P.O. Box 1412
Rochester, NY  14603-1412

               Specimen Computations of Offering Prices Per Share



 U.S. Government Income Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share of Beneficial Interest
     at October 31,   1995.........................................      $11.40

Maximum Offering Price per Share ($11.40 divided by .955)
     (reduced on purchases of $100,000 or more)....................      $11.94



B Shares:

Net Asset Value and Redemption Price per Share of Beneficial........    $11 .37

 Growth and Income Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at October   31, 1995................................      $34.96

Maximum Offering Price per Share ($34.96 divided by .9525)
     (reduced on purchases of $100,000 or more) ...................      $36.70


B Shares:

Net Asset Value and Redemption Price per Share of Beneficial

     Interest at October 31, 1995..... ............................      $34.81


 Capital Growth Fund (specimen computations)


A Shares:

Net Asset Value and Redemption Price per Share of Beneficial

     Interest at October 31,   1995................................      $35.65

Maximum Offering Price per Share ($35.65 divided by .9525)
     (reduced on purchases of $100,000 or more.....................      $37.43


B Shares:

Net Asset Value and Redemption Price per Share of Beneficial

     Interest at October   31,1995.................................      $35.39

 Equity Income Fund (specimen computations)


Net Asset Value and Redemption Price per Share of Beneficial

     Interest at October 31,   1995................................      $13.39

Maximum Offering Price per Share ($13.39 divided by .955)
     (reduced on purchases of $100,000 or more...... ..............      $14.02

 Balanced Fund (specimen computations)

A Shares:


Net Asset Value and Redemption Price per Share of Beneficial

     Interest at October 31,   1995...............................      $12.45

Maximum Offering Price per Share ($12.45 divided by .955)
     (reduced on purchases of $100,000 or more)...................      $13.04

 B Shares:


Net Asset Value and Redemption Price per Share of Beneficial

     Interest at October 31,   1995...............................      $12.36


 Equity Fund (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at October 31, 1995.................................      $12.24


Bond Fund (specimen computations)


Net Asset Value and Redemption Price per Share of Beneficial  Interest
     at October 31, 1995..........................................      $10.91


Short-Term Bond Fund (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at October 31,   1995...............................      $10.08

Small Cap Equity Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at October 31, 1995.................... ............      $15.07

Maximum Offering Price per Share ($15.07 divided by .9525)

     (reduced on purchases of $100,000 or more)...................      $15.82

B Shares:

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at October 31, 1995.................................      $15.01

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS


         Moody's Investors Service, Inc. - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporation - Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than bonds in higher rated categories.


         Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

         Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

         Bonds rated TBW-1 are judged by Thomson BankWatch, Inc. to be of the highest credit quality with a very high degree of likelihood that principal and income will be paid on a timely basis. Bonds rated TBW-2 offer a strong degree of safety regarding repayment. The relative degree of safety, however, is not as high as TBW-1.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1-Highest Quality; Prime 2-Higher Quality; Prime 3-High Quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess safety characteristics. Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          MARCH 1,  1996




                               IEEE BALANCED FUND
                  125 W. 55TH STREET, NEW YORK, NEW YORK 10019





Table of Contents                                                          Page


Investment Objective, Policies and Restrictions..........................      2
Performance Information..................................................     10
Determination of Net Asset Value.........................................     12
Tax Matters..............................................................     13
Management of the Fund...................................................     20
Independent Accountants..................................................     31
Financial Statements.....................................................     32
General Information......................................................     31



         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated March 1 1996. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Fund's distributor, at the above-listed address.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

For more information about your account, simply call the Vista Service Center at our toll-free number:

         1-800-34-VISTA
         Vista Service Center
         P.O. Box 419392
         Kansas City, MO  64141


                                                                       IEBAL-SAI

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


                              INVESTMENT OBJECTIVE

         The investment objective of the Fund is to provide its shareholders with a maximum total return through a combination of long-term growth of capital and current income. Of course, there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be changed without approval by the Fund's shareholders.


                               INVESTMENT POLICIES

         The following information supplements and should be read in conjunction with the sections of the Fund's Prospectus entitled "Investment Objectives and Policies" and "Additional Information on Investment Policies and Techniques".

         U.S. GOVERNMENT SECURITIES -- As indicated in the Prospectus, although the Fund invests primarily in equity and fixed-income securities, it may also maintain cash reserves and invest in a variety of short-term debt securities, including obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and have been established or sponsored by the U.S. Government include the Department of Housing and Urban Development, the Government National Mortgage Association, the Farmers Home Administration, the Small Business Administration, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. Certain of these securities may not be backed by the full faith and credit of the U.S. Government.

         BANK OBLIGATIONS -- Investments by the Fund in short-term debt securities as described above also include investments in obligations (including certificates of deposit and bankers' acceptances) of those U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

         A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

         COMMERCIAL PAPER -- Investments by the Fund in short-term debt securities also include investments in commercial paper, which represents short-term, unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased for the Fund will consist of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's or "A-1" or better by Standard & Poor's, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in the Sub-Adviser's opinion, of an investment quality comparable to rated commercial paper in which the above-referenced Funds may invest. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations and such ratings indicate that the ability to pay principal and interest is very strong.

         REPURCHASE AGREEMENTS -- The Fund may, when appropriate, enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed under the Investment Company Act of 1940 ("1940 Act") to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Trust's Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. The Fund will not be invested in a repurchase agreement maturing in more than seven days if any such investment together with securities subject to restrictions on transfer held by the Fund exceed 15% of its total net assets. (See paragraph 4 under "Investment Restrictions" on page 4) Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

         LOANS OF PORTFOLIO SECURITIES -- Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from institutional investors such as the Fund. The Fund reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, the Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice.

         During the existence of a loan, the Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The Fund does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by the Fund to be of good standing, and when, in the judgment of the Fund, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event the Fund makes securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

         NON-DIVERSIFICATION -- The Trust has registered as a "non-diversified" investment company, which means that more than 5% of the assets of the Fund may be invested in the obligations of an issuer, subject to diversification requirements applicable to the Fund under federal tax laws. At present, these requirements do not permit more than 25% of the value of the Fund's total assets to be invested in securities (other than various securities issued or guaranteed by the United States or its agencies or instrumentalities) of any one issuer, at the close of any calendar quarter. Since a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.


         Shareholder  approval is not  required to change any of the  investment
policies  discussed  above,   except  as  otherwise  noted  herein  and  in  the
Prospectus.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         The Fund may not:

                  (1) borrow money or pledge, mortgage or hypothecate its assets, except that, as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed by the Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to the Fund's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; the Fund will not purchase investment securities if its outstanding borrowing exceeds 5% of the value of the Fund's total assets; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter;

                  (2) purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to the Fund's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions;

                  (3) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                  (4) knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 15% of the Fund's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days). (This limitation may be subject to additional restrictions imposed by jurisdictions in which the Fund's shares are offered for sale (currently 10%). See "State and Federal Restrictions" below.);

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than with respect to the Fund's permissible futures and options transactions (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of its ownership of securities);

                  (6) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

                  (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

                  (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund, at market value at the time of each investment, may be invested in any one industry, except that, with respect to the Fund's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction;

                  (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

                  (10)  acquire  or  retain  the   securities  of  any  open-end
         investment company.

         The Fund is not permitted to make loans to other persons, except (i) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days, or (iii) by purchasing, subject to the limitation in paragraph 4 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

         For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In addition, the Fund has adopted the following operating policy with respect to repurchase agreements which is not fundamental and which may be changed without shareholder approval. The Fund may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and securities dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed-upon delivery date, the Fund would have the right to sell the securities constituting the collateral; however, the Fund might thereby incur a loss and in certain cases may not be permitted to sell such securities. Moreover, as noted above in paragraph 5, the Fund may not, as a matter of fundamental policy, invest more than 15% of its total assets in repurchase agreements maturing in more than seven days. (This limitation may be subject to additional restrictions imposed by jurisdictions in which the Fund's shares are offered for sale (currently 10%). See "State and Federal Restrictions" below.)

         The Fund has no current intention of making short sales of securities or maintaining a short position in the foreseeable future.

         STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, the Fund will not: (i) sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (ii) invest for the purpose of exercising control or management, (iii) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the securities of any registered investment company will not be purchased on behalf of the Fund if such purchase at the time thereof would cause more than 5% or 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer or the securities of registered investment companies, respectively, or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that securities issued by any open-end investment company shall not be purchased on behalf of the Fund, (iv) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are not readily marketable, (v) as to 50% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (vi) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, (vii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (viii) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of an Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

         PERCENTAGE AND RATING RESTRICTIONS: If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security of a Fund will not be considered a violation of policy.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Specific decisions to purchase or sell equity securities for the Fund are made by a portfolio manager who is an employee of the Sub-Adviser to the Fund and who is appointed and supervised by senior officers of the Sub-Adviser. Specific decisions to purchase or sell fixed-income or debt securities are made by the Institute of Electrical and Electronics Engineers, Inc. ("IEEE") subject to oversight by the Sub-Adviser. Changes in the Fund's investments are reviewed by the Adviser and the Board of Trustees. The Fund's portfolio managers may serve other clients of the Sub-Adviser or IEEE, respectively, in a similar capacity.


         The frequency of the Fund's portfolio transactions -- the Fund's portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Sub-Adviser will weigh the added costs of short-term investment against anticipated gains. For the period from November 1 , 1993 to October 31, 1994, the rate of portfolio turnover for the Fund was 28%. For the fiscal year ended October 31, 1995, the rate of portfolio turnover for the Fund was 30%.


         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Sub-Adviser. At present, no other recapture arrangements are in effect.

         Under the Fund's Investment Advisory Agreement, the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Fund or to its clients. Not all of such services are useful or of value in advising the Fund.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Sub-Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Sub-Adviser.

         The Sub-Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Sub-Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

         The management fees that the Adviser pays to the Sub-Adviser will not be reduced as a consequence of the Sub-Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Adviser in serving the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Sub-Adviser, the Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         In certain instances, there may be securities that are suitable for the Fund as well as one or more of the Sub-Adviser's other clients. Investment decisions for the Fund and for the Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.


         For the fiscal year ended October 31, 1995, the Fund paid aggregate brokerage commissions of $9,695.


         No portfolio transactions are executed with the Adviser, the Sub-Adviser, IEEE or a Shareholder Servicing Agent, or with any affiliate of the Adviser, the Sub-Adviser, IEEE or a Shareholder Servicing Agent, acting either as principal or as broker.


                             PERFORMANCE INFORMATION

                              TOTAL RATE OF RETURN

         The Fund's  total rate of return for any period will be  calculated  by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


         The average annual total rate of return for the Fund, reflecting the initial investment and reinvestment of dividends for the period from September 8, 1993 (commencement of operations) to October 31, 1995 was 7.22%. The average annual rate of return for the fiscal year ended October 31, 1994 and 1995 was (3.78%) and 19.93%, respectively.

                                YIELD QUOTATIONS

         Any current "yield" quotation of the Shares of the Fund shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


         The yield of the shares of the Fund for the thirty day period ended October 31, 1995 was 2.16%.


         From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as The Investment Company Institute.


                      NON-STANDARDIZED PERFORMANCE RESULTS

         The chart below reflects the net change in the value of an assumed initial investment of $10,000 in the Fund for the period from commencement date of business for the Fund. The values reflect an assumption that capital gain distributions and income dividends, if any, have been accepted in additional shares. From time to time, the Fund will provide these performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither the performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rate of return should be considered when comparing such performance results and total rate of return quotations of the fund with those published for other investment companies and other investment vehicles.

                    VALUE OF          VALUE OF         VALUE OF
PERIOD ENDED        INITIAL $10,000   CAPITAL GAINS    REINVESTED    TOTAL
OCTOBER 31,   1995  INVESTMENT        DISTRIBUTIONS    DIVIDENDS     VALUE
------------------  ----------        -------------    ---------    -------

IEEE Balanced Fund    $10,980.00      $61.31           $573.13     $11,614.43



                        DETERMINATION OF NET ASSET VALUE

         The Fund determines its net asset value per Share each day as of the regular close of trading on the New York Stock Exchange (normally 4:00 P.M. Eastern time, however, options are priced after 4:15 P.M.) on each business day during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of its shares outstanding at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

         Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-Term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

         Subject to compliance with applicable regulations and an election under Rule 18f-1, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Pursuant to an election under Rule 18f-1, the Fund has committed to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule.


                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


Qualification as a Regulated Investment Company

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gains Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.

Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.


         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(ii) by  application  of  Code  Section  246(b)  which  in  general  limits  the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).


         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the
U. S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 3% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             MANAGEMENT OF THE FUND

                              TRUSTEES AND OFFICERS

         The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, NY 10019.


TRUSTEES


FERGUS REID, III* - Chairman of the Board of Trustees. Chairman of the Board of Trustees of Mutual Fund Trust and Trustee of Certain Portfolios advised by Chase (the "Portfolios") ; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Portfolios; from 1982 through 1984, Managing Director, Bernhard Associates (venture capital firm). Address:202 June Road, Stamford, Connecticut 06940.

DR. RICHARD E. TEN HAKEN - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Former District Superintendent of Schools, Monroe No.2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting
Committees, Member of the Executive Committee; Chairman of the Board and President, New York State Teachers' Retirement System.
Address:  4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Vice President and Treasurer, Ingersoll- Rand Company.
Address:  49 Aspen Way, Upper Saddle River, New Jersey 07458.

JOHN R.H. BLUM - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Attorney in Private Practice; formerly, a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995.
Address:  322 Main Street,  Lakeville, Connecticut  06039.

JOSEPH J. HARKINS* - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address:  257 Plantation Circle South, Ponte Vedra Beach,   Florida 32082.

H. RICHARD VARTABEDIAN* - Trustee. President and Trustee of the Trust and Mutual

Monday, February 26, 1996  8:47PM
KL2:129841.3

Fund Trust; Chairman and President of the Portfolios; Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991.
Address:  P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576

STUART W. CRAGIN, JR. - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries.
Address:  108 Valley Road, Cos Cob, connecticut 06807.

IRVING L. THODE - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business.
Address:  80 Perkins Road, Greenwich, Connecticut 06830.

The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of those meetings.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins*, Reid, and Vartabedian*. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1995.

* Interested Trustees as defined under the 1940 Act.

Remuneration of Trustees and Certain Executive Officers:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1995 for each Trustee of the Trust:


                                                          Vista              Vista
                                      Vista              Equity             Growth            Vista          Vista         Vista
                                    Balanced             Income               and            Capital         Equity         Bond
                                      Fund                Fund              Income           Growth           Fund          Fund
                                                                             Fund             Fund
                                      ----                ----              ------           ------           ----          ----
Fergus Reid, III, Trustee            241.30              $96.13             $14,393.16      $7,594.67         $540.99      $468.64

Richard E. Ten Haken,                160.88               64.07               9,595.45       5,063.12          360.67       312.41
Trustee

William J. Armstrong,                160.88               64.07               9595 .45      5,063.12           360.67       312.41
Trustee

John R.H. Blum, Trustee              190.83               62.60               9,376.63       4,955.42          352.06       305.11

Joseph J. Harkins, Trustee           160.88               64.07               9,595.45       5,063.12          360.67       312.41

H. Richard Vartabedian,              169.60               67.79              10,159.13      5,376.61           330.18       330.18
Trustee

Stuart W. Cragin, Jr.,               160.88               64.07               9,595.45      5,063.12           360.67       312.41
Trustee

Irving L. Thode, Trustee             160.88               64.07               9,595.45      5,063.12           360.67       312.41






                                      Vista                       Vista                  Vista
                                      Short            Vista      Small        Vista     Global   Vista
                                      Term             U.S.        Cap     International Fixed  Southeast      Vista        Vista
                                      Bond          Government   Equity        Equity    Income   Asian        Japan      European
                                      Fund             Fund       Fund          Fund      Fund     Fund         Fund        Fund
                                      ----             ----       ----          ----      ----     ----         ----        ----

Fergus Reid, III, Trustee            298.13           $919.27      $172.16    $315.97    $8.47      0            0            0

 Richard E. Ten Haken, Trustee       195.40           612.85        114.79     210.64     5.64      0            0            0

 William J. Armstrong, Trustee       195.40           612.85        114.79     210.64     5.64      0            0            0

John R.H. Blum, Trustee              190.83           598.68        114.79     205.42     5.64      0            0            0

Joseph J. Harkins, Trustee           195.40           612.85        114.79     210.64     5.64      0            0            0

H. Richard Vartabedian, Trustee      206.44           646.75        133.68     219.47     5.64      0            0            0

Stuart W. Cragin, Jr., Trustee       195.40           612.85        114.79     210.64     5.64      0            0            0

Irving L. Thode, Trustee             195.40           612.85        114.79     210.64     5.64      0            0            0


                                           Pension or          Total
                                           Retirement       Compensation
                                        Benefits Accrued     from "Fund
                                        as Fund Expenses    Complex"(1)

Fergus Reid, III, Trustee                       0          $78,456.65

Richard E. Ten Haken, Trustee                   0           52,304.39

William J. Armstrong, Trustee                   0           52,304.39

John R.H. Blum, Trustee                         0           51,304.37

Joseph J. Harkins, Trustee                      0           52,304.39

H. Richard Vartabedian, Trustee                 0          74,804 .44

Stuart W. Cragin, Jr., Trustee                  0           52,304.39

Irving L. Thode, Trustee                        0           52,304.39





(1)  Data reflects total  compensation  earned during the period January 1, 1995
     to  December  31,  1995  for  service  as  a  Trustee  to  all   thirty-two
     (Portfolios) Funds advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 5, 3, 3 and 3, respectively.

               HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

              40,000            45,000         50,000        55,000

YEARS OF
 SERVICE                    ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

   10         40,000            45,000         50,000        55,000

    9         36,000            40,500         45,000        49,500

    8         32,000            36,000         40,000        44,000

    7         28,000            31,500         35,000        38,500

    6         24,000            27,000         30,000        33,000

    5         20,000            22,500         25,000        27,500





Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Fund on whose Board the Trustee sits, subject to the Trustee's election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year:
Messrs. Ten Haken, Thode and Vartabedian.

PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.

Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc.

Ann Bergin - Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista BrokerDealer Services, Inc.

OWNERSHIP OF SHARES OF THE PORTFOLIOS. The Trustees and officers as a group directly or beneficially own less than 1% of each Portfolio.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Fund pays no direct remuneration to any officer of the Trust.


                                   THE ADVISER

Chase serves as the Adviser to the Fund. On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. On December 11, 1995, the shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger. The Holding Company Merger is expected to be completed on or about March 31, 1996.

Subsequent to the Holding Company Merger, it is expected that the Adviser will be merged with and into Chemical Bank. a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Fund). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to occur in July, 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.


      The Adviser is responsible for overseeing the management of the assets of the Fund pursuant to an Investment Advisory Agreement, dated as of August 4, 1992 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, the Adviser is responsible for overseeing the management of the Fund and the investment of its assets. The Adviser also furnishes or procures on behalf of the Fund all services necessary for the proper conduct of the Fund's business. In addition to the foregoing, the Adviser selects, monitors and evaluates the Fund's Sub-Adviser. The primary factor in the Adviser's selection process in identifying qualified sub-advisers is demonstrable long-term, above average performance, as verified by independent performance measurement services. The Adviser will review the Sub-Adviser's performance records periodically, and will make changes if necessary, subject to trustee and shareholder approval. The Adviser furnishes at its own expense all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Advisory Agreement. The other expenses attributable to, and payable by the Fund, are described under "Expenses" in the Fund's Prospectus. The Advisory Agreement is currently in effect for two years, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

      Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by majority vote of its shareholders or by a vote of a majority of its Board of Trustees, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

      In addition, the Advisory Agreement generally provides that, in the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable to the Adviser during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


      In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Fund pays an investment advisory fee computed and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. The Adviser, however, may voluntarily agree to waive a portion of the fees payable to it. For the period from September 8, 1993 to October 31, 1993, Chase voluntarily waived its entire investment advisory fee in the amount of $4,520. For the period from November 1, 1993 through October 31, 1994, the Advisor was paid or accrued advisory fees in the amount of $50,780 and voluntarily waived fees in the amount of $14,011. For the year ended October 31, 1995, the Advisor was paid or accrued advisory fees in the amount of $62,347 and voluntarily waived fees in the amount of $4,796.



                                   SUB-ADVISER

      Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and the Sub-Adviser, Atlanta Capital Management Company (the "Sub-Adviser"), the Adviser has delegated to the Sub-Adviser the authority and responsibility to make and execute decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Adviser and the Board of Trustees of the Fund. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser has discretion to purchase and sell securities, except as limited by the Fund's investment objective, policies and restrictions.

      The Sub-Advisory Agreement provides for the payment to the Sub-Adviser, by the Adviser, of monthly compensation based on the Fund's average daily net assets for providing investment advice to the Fund and managing the investment of the assets of the Fund. The Agreement provides that the Sub-Adviser's fee shall be reduced proportionately based on the ratio of the Sub-Adviser's fee to the Adviser's fee in the event the Adviser's fee is reduced as a result of a state expense limitation.

      The Sub-Advisory Agreement, dated July 26, 1993, was approved by the Fund's Trustees on July 26, 1993. The Sub- Advisory Agreement provides that it may be terminated without penalty by either the Fund or the Sub-Adviser at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the 1940 Act or upon termination of the Advisory Agreement. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period, and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Fund or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                      IEEE

      The Sub-Adviser has entered into a Fixed Income Management Agreement, dated August 30, 1993, with IEEE pursuant to which IEEE will provide advice and recommendations with respect to fixed-income instruments and futures and options on fixed-income instruments. IEEE is a professional organization and is registered as an investment adviser with the Securities and Exchange Commission.


                                  ADMINISTRATOR

      Pursuant to an Administration Agreement, dated as of January 1, 1989 (the "Administration Agreement"), Chase Lincoln First Bank, N.A. ("Chase Lincoln"), served as the Administrator of the Trust. Effective January 1, 1993, The Chase Manhattan Bank, N.A., became the successor to Chase Lincoln by merger. The Administrator provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

      The Administration Agreement provides that the Administrator may render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty with respect to the Fund on 60 days' written notice to the Administrator when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including  all  investment  advisory  and  administration  fees,  but  excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Administrator shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Administrator shall be deducted from the monthly administration fee otherwise payable to the Administrator during such fiscal year; and if such amounts should exceed the monthly fee, the Administrator shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


      In consideration of the services provided by the Administrator pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. The Administrator, however, may voluntarily agree to waive a portion of the fees payable to it. For the period from September 8, 1993 to October 31, 1993, Chase voluntarily waived its entire administrative fee of $695. For the period from November 1, 1993 through October 31, 1994, Chase was paid or accrued Administration fees of $7,810. For the year ended October 31, 1995, the Administrator was paid or accrued administration fees in the amount of $9,592.



                                   DISTRIBUTOR

DISTRIBUTION PLAN

      The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") which provides that the Fund shall pay a distribution fee (the "Distribution Fee"), to the Distributor at an annual rate not to exceed 0.10% of the average daily net assets for distribution services (exclusive of any expenses incurred by the Distributor in connection with print or electronic media advertising). The Distributor may use all or any portion of such Distribution Fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

      The Distribution Plan, adopted by the Trust on December 16, 1991, provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding voting shares (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

      Since the Distribution Fee is not directly tied to actual expenses, the amount of Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange

Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those described above with respect to expenses incurred in connection with print or electronic media advertising, by which the Distributor's compensation is directly linked to its expenses). However, the Fund is not liable for any distribution expenses incurred in excess of the Distribution Fee it paid.


      For the period from September 8, 1993 to October 31, 1993, the distributor voluntarily waived its entire fee in the amount of $1,739. For the period from November 1, 1993 through October 31, 1994, the Distributor was paid or accrued distribution fees of $19,531. For the same period, the Distributor reimbursed the Fund for expenses amounting to $150,580. For the year ended October 31, 1995, the Distributor was paid or accrued distribution fees of $23,980.



DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

      The Trust has entered into a Distribution and Sub-Administration Agreement dated April 2, 1990 and amended June 1, 1990, (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of the shares of the Fund. As of April 1, 1990, the Distributor became a wholly-owned subsidiary of Concord Financial Group. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services, including providing officers, clerical staff and office space.

      The Distribution Agreement is currently in effect until May 13, 1994, and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty with respect to the Fund on 60 days' written notice to the Distributor when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor will be required to reduce its sub-administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable to the Distributor during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of the Fund. For the period from September 8, 1993 to October 31, 1993, the Distributor voluntarily waived its entire subadministration fee in the amount of $348. For the period from November 1, 1993 through October 31, 1994, the Distributor was paid or accrued sub-administration fees of $3,905. For the year ended October 31, 1995, the Distributor was paid or accrued sub-administration fee in the amount of $4,796.


           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN


      The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services for a fee which will not exceed, on an annualized basis, 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent may voluntarily agree to waive a portion of the fees payable to it under its Servicing Agreement on a month-to-month basis. For the period from September 8, 1993 to October 31, 1993, the Shareholder Servicing Agents voluntarily waived their entire fees in the amount of $1,739. For the period from November 1, 1993 through October 31, 1994, the Shareholder Servicing Agents were paid or accrued fees in the amount of $19,531. For the year ended October 31, 1995, Shareholder Servicing Agents were paid or accrued fees in the amount of $23,980.

      The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. With respect to transactions involving futures or options on futures, the Bank of New York may act as sub-custodian with respect to margin and collateral. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.


      In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

                             INDEPENDENT ACCOUNTANTS


      Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. Price Waterhouse LLP provides the Fund with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS


      The audited financial statements for the fiscal year ended October 31, 1995 of the Fund are incorporated herein by reference to the Portfolio's annual report to shareholders as filed with the Securities and Exchange Commission by the Trust on Form N-30D on December 29, 1995, accession number 0000950123-95-003915.


                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      Mutual Fund Group (the "Trust") is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of nineteen Funds with shares of beneficial interest without par value The Trust may offer two classes of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record.

      The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

      Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

           o Prohibitions on investment personnel acquiring securities in initial offerings;
           o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer the private placement; o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
           o A prohibition on access persons acquiring securities that are pending execution by one of the Funds or Portfolios until 7 days after the transactions of the Funds or Portfolios are completed; o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation; o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days; o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer; o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;

           o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than
           $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations); o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

                           Principal Holders


      As January 31, 1996, the following persons owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund:

The   Institue of Electrical and Electronic Engineers, Inc.             52.47%
445 Hoes Lane
P.O. Box 1331
Piscataway,  NJ  08855-1331

IEEE/ECI                                        6.31%
Attn: Michael Sosa
445 Hoes Lane
Piscataway, NJ  08854-4103

                                                               STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                                 MARCH 1,  1996



                         VISTA GLOBAL FIXED INCOME FUND
                         VISTA INTERNATIONAL EQUITY FUND
                 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019


Table of Contents                                             Page


The Funds........................................................2
Investment Objective, Policies and Restrictions..................3
Performance Information....................................... 21
Determination of Net Asset Value.............................. 24
Tax Matters................................................... 25
Management of the Trust and Portfolios ....................... 32
Independent Accountants....................................... 40
Financial Statements..........................................
General Information........................................... 40
Appendix A.....................................................A-1
Appendix B.....................................................B-1

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each dated March 1, 1996. This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of each of Vista Global Fixed Income Fund (the "Income Fund") and Vista International Equity Fund (the "Equity Fund").

 Any references to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus offering a Fund to which this Statement pertains. In each instance, the specific Prospectus referred to is referenced by the surrounding text, which identifies a specific Fund. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Funds' distributor, at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

For more information about your account, simply call the Vista Service Center at our toll-free number:

1-800-34-VISTA
Vista Service Center
P.O. Box 419392
Kansas City, MO 64141                                                    VIG-SAI

                                    THE FUNDS

         Mutual Fund Group (the "Trust") is a non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 15 separate series (a "Fund" or the "Funds"). Under a multiple-class distribution system, both the Income Fund and Equity Fund offer two classes of shares: Class A shares (which are subject to an initial sales load) and Class B shares (which are subject to a contingent deferred sales load and a higher distribution fee). The shares of the Income Fund and the Equity Fund are collectively referred to in this Statement of Additional Information as the "Shares."

         The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, or savings and loan association that has entered into a shareholder servicing agreement with the Trust on behalf of the Funds (collectively, "Shareholder Servicing Agents") or customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. VBDS receives a distribution fee from the Funds pursuant to plans of distribution adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act").

         The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Trust seeks to achieve the Income Fund's and Equity Fund's investment objective by investing all of its investable assets in an open-end, non-diversified management investment company which has the same investment objective as that Fund. The Income Fund invests in Global Fixed Income Portfolio (the "Income Portfolio") and the Equity Fund invests in International Equity Portfolio (the "Equity Portfolio") (each a "Portfolio" and collectively the "Portfolios"). The Chase Manhattan Bank, N.A. ("Chase"), the Trust's administrator, supervises the overall administration of the Trust, including the Funds. The Chase Manhattan Trust Corporation Limited is the administrator of the Portfolios. Chase is the investment adviser (the "Adviser") for each Portfolio. The Adviser continuously manages each Portfolio in accordance with its investment objective and policies. The selection of investments for each Portfolio and the way in which they are managed depend on the conditions and trends in the economy and the financial marketplaces. A majority of the Trustees of the Trust and each Portfolio are not affiliated with the Adviser. Certain qualified investors in addition to a Fund may invest in a Portfolio. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

         Advertisements for the Vista Funds may include references to the asset size of other products made available by Chase Manhattan, such as the offshore assets of the Vista Funds.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

         VISTA GLOBAL FIXED INCOME FUND seeks to provide a high total return, achieving such through current income and capital appreciation, through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

         VISTA INTERNATIONAL EQUITY FUND seeks to provide a total return on assets from long-term growth of capital and income principally derived through a broad portfolio of marketable securities of established foreign companies organized in countries other than the United States, and companies participating in foreign economies with prospects for growth.

                               INVESTMENT POLICIES

         The Prospectus sets forth the various investment policies applicable to each Fund and its related Portfolio. Since the investment characteristics of a Fund will correspond directly to those of its Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

         The following information supplements and should be read in conjunction with the sections of the Prospectus entitled "Investment Objective and Policies" and "Additional Information on Investment Policies and Techniques".

     U.S. Government Securities. For a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see Appendix B.

         Zero Coupon, Payment in Kind and Stripped Government Obligations. The Portfolios may invest in zero coupon bonds, deferred interest bonds, bonds on which the interest is payable in kind ("PIK bonds") and U.S. Treasury bonds or notes from which their unmatured interest coupons have been separated or stripped. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. Stripped obligations are created when the holder of U.S. Treasury bonds or notes, typically a custodian bank or investment brokerage firm, strips their unmatured interest coupons and resells each component separately. Stripped interest coupons have been marketed in custodial receipt programs under such names as "TIGRS" and "CATS." The underlying bonds and notes are sold and either held in book-entry form at a Federal Reserve Bank or, in the case of bearer securities, in trust on behalf of the owners thereof. The Equity Portfolio may invest up to 5% of its total assets in stripped obligations.

         Mortgage-Backed Securities. The Income Portfolio may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").
 The Income Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized
Mortgage Obligations") and in other types of mortgage-related securities (see "Other Mortgage-Backed Securities" and "Other Asset-Backed Securities") but not including stripped mortgage-backed securities. Not more than 25% of the Income Portfolio's assets will be invested in such debt securities.

         Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of a greater part of principal invested far in advance of the maturity of the mortgages in the pool. A decline in interest rates may lead to a faster rate of prepayment of the underlying mortgages and expose the Income Portfolio to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Income Portfolio, the prepayment right will tend to limit to some degree any potential increase in net asset value of the Income Portfolio because the value of the mortgage-backed securities held by the Income Portfolio may not appreciate as rapidly interest rates decline as the price of noncallable debt securities.

         Mortgage Pass-Through Securities. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of shares of the Income Fund or beneficial interests of the Income Portfolio. Also, the GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved sellers which include stateand federal-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans ("Private Certificates"). Such issuers may in addition be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Income Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Income Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities' quality standards are equivalent to the Income Portfolio's quality standards applicable to corporate debt obligations. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         The Income Portfolio invests in mortgage-backed securities rated AA or higher by Moody's or S&P or which, if unrated, are determined by the Adviser pursuant to criteria established by the Board of Trustees of the Income Portfolio to be of comparable quality.

         Collateralized Mortgage Obligations ("CMOs"). The Income Portfolio may invest in CMOs, including, with respect to up to 5% of total assets, "interest only" and "principal only" classes thereof issued by the U.S. Government or its agencies and instrumentalities. In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, through Z) of CMO bonds ("Bonds"). Proceeds of the offering of the Bonds are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C through Z. The Series A, B and C Bonds (i.e., all Bonds other than Series Z) all bear current interest. Interest on the Series Z Bond is accrued and added to principal, and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds (i.e., all Bonds other than Series Z) are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

         FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date is made to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. The Income Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are not readily marketable if, as a result, more than 10% of the value of the Income Portfolio's net assets will be not readily marketable. The Income Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Income Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. In addition, the Fund's Prospectus will be appropriately updated to describe such securities.

         Other Asset-Backed Securities. The Income Portfolio may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile ReceivablesSM" or "CARSSM" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with its investment objective and policies, the Income Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the Adviser will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

         The limitations on the net assets of the Income Portfolio which may be invested in mortgage-backed securities, including CMOs, real estate mortgage investment conduits and other mortgage-backed securities, do not apply where the obligations involved are issued or guaranteed as to the payment of principal or interest by the U.S.
Government, its agencies authorities or instrumentalities.

         The Board of Trustees of the Income Portfolio will monitor the Adviser's assessment of the liquidity of asset-backed securities and the Adviser will make its assessments pursuant to guidelines approved by the Board of Trustees.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         Each Portfolio may invest up to 5% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering".
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to each Portfolio's overall 15% limitation on illiquid securities.

         The Securities and Exchange Commission has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Board of Trustees of each Portfolio, which has the ultimate responsibility for determinations as to liquidity of portfolio securities, has adopted guidelines and procedures for determining the liquidity of Rule 144A securities and monitoring the Adviser's implementation thereof.


         Derivative and Related Instruments. To the extent permitted by the investment objectives and policies of the Portfolio, and as described more fully below, the Portfolio may: purchase, write and exercise call and put options on securities, securities indexes (including using options in combination with securities, other options or derivative instruments); enter into futures contracts and options on futures contracts; purchase and sell mortgage-backed and asset-backed securities; and purchase and sell structured products.

         Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Portfolio may experience a loss.

     Specific  Uses and  Strategies.  Set forth  below are  explanations  of the
Portfolio's  use  of  various  strategies  involving   derivatives  and  related
instruments.

         OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. The Portfolio may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments.

         Although in most cases these options will be exchange-traded, the Portfolio may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are twoparty contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

         One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

         In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, when the Portfolio writes a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or , in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments, and (iii) options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various securities in which the Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.

         These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used when the Portfolio intends to acquire an instrument or enter into a position. For example, the Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

         When writing or purchasing options, the Portfolio may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolio may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

         Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Portfolio will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     FORWARD CONTRACTS. The Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Portfolio may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross- hedges."

         The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Portfolio may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

         MORTGAGE-BACKED SECURITIES. The Portfolios may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. ALTHOUGH PROVIDING THE POTENTIAL FOR ENHANCED RETURNS, MORTGAGE-BACKED SECURITIES CAN ALSO BE VOLATILE AND RESULT IN UNANTICIPATED LOSSES.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. THE ACTUAL YIELD OF A MORTGAGE-BACKED SECURITY MAY BE ADVERSELY AFFECTED BY THE PREPAYMENT OF MORTGAGES INCLUDED IN THE MORTGAGE POOL UNDERLYING THE SECURITY.

         The Portfolios may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs are collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S.
Government, or U.S. Government-related, entities, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal because of the sequential payments.

         REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

         STRUCTURED PRODUCTS. The Portfolios may purchase interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations, thereby creating "structured products." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions. THE EXTENT OF THE PAYMENTS MADE WITH RESPECT TO STRUCTURED PRODUCTS IS DEPENDENT ON THE EXTENT OF THE CASH FLOW ON THE UNDERLYING INSTRUMENTS.

         The Portfolio may also invest in other types of structured products, including among others, spread trades and notes linked by a formula (e.g., a multiple) to the price of an underlying instrument or currency. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         INVESTMENTS IN STRUCTURED PRODUCTS GENERALLY ARE SUBJECT TO GREATER VOLATILITY THAN AN INVESTMENT DIRECTLY IN THE UNDERLYING MARKET OR SECURITY. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.


         Interest Rate and Currency Swaps. The Income Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out with the Income Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Income Portfolio and the Adviser believe that such obligations do not constitute senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) and, accordingly, will not treat them as being subject to the Income Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Income Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Income Portfolio's custodian. The Income Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Income Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

         LOANS OF PORTFOLIO SECURITIES -- Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from institutional investors such as the Portfolios. Each Portfolio reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, a Portfolio has the right to call a loan and obtain the securities loaned at any time on five days' notice.

         During the existence of a loan, a Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. A Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by a Portfolio to be of good standing, and when, in the judgment of the Portfolio, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event a Portfolio makes securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Portfolio's total assets.

         NON-DIVERSIFICATION -- The Trust has registered as a "non-diversified" investment company. Each Fund "looks through" its Portfolio to the securities held by its Portfolio for purposes of determining diversification. Each Portfolio may invest more than 5% of its assets in the obligations of a single issuer, subject to diversification requirements under federal tax laws. At present, these requirements do not permit more than 25% of the value of a Portfolio's total assets to be invested in securities (other than various securities issued or guaranteed by the United States or its agencies or instrumentalities) of any one issuer, at the close of any calendar quarter. Since a relatively high percentage of the assets of each Portfolio may be invested in the obligations of a limited number of issuers, the net asset value of each Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than the net asset value of a diversified investment company.

                                ---------------
     Shareholder approval is not required to change any of the investment policies discussed above, except as otherwise noted herein and in the Prospectus.

                             INVESTMENT RESTRICTIONS

         The Funds and the Portfolios have adopted the following investment restrictions which may not be changed with respect to a Fund or Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information means, with respect to the Fund or the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio. Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by Fund shareholders.

         It is a fundamental policy of each Fund that when the Fund holds no portfolio securities except interests in the Portfolio, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: the Fund (1) may invest more than 5% of its assets in another issuer, (2) may, consistent with Section 12 of the 1940 Act, invest in securities issued by other registered investment companies, (3) may invest more than 10% of its net assets in the securities of a registered investment company, (4) may hold more than 10% of the voting securities of a registered investment company, (5) will concentrate its investments in the investment company industry and (6) will not issue senior securities except as permitted by any exemptive order of the SEC. It is a fundamental investment policy of each Fund that when the Fund holds only portfolio securities other than interests in the Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the Fund were withdrawn from the Portfolio.

         Each Portfolio may not:

                  (1) borrow money or pledge, mortgage or hypothecate its assets, except through lending portfolio securities and except that, as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed by a Portfolio only from banks and only to accommodate requests for the reductions of investments in the Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to a Portfolio's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; no Portfolio will purchase investment securities if its outstanding borrowing, including repurchase agreements, exceeds 5% of the value of its total assets; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter;

                  (2) purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to a Portfolio's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions;

                  (3) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                  (4) knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the Portfolio's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than (i) with respect to a Portfolio's permissible futures and options transactions or (ii) forward purchases and sales of foreign currencies or securities (each Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of its ownership of securities);

                  (6) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by a Portfolio;

                  (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

                  (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of a Portfolio's investment objective, up to 25% of its assets at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to U.S. Government securities (in addition, so long as a single foreign government or supranational organization is considered to be an "industry" for purposes of this 25% limitation, each Portfolio will comply therewith), and except that, with respect to a Portfolio's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction; or

                  (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         Each Portfolio is not permitted to make loans to other persons,  except
(i) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value),
(ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Portfolio's total assets will be invested in repurchase agreements maturing in more than seven days, or
(iii) by purchasing, subject to the limitation in paragraph 5 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

         In addition, the Portfolios may enter into repurchase agreements and have adopted the following operating policy with respect to such activity, which is not fundamental and which may be changed without shareholder approval. Repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed-upon price on an agreed-upon date) may be entered into only with member banks of the Federal Reserve System and securities dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Portfolios are permitted to invest. If the counterparty of a repurchase agreement fails to pay the sum agreed to on the agreed-upon delivery date, a Portfolio would have the right to sell the securities constituting the collateral; however, the Portfolio might thereby incur a loss and in certain cases may not be permitted to sell such securities. Moreover, as noted above in paragraph 5, a Portfolio that is permitted to invest in repurchase agreements may not, as a matter of fundamental policy, invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

         The Portfolios have no current intention of making short sales of securities or maintaining a short position.

         STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, each Portfolio will not: (i) sell any security which it does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (ii) invest for the purpose of exercising control or management, (iii) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of plan of merger or consolidation; provided, however, that the securities of any registered investment company will not be purchased on behalf of the Portfolio if such purchase at the time thereof would cause more than 5% or 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer or the securities of registered investment companies, respectively, or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio; and provided, further, that securities issued by any open-end investment company shall not be purchased on behalf of the Portfolio, (iv) invest more than 10% of the

Portfolio's total assets (taken at the greater of cost or market value) in securities that are not readily marketable, (v) as to 50% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (vi) invest more than 5% of the Portfolio's assets in companies which, including predecessors, have a record of less than three years' continuous operation, (vii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (viii) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by a Portfolio's Board of Trustees without shareholder approval.

         PERCENTAGE AND RATING RESTRICTIONS: If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security of a Portfolio will not be considered a violation of policy.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Specific decisions to purchase or sell securities for the Portfolios are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by senior officers of the Adviser. Changes in a Portfolios' investments are reviewed by the Board of Trustees of the Portfolio. The portfolio managers may serve other clients of the Adviser in a similar capacity. Money market instruments are generally purchased in principal transactions without payment of brokerage commissions.

         The frequency of portfolio transactions -- portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase a Portfolio's transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Adviser will weigh the added costs of short-term investment against anticipated gains.


         The Portfolio Turnover Rate for the Income Portfolio and the Equity Portfolio for the period December 31, 1992 (commencement of operations) to October 31, 1993 was 456% and 39%, respectively. For the fiscal year ended
October 31, 1994 and 1995, the portfolio turnover rates were 345% and 84%, respectively. For the fiscal year ended October 31, 1995, the portfolio turnover rate were 624% and 137%, respectively.


         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the Adviser. At present, no other recapture arrangements are in effect.

         Under the Portfolios' Investment Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolios in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Portfolios or to its clients. Not all of such services are useful or of value in advising the Portfolios.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolios and the Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolios, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser.

         The Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

         The management fees that the Portfolios pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving one or more of the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to a Portfolio. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         In certain instances, there may be securities that are suitable for one or more of the Portfolios as well as one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will generally produce better executions for the Portfolios.


                  The Equity Portfolio paid brokerage commissions as detailed below:


                      12/31/92          Year              Year
                      through           Ended             Ended
                      10/31/93          10/31/94          10/31/95

Equity Portfolio      $100,779.76         $285,576.81      $383,649


         No  portfolio   transactions   are  executed  with  the  Adviser  or  a
Shareholder Servicing Agent, or with any affiliate of the Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.


                             PERFORMANCE INFORMATION

                              TOTAL RATE OF RETURN

         A Fund's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


         As of the fiscal year ended October 31, 1995, the average annual total rates of return are listed below:

                                         One             Since
                                        Year              Inception
Vista Global Fixed Income Fund -
         A Shares                       9.54%             6.70% (12/31/92)
         B Shares                       8.82%             4.05% (11/4/93)
Vista International Equity Fund -
         A Shares                       (1.19%)           8.60% (12/31/92)
         B Shares                       (1.61%)           1.69% (11/4/93)

         Had the maximum sales charges of 4.50% and 4.75% For A Shares, and an applicable CDSC for Shares (5% for one year and 4% since inception), been in effect, the total rates of return would have been:

                                          One             Since
                                          Year            Inception
Vista Global Fixed Income Fund -
         A Shares                        4.61%             4.98% (12/31/92)
         B Shares                        3.82%             2.11% (11/4/93)
Vista International Equity Fund -
         A Shares                        (5.88%)           6.75%  (12/31/92)
         B Shares                        (6.53%)          (0.30%) (11/4/943




                                YIELD QUOTATIONS

         Any current "yield" quotation of the Shares of the Income or the Equity Fund shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


         The yield of the A Shares of the Income Fund and the Equity Fund as of October 31, 1995 was 3.32% and (0.299%), respectively. The yield of the B Shares of those Funds was 2.81% and (0.822%), respectively.



                      NON-STANDARDIZED PERFORMANCE RESULTS

Each Fund may prepare a chart reflecting the net change in the value of an assumed initial investment of $10,000 in the Fund for the period from the commencement date of business for such Fund, with values reflecting an assumption that capital gain distributions and income dividends, if any, have been accepted in additional Shares. From time to time, the Funds will provide these performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.


A Shares -

Dec. 31, 1992             Value of         Value of       Value
through                   Initial $10,000  Capital Gains  Reinvested   Total
October 31   1995         Investment       Distributions  Dividends     Value
----------------------------------------------------------------------------

Vista Global Fixed
           Income Fund      $10,650.00     -0-            $1,168.13   $11,818.13

Vista International
  Equity Fund               12,020.00      $198.40        -0-          12,218.40

         Had the maximum sales charge of 4.50% and 4.75%, for the Vista Global Fixed Income Fund and Vista International Equity Fund, respectively been in effect, the figures for the same period would have been as follows:



Dec. 31, 1992            Value of         Value of          Value
through                  Initial $10,000  Capital Gains     Reinvested   Total
October 31,   1995       Investment       Distributions     Dividends    Value
------------------       ----------       -------------     ---------     -----

Vista Global Fixed
  Income Fund              $10,170.75     -0-             $1,115.56   $11,286.31
Vista International
  Equity Fund              11,449.05      -0-               $188.98    11,638.03
 ---------------------------------------------------------------------------

B Shares -

Nov. 4, 1993          Value of            Value of        Value
through               Initial $10,000     Capital Gains   Reinvested   Total
October 31,   1995    Investment          Distributions   Dividends    Value
------------          ----------          -------------   ---------    -----

Vista Global Fixed
  Income Fund          $10,143.13         $0.00           $684.05    $10,827.18

Vista International
  Equity Fund           10,171.09        168.71              -0-      10,339.80

         Had the maximum CDSC of 4% been charged upon redemption of shares acquired on the inception date, the figures for the same period would have been as follows:

Nov. 4, 1993          Value of            Value of        Value
through               Initial $10,000     Capital Gains   Reinvested   Total
October 31,   1995    Investment          Distributions   Dividends    Value
------------          ----------          -------------   ---------    -----

Vista Global Fixed
  Income Fund         $9,743.13          $0.00            $684.05    $10,427.18

Vista International
  Equity Fund          9,771.09          168.71             -0-        9,939.80



                        DETERMINATION OF NET ASSET VALUE
         Each class of each Fund determines its net asset value per Share each day (as of the regular close of the Exchange, normally 4:00 p.m. Eastern time, and 4:15 p.m. for options) during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing its net assets attributable to that class by the number of its shares outstanding of that class at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

          Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Boards of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Portfolios' Boards of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolios' Boards of Trustees.

         Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

         The Trust, on behalf of each Fund, and each Portfolio, reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash.

         The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.

         Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. As of 4:00 p.m. (Eastern time) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following day the New York Stock Exchange is open for trading.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Income Fund and the Equity Fund (hereinafter collectively referred to as the "Fund", unless otherwise stated) and their shareholders that are not described in the respective Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its "investment company taxable income" (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because the Fund invests all of its assets in the Portfolio which will be classified as a partnership for federal income tax purposes, the Fund will be deemed to own a proportionate share of the income of the Portfolio for purposes of determining whether the Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc. ).

         In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gains Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.


         Further, the Code also treats as ordinary income, a portion of the Capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263 (g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.


         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of to such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the entire taxable year with respect to
Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under proposed Treasury Regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or net capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under recently proposed Treasury Regulations, the Fund could elect to recognize as gain the excess as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark-to-market gain"). Such mark-to-market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark-to-market gain, if any, and will not incur the tax described in the previous paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.


         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company  shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.



         Dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

         Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 20% 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                     MANAGEMENT OF THE TRUST AND PORTFOLIOS

                              TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 West 55th Street, New York, New York 10019.

TRUSTEES


FERGUS REID, III* - Chairman of the Board of Trustees. Chairman of the Board of Trustees of Mutual Fund Trust and Trustee of Certain Portfolios advised by Chase (the "Portfolios") ; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Portfolios; from 1982 through 1984, Managing Director, Bernhard Associates (venture capital firm). Address:
202 June Road, Stamford, Connecticut 06940.

DR. RICHARD E. TEN HAKEN - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Former District Superintendent of Schools, Monroe No.2 and Orleans Counties, New York; Chairman of the Finance and the

Audit and Accounting Committees, Member of the Executive Committee; Chairman of the Board and President, New York State Teachers' Retirement System.
Address:  4 Barnfield Road, Pittsford, New York 14534.



WILLIAM J. ARMSTRONG - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Vice President and Treasurer, Ingersoll-Rand Company.
Address:  49 Aspen Way, Upper Saddle River, New Jersey 07458.



JOHN R.H. BLUM - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Attorney in Private Practice; formerly, a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995.
Address:  322 Main Street,  Lakeville, Connecticut  06039.

JOSEPH J. HARKINS* - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar.
Address:  257 Plantation Circle South, Ponte Vedra Beach, Florida 32082.

H. RICHARD VARTABEDIAN* - Trustee. President and Trustee of the Trust and Mutual Fund Trust; Chairman and President of the Portfolios; Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991.
Address:  P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576

STUART W. CRAGIN, JR. - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly, President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries.
Address:  108 Valley Road, Cos Cob, connecticut 06807.

IRVING L. THODE - Trustee. Trustee of Mutual Fund Trust and the Portfolios; Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business.
Address:  80 Perkins Road, Greenwich, Connecticut 06830.

         The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of those meetings.

         The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins*, Reid, and Vartabedian*. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1995.

         * Interested Trustees as defined under the 1940 Act.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

         Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1995 for each Trustee of the Trust:


                                                  Vista              Vista
                              Vista              Equity             Growth            Vista          Vista         Vista
                            Balanced             Income               and            Capital         Equity         Bond
                              Fund                Fund              Income           Growth           Fund          Fund
                                                                     Fund             Fund

Fergus Reid, III, Trustee    241.30              $96.13             $14,393.16      $7,594.67         $540.99      $468.64

Richard E. Ten Haken,        160.88               64.07               9,595.45       5,063.12          360.67       312.41
Trustee

William J. Armstrong,        160.88               64.07               9,595.45       5,063.12          360.67       312.41
Trustee

John R.H. Blum, Trustee      190.83               62.60               9,376.63       4,955.42          352.06       305.11

Joseph J. Harkins, Trustee   160.88               64.07               9,595.45       5,063.12          360.67       312.41

H. Richard Vartabedian,      169.60               67.79              10,159.13       5,376.61          330.18       330.18
Trustee

Stuart W. Cragin, Jr.,       160.88               64.07               9,595.45       5,063.12          360.67       312.41
Trustee

Irving L. Thode, Trustee     160.88               64.07               9,595.45       5,063.12          360.67       312.41






                                      Vista                 Vista                       Vista
                                      Short      Vista      Small           Vista       Global       Vista
                                      Term       U.S.        Cap        International   Fixed      Southeast    Vista        Vista
                                      Bond    Government   Equity           Equity      Income       Asian      Japan      European
                                      Fund       Fund       Fund             Fund        Fund         Fund       Fund        Fund
                                      ----       ----       ----             ----        ----         ----       ----        ----

Fergus Reid, III, Trustee            298.13     $919.27      $172.16       $315.97      $8.47          0          0            0

 Richard E. Ten Haken, Trustee       195.40     612.85        114.79        210.64       5.64          0          0            0

 William J. Armstrong, Trustee       195.40     612.85        114.79        210.64       5.64          0          0            0

John R.H. Blum, Trustee              190.83     598.68        114.79        205.42       5.64          0          0            0

Joseph J. Harkins, Trustee           195.40     612.85        114.79        210.64       5.64          0          0            0

H. Richard Vartabedian, Trustee      206.44     646.75        133.68        219.47       5.64          0          0            0

Stuart W. Cragin, Jr., Trustee       195.40     612.85        114.79        210.64       5.64          0          0            0

Irving L. Thode, Trustee             195.40     612.85        114.79        210.64       5.64          0          0            0


                                          Pension or            Total
                                          Retirement         Compensation
                                       Benefits Accrued       from "Fund
                                       as Fund Expenses      Complex"(1)

Fergus Reid, III, Trustee                      0             $78,456.65

 Richard E. Ten Haken, Trustee                 0              52,304.39

William J. Armstrong, Trustee                  0              52,304.39

John R.H. Blum, Trustee                        0              51,304.37

Joseph J. Harkins, Trustee                     0              52,304.39

H. Richard Vartabedian, Trustee                0             74,804 .44

Stuart W. Cragin, Jr., Trustee                 0              52,304.39

Irving L. Thode, Trustee                       0              52,304.39





(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two (Portfolios) Funds advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

         Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

         Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 5, 3, 3 and 3, respectively.

               HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

              40,000        45,000           50,000       55,000

YEARS OF
 SERVICE              ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

   10         40,000        45,000           50,000       55,000

    9         36,000        40,500           45,000       49,500

    8         32,000        36,000           40,000       44,000

    7          28,000       31,500           35,000       38,500

    6         24,000        27,000           30,000       33,000

    5         20,000        22,500           25,000       27,500





         Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Fund on whose Board the Trustee sits, subject to the Trustee's election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year:
Messrs. Ten Haken, Thode and Vartabedian.

PRINCIPAL EXECUTIVE OFFICERS:

         The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.

Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc.

Ann Bergin - Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista BrokerDealer Services, Inc.

         OWNERSHIP OF SHARES OF THE PORTFOLIOS. The Trustees and officers as a group directly or beneficially own less than 1% of each Portfolio.


         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


      The Fund pays no direct remuneration to any officer of the Trust.


     The Trustees of the Income Portfolio are H. Richard Vartabedian, Chairman, John R.H. Blum, Stuart W. Cragin, Fergus Reid, III and Irv Thode. The Trustees of the Equity Portfolio are H. Richard Vartabedian, Chairman, William J. Armstrong, Stuart W. Cragin, Jr., Fergus Reid, III and Irv Thode.

                                     ADVISER

      The Funds do not have an investment adviser because the Trust seeks to achieve the investment objectives of the Funds by investing all of the investable assets of each respective Fund in each respective Portfolio. The Portfolios' investment adviser is The Chase Manhattan Bank, N.A. (the "Adviser"), which also serves as the Funds' administrator.

                                  ADMINISTRATOR


      Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds and the Portfolios. Chase provides certain administrative services, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, independent contractors and agents; preparation for signature by an officer of all documents required to be filed for compliance with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records and providing, their own expense, office facilities, equipment and personnel necessary to carry out their duties. Chase has no responsibility or authority for any matter pertaining to the distribution of Fund shares. The Administration Agreements provide that the administrator may render administrative services to others. The Administration Agreements also provide that neither the administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Funds or the Portfolios, except for wilful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Administration Agreements.

      In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund and its respective Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction shall be deducted from the monthly administration fee otherwise payable during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the services provided pursuant to the Administration Agreements, Chase may receive from each of the Funds and the Portfolios a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets, on an annualized basis for the Funds' or the Portfolios' then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund and

Portfolio.



      For the fiscal period December 31, 1992 (commencement of operations) through October 31, 1993, and the fiscal year ended October 31, 1994 and 1995, Chase was paid or accrued administration fees with respect to the Income Fund and Equity Fund and voluntarily waived the amount in parentheses following such fees:

                      12/31/92           11/1/93              11/1/94
                      through            through              through
                      10/31/93           10/31/94             10/31/95

Income Fund:          $449 ($449)        $1,097 ($1,097)      $916 ($916)
Equity Fund:          $1,938 ($1,938)    $16,367 ($16,367)    $18,799 ($18,799)



                                   DISTRIBUTOR

DISTRIBUTION PLAN

      Each class of shares has a distribution plan under Rule 12b-1 under the 1940 Act. The Trust has adopted a plan of distribution on behalf of the Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan") for the Class A shares which provides that each of the Funds shall pay a distribution fee (the "Class A Distribution Fee") with respect to the Class A shares , including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

      As noted above, the Class B shareholders will pay a distribution fee of 0.75% of average daily net assets under a Rule 12b-1 Distribution Plan ("Class B Distribution Plan"). The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4% of the purchase price of the shares sold by such dealer. The Distributor will use its own fund or funds facilitated by the Distributor (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum of 0.75% of average daily net assets represented by Class B shares, it will take the distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

      Because of the 0.75% limitation on the daily compensation paid to the Distributor during such fiscal year, a large portion of the commission attributable to sales of Class B shares will be accrued and paid by the Fund to the distributor in fiscal years subsequent to the years in which the Class B shares are sold.

      Both Distribution Plans provide that they will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The
Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of such Fund (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


      For the fiscal period December 31, 1992 (commencement of operations) through October 31, 1993, and the fiscal year ended October 31, 1994 and 1995, the Distributor was paid or accrued distribution fees with respect to the Income Fund and Equity Fund and voluntarily waived the amount in parentheses following such fees:

                      12/31/92             11/1/93        11/1/94
                      through              through        through
                      10/31/93             10/31/94       10/31/95
A SHARES -
Income Fund:          $2,246 ($2,246)      $5,120         $3,697
Equity Fund:          $9,683 ($9,683)      $73,552        $75,652

B SHARES -
Income Fund:          ---                  $1,100         $2,661
Equity Fund           ---                  $24,853        $55,080


DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

      The Trust has entered into a Distribution and Sub-Administration Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Fund Shares. The Distributor is a wholly-owned subsidiary of Concord Financial Group. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

      The Distribution Agreement is currently in effect until December 31, 1993, and will continue in effect thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      In the event the operating expenses of any Fund, including all investment advisory, administration and subadministration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.


      For the fiscal period December 31, 1992 (commencement of operations) through October 31, 1993, and the fiscal year ended October 31, 1994 and 1995, the Distributor was paid or accrued sub-administration fees with respect to the Income Fund and Equity Fund and voluntarily waived the amount in parentheses following such fees:


                      12/31/92             11/1/93              11/1/94
                      through              through              through
                      10/31/93             10/31/94             10/31/95

Income Fund:          $449 ($449)          $1,097($1,097)      $916 ($916)
Equity Fund:          $1,938 ($1,938)      $16,367($16,367)    $18,799 ($18,799)



           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of each Fund represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may voluntarily waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund. Chase may also provide other related services to the Fund.


      For the fiscal period December 31, 1992 (commencement of operations) through October 31, 1993, and the fiscal year ended October 31, 1994 and 1995, the Shareholder Servicing Agents were paid or accrued shareholder servicing fees with respect to the Income Fund and Equity Fund and the Distributor has voluntarily borne the amount in parentheses following such fees:

                           12/31/92             11/1/93            11/1/94
                           through              through            through
                           10/31/93             10/31/94           10/31/95

Income Fund:               $2,246 ($2,246)      $5,487($2,867)   $4,583 ($2,070)
Equity Fund:               $9,683 ($9,683)      $81,836            $94,012

      The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.


      In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

      For the fiscal period December 31, 1992 (commencement of operations) through October 31,1993, and the fiscal year ended October 31, 1994 and 1995, the Transfer Agent was paid or accrued transfer agent fees with respect to the Income Fund and Equity Fund and the Distributor has voluntarily borne the amount in parentheses following such fees:

                12/31/92             11/1/93                   11/4/94
                through              through                   through
                10/31/93             10/31/94                  10/31/95

Income Fund:    $25,068 ($24,867)    $37,426($60,117)       $57,001 ($76,547)
Equity Fund:    $25,068 ($24,513)    $173,457($118,713)    $280,639 ($157,053)



                             INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds and the Portfolios, provides the Funds and the Portfolios with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS


         The audited financial statements for the fiscal year ended October 31, 1995 of the Portfolio are incorporated herein by reference to the annual report to shareholders as filed with the Securities and Exchange Commission by Mutual Fund Group on Form N-30D on December 29, 1995, accession number 0000950123-95-003915.


                               GENERAL INFORMATION

              Description Of Shares, Voting Rights And Liabilities

      Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Trust is "non-diversified", more than 5% of the assets of certain Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.

      The Trust currently consists of 15 Funds of shares of beneficial interest without par value. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.


      As noted above, the Fund offers both Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses.

      Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.75% of the public offering price. Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital distributions. Approximately eight years after purchase, Class B shares will automatically convert to Class A shares.

In general, absent waivers, Class A and Class B shares each have an annual shareholder servicing fee of 0.25% of average daily net assets. In addition, absent waivers, Class A has an annual distribution fee under Rule 12b-1 of 0.25% of average daily net assets, while Class B have an annual distribution fee under Rule 12b-1 of 0.75% of average daily net assets. Moreover, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.


      Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

      The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

      Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:


                  o Prohibitions on investment personnel acquiring securities in initial offerings;

                  o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
                  o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
                  o A prohibition on access persons acquiring securities that are pending execution by one of the Portfolios until 7 days after the transactions of the Portfolios are completed;
                  o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
                  o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
                  o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
                  o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;
                  o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations);
                  o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and
                  o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

                                Principal Holders


         As of January 31, 1996 the following persons owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the following
Funds:

VISTA GLOBAL FIXED INCOME FUND (A)

CUDD &   Co.                                              47.49%
CMB Mutual Funds Dept. - 35th Fl.
1211 6th Avenue
New York, NY  10036-8701

Barbara M Martin
David G. Martin JTWROS                                    9.78%
7637 Chancellor Way
Springfield, VA  22153-2344

CUDD & Co.                                                5.48%
Custody Dept. - 35th Fl.
1211 6th Avenue
New York, NY  10036-8701


VISTA GLOBAL FIXED INCOME FUND (B)


Smith Barney  Inc.                                       12.58%
388 Greenwich Street
New York, NY  10013-2375



BHC Securities, Inc.                                    11.63%
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7042

NFSC FEBO                                                 5.66%
NFSC/FMTC IRA
FBO Rosa Crespo
2312 SW  128 Avenue
Miami, FL.  33175-1940




VISTA INTERNATIONAL EQUITY FUND (A)


CUDD &  Co.                                              11.39%
Custody Division
1211 6th Avenue - 35th Fl .
New York, NY  10036-8701

                                   APPENDIX A
                           DESCRIPTION OF OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES


     FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FHA   DEBENTURES  --  are   debentures   issued  by  the  Federal   Housing
Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government.

     FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     FNMA BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

         FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.
         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which each Portfolio intends to invest, each Portfolio may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                        BOND AND COMMERCIAL PAPER RATINGS


Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

         The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

Moody's Bond Ratings

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa -judged to be of high quality by all standards.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security-- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Standard & Poor's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch-1, Fitch-2, Duff 1 and Duff 2 Commercial Paper Ratings

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                                MUTUAL FUND GROUP
                                -----------------
                           PART C.  OTHER INFORMATION
                           --------------------------


ITEM 24.  Financial Statements and Exhibits
          ---------------------------------

          List all financial statements and exhibits filed as part of the Registration Statement for the Vista Funds of Mutual Fund Group filed herein as part of this post-effective amendment.

     (a)  Financial statements

               In Part A:        Financial Highlights

               In Part B:        Financial Statements and the Reports thereon
                                 for the Vista Funds filed herein for the fiscal year ended October 31, 1995 are incorporated into Part B from the 1995 Annual Reports to
                                 Shareholders for all Funds as filed with the Securities and Exchange Commission by Mutual
                                 Fund Group on Form N-30D on December 29, 1995, accession number 0000950123-95-003915.

               In Part C:        None.

     (b)  Exhibits:

Exhibit
Number
-------

1(a)      Declaration of Trust, as amended. (1)
1(b)      Certificate of Amendment to Declaration of Trust dated December 14,
          1995.(12)
1(c)      Certificate of Amendment to Declaration of Trust dated October 19,
          1995.(12)
1(d)      Certificate of Amendment to Declaration of Trust dated July 25,
          1993.(12)
2         By-laws, as amended. (1)
3         None.
4         Specimen share certificate. (1)
5(a)      Investment Advisory Agreements and Sub-Advisory Agreements(6)
5(b)      Form of Investment Advisory Agreement for Vista Small Cap Equity Fund.
          (9)
5(c)      Administration Agreement.(6)
5(d)      Form of Interim Investment Advisory Agreement.(12)
5(e)      Form of Proposed Investment Advisory Agreement.(12)
5(f) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc.(12)
5(g)      Form of Administration Agreement.(12)
5(h) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and [Chase Asset Management, Inc./Van Deventer & Hoch(12)].
6(a)      Distribution and Sub-Administration Agreement.(6)
6(b)      Distribution and Sub-Administration Agreement dated August 21,
          1995.(12)
7(a)      Retirement Plan for Eligible Trustees.(12)
7(b)      Deferred Compensation Plan for Eligible Trustees.(12)
8(a)      Custodian Agreement. (1)
8(b)      Sub-Custodian Agreement. (1)
9(a)      Transfer Agency Agreement. (1)
9(b)      Administrative Services Plan. (1)
9(c)      Shareholder Servicing Agreement of Vista Mutual Funds. (1)
9(d)      Form of Shareholder Servicing Agreement of Vista Premier Funds.(1)
9(e)      Form of Shareholder Servicing Agreement. (12)

9(f)      Agreement and Plan of Reorganization and Liquidation.(12)
10        Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel. (13)
11        Consent of Price Waterhouse, LLP.(13)
12        None.
14        None.
15(a) Rule 12b-1 Distribution Plan of Vista Mutual Funds including Selected Dealer Agreement and Shareholder Service Agreement. (1)
15(b) Rule 12b-1 Distribution Plan of Vista Premier Funds including Selected Dealer Agreement and Shareholder Service Agreement. (1)
15(c) Rule 12b-1 Distribution Plan for each of Vista Bond Fund, Vista Short-Term Bond Fund, Vista Equity Fund and Vista U.S. Government Money Market Fund including Selected Dealer Agreement and Shareholder Service Agreement.(3)
15(d) Form of Rule 12b-1 Distribution Plan for Class B shares of the Vista Prime Money Market Fund.(8)
15(e) Form of Rule 12b-1 Distribution Plan for Vista Asian Oceanic Shares Fund, Vista Japan Pacific Shares Fund, Vista U.S. Government Securities
          Fund and Vista European Shares Fund.(8)
15(f)     Form of Rule 12b-1 Distribution Plan for Vista Small Cap Equity
          Fund.(9)
15(g) Proposed Rule 12b-1 Distribution Plan - Class A Shares - Vista American Value Fund (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(12)
15(h) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(12)
16        Schedule for Computation for Each Performance Quotation.(11)
17        Not Applicable.
18        Form of Rule 18f-3 Multi-Class Plan.(12)

____________________________
(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on June 8, 1992 to register shares of the Vista Balanced Fund and IEEE Spectrum Fund series of the Trust.
(3) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(4) Filed as an exhibit to Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1992.
(5) Filed as an exhibit to Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1993.
(6) Filed as an exhibit to Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 30, 1993.
(7) Filed as an exhibit to Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 10, 1994.
(8) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(9) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(10) Filed as an Exhibit to Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on July 19, 1995.
(11) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(12) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(13) Filed herewith.


ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant
          ---------------------------------------------

               Not applicable

ITEM 26.  Number of Holders of Securities
          -------------------------------

                                              Number of Record
     Title of Series                          Holders as of January 31, 1996
     ---------------                          ------------------------------

                                                A         B      Institutional
                                              Shares    Shares       Shares
VISTA(SM) U.S. Government Income Fund         2,783      726           N/A
VISTA(SM) Growth and Income                  76,565    20,969           5
VISTA(SM) Capital Growth                     38,185    22,565           5
VISTA(SM) Balanced                            1,274       609          N/A
VISTA(SM) Equity Fund                            87       N/A          N/A
VISTA(SM) Bond Fund                              74       N/A          N/A
VISTA(SM) Short-Term Bond Fund                   69       N/A          N/A
VISTA(SM) Global Fixed Income Fund              157        59          N/A
VISTA(SM) International Equity Fund           2,598     1,111          N/A
VISTA(SM) Equity Income Fund                    631       N/A          N/A
IEEE Balanced Fund                              452       N/A          N/A
VISTA(SM) Southeast Asian Fund                  117        31          N/A
VISTA(SM) Japan Fund                             54        12          N/A
VISTA(SM) European Fund                          34         9          N/A
VISTA(SM) Small Cap Equity Fund               3,459     2,851          N/A




ITEM 27.  Indemnification
          ---------------

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          The Chase Manhattan Bank, N.A. (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

          To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

                                             Principal Occupation or Other
                      Position with          Employment of a Substantial
Name                  the Adviser            Nature During Past Two Years
----                  ------------           ----------------------------

Thomas G. Labreque    Chairman of the Board, Chairman, Chief Executive Officer
                      and Director           and a Director of The Chase
                                             Manhattan Corporation and a
                                             Director of AMAX, Inc.

Richard J. Boyle      Vice Chairman of the   Vice Chairman of the Board and a
                      Board and Director     Director of The Chase Manhattan
                                             Corporation and Trustee of
                                             Prudential Realty Trust

M. Anthony Burns      Director               Chairman of the Board, President
                                             and Chief Executive Officer of
                                             Ryder System, Inc.


Joan Ganz Cooney      Director               Chairman of the Executive Committee
                                             of the Board of Trustees, formerly
                                             Chief Executive Officer of

                                             Children's Television Workshop and
                                             a Director of each of Johnson &
                                             Johnson, Metropolitan Life
                                             Insurance Company and Xerox
                                             Corporation

Edward S. Finkelstein       Director         Retired Chairman and Chief
                                             Executive Officer and Director of
                                             R.H. Macy & Co., Inc. and a
                                             Director of Time Warner Inc.

H. Laurance Fuller          Director         Chairman, President, Chief
                                             Executive Officer and Director of
                                             Amoco Corporation and Director of
                                             Abbott Laboratories

Howard C. Kauffman          Director         Retired President of Exxon
                                             Corporation and a Director of each
                                             of Pfizer Inc. and Ryder System,
                                             Inc.

Paul W. MacAvoy             Director         Dean of Yale School of Organization
                                             and Management

David T. McLaughlin         Director         President and Chief Executive
                                             Officer of The Aspen Institute,
                                             Chairman of Standard Fuse
                                             Corporation and a Director of each
                                             of ARCO Chemical Company and
                                             Westinghouse Electric Corporation

Edmund T. Pratt, Jr.        Director         Chairman Emeritus, formerly
                                             Chairman and Chief Executive
                                             Officer, of Pfizer Inc. and a
                                             Director of each of Pfizer, Inc.,
                                             Celgene Corp., General Motors
                                             Corporation and International Paper
                                             Company

Henry B. Schacht            Director         Chairman and Chief Executive
                                             Officer of Cummins Engine Company,
                                             Inc. and a Director of each of
                                             American Telephone and Telegraph
                                             Company and CBS Inc.

Jairo A. Estrada            Director         Chairman of the Board and Chief
                                             Executive Officer of Garden Way
                                             Incorporated.

Donald H. Trautlein         Director         President and Chief Executive
                                             Officer of The Aspen Institute,
                                             Chairman of Standard Fuse
                                             Corporation and a Director of each
                                             of ARCO Chemical Company and
                                             Westinghouse Electric Corporation

Kay R. Whitmore             Director         Chairman of the Board, President
                                             and Chief Executive Officer and
                                             Director of Eastman Kodak Company

James L. Ferguson           Director         Retired Chairman and Chief
                                             Executive Officer of General Foods
                                             Corporation

William H. Gray III         Director         President and Chief Executive
                                             Officer of the United Negro College
                                             Fund, Inc

David T. Kearns             Director         Retired Chairman and Chief
                                             Executive Officer of the Xerox
                                             Corporation

Delano E. Lewis             Director         President and Chief Executive
                                             Officer of National Public Radio

John H. McArthur            Director         Dean of the Harvard Graduate School
                                             of Business Administration


ITEM 29.  Principal Underwriters
          ----------------------

          (a) Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc. is the underwriter for the Registrant.

          (b) The following are the Directors and officers of Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc. The principal business address of each of these persons, with the exception of Mr. Spicer, is 125 West 55th Street, New York, New York 10022. The principal business address of Mr. Spicer is One Bush Street, San Francisco, California 94104.


                         Position and Offices               Position and Offices
Name                     with Distributor                   with the Registrant
----                     --------------------               --------------------

William B. Blundin       Director and Chief Executive Officer    None

Richard E. Stierwalt     Director and Chief Operating Officer    None

Timothy M. Spicer        Director and Chairman of the Board      None

Joseph Kissel            President                               None

George Martinez          Chief Compliance Officer                Secretary and
                         Assistant
                         and Secretary                           Treasurer

          (c)  Not applicable

ITEM 30.  Location of Accounts and Records
          --------------------------------

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

               Name                                    Address
               ----                                    -------

          Vista Broker-Dealer Services, Inc. a         125 West 55th Street
          wholly-owned subsidiary of BISYS Fund        New York, NY 10022
          Services, Inc.

          DST Systems, Inc.  (transfer agent)          21 W. 10th Street
                                                       Kansas City, MO
                                                       64105

          The Chase Manhattan Bank, N.A.               1211 Avenue of the
          (investment adviser and custodian)           Americas
                                                       New York, NY 10036

          Chase Lincoln First Bank, N.A.               One Lincoln First
          (administrator)                              Square
                                                       Rochester, NY 14363

ITEM 31.  Management Services
          -------------------

            Not applicable


ITEM 32.  Undertakings
          ------------

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 20th day of February, 1996.


                                        MUTUAL FUND GROUP



                                        By/s/ H. Richard Vartabedian
                                          --------------------------
                                            H. Richard Vartabedian
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Fergus Reid, III               Chairman and Trustee     February 20, 1996
------------------------------
    Fergus Reid, III

/s/ William J. Armstrong           Trustee                  February 20, 1996
------------------------------
    William J. Armstrong

/s/ John R.H. Blum                 Trustee                  February 20, 1996
-------------------------
    John R.H. Blum

/s/ Joseph J. Harkins              Trustee                  February 20, 1996
-------------------------------
    Joseph J. Harkins

/s/ Richard E. Ten Haken           Trustee                  February 20, 1996
-------------------------
    Richard E. Ten Haken

/s/ Stuart W. Cragin, Jr.          Trustee                  February 20, 1996
------------------------------
    Stuart W. Cragin, Jr.

/s/ Irv Thode                      Trustee                  February 20, 1996
-------------------------------
    Irv Thode

/s/ H. Richard Vartabedian         President                February 20, 1996
-------------------------------
    H. Richard Vartabedian         and Trustee

/s/ Martin R. Dean                 Treasurer and            February 20, 1996
-------------------------
    Martin R. Dean                 Principal Financial
                                   Officer

*By:
    ------------------------------------
     Attorney-in-Fact

                                   SIGNATURES

International Equity Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Mutual Fund Group to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 21st day of February, 1996.

                                   INTERNATIONAL EQUITY PORTFOLIO

                                   /s/H. Richard Vartabedian
                                   ----------------------------
                                   H. Richard Vartabedian
                                         Chairman

This amendment to the Registration Statement on Form N-1A of Mutual Fund Group has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                  Title               Date
        ----------                  -----               ----
/s/H. Richard Vartabedian          Chairman            February 21,1996
----------------------------
 H. Richard Vartabedian            and Trustee


/s/Stuart W. Cragin, Jr.           Trustee             February 21, 1996
-------------------------------
  Stuart W. Cragin, Jr.


/s/Fergus Reid, III                Trustee             February 21, 1996
-------------------------------
   Fergus Reid, III

/s/Irving L. Thode                 Trustee             February 21, 1996
------------------------------
   Irving L. Thode


/s/William J. Armstrong            Trustee             February 21, 1996
----------------------------
   William J. Armstrong

                                   SIGNATURES

Capital Growth Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Mutual Fund Group to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 21st day of February, 1996.

                                   CAPITAL GROWTH PORTFOLIO

                                   /s/H. Richard Vartabedian
                                   --------------------------------
                                   H. Richard Vartabedian
                                         Chairman

This Post-Effective Amendment to the Registration Statement on Form N-1A of Mutual Fund Group has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                  Title               Date
        ----------                  -----               ----
/s/H. Richard Vartabedian          Chairman       February 21, 1996
----------------------------
   H. Richard Vartabedian          and Trustee


/s/Stuart W. Cragin                Trustee        February 21, 1996
------------------------------
   Stuart W. Cragin, Jr.


/s/Fergus Reid, III                Trustee        February 21, 1996
--------------------------------
   Fergus Reid, III

/s/Irving L. Thode                 Trustee        February 21, 1996
-------------------------------
   Irving L. Thode


/s/Joseph J. Harkins               Trustee        February 21, 1996
------------------------------
   Joseph J. Harkins

                                   SIGNATURES

Global Fixed Income Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Mutual Fund Group to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 21st day of February, 1996.

                                   GLOBAL FIXED INCOME PORTFOLIO

                                   /s/H. Richard Vartabedian
                                   --------------------------
                                   H. Richard Vartabedian
                                         Chairman

This Post-Effective Amendment to the Registration Statement on Form N-1A of Mutual Fund Group has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                  Title               Date
        ----------                  -----               ----
/s/H. Richard Vartabedian          Chairman            February 21, 1996
----------------------------
   H. Richard Vartabedian          and Trustee


/s/Stuart W. Cragin, Jr.           Trustee             February 21, 1996
-----------------------------
   Stuart W. Cragin, Jr.


/s/Fergus Reid, III                Trustee             February 21, 1996
-------------------------------
   Fergus Reid, III

/s/Irving L. Thode                 Trustee             February 21, 1996
------------------------------
   Irving L. Thode


/s/John R. H. Blum                 Trustee             February 21, 1996
-----------------------------
   John R. H. Blum







































KL2:119844.2

                                   SIGNATURES

Growth and Income Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Mutual Fund Group to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 21st day of February, 1996.

                                   GROWTH AND INCOME PORTFOLIO

                                   /s/H. Richard Vartabedian
                                   --------------------------
                                   H. Richard Vartabedian
                                         Chairman

This Post-Effective Amendment to the Registration Statement on Form N-1A of Mutual Fund Group has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                  Title               Date
        ----------                  -----               ----
/s/H. Richard Vartabedian          Chairman            February 21, 1996
----------------------------
   H. Richard Vartabedian          and Trustee


/s/Stuart W. Cragin, Jr.           Trustee             February 21, 1996
------------------------------
   Stuart W. Cragin, Jr.


/s/Fergus Reid, III                Trustee             February 21, 1996
--------------------------------
   Fergus Reid, III

/s/Irving L. Thode                 Trustee             February 21, 1996
------------------------------
   Irving L. Thode


/s/Richard E. Ten Haken            Trustee             February 21, 1996
---------------------------
   Richard E. Ten Haken

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number
-------

10        Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel.
11        Consent of Price Waterhouse, LLP.

































































                                      C-13